UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22558

BROOKFIELD INVESTMENT FUNDS

(Exact name of registrant as specified in charter)

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023

(Address of principal executive offices) (Zip code)

BRIAN F. HURLEY, PRESIDENT

BROOKFIELD INVESTMENT FUNDS

BROOKFIELD PLACE

250 VESEY STREET 15th Floor

NEW YORK, NEW YORK 10281-1023

(Name and address of agent for service)

Registrant’s telephone number, including area code: (855) 777-8001

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Item 1. Reports to Shareholders.

2021

ANNUAL REPORT

DECEMBER 31, 2021

Brookfield Global Listed Infrastructure Fund

Brookfield Global Listed Real Estate Fund

Brookfield Real Assets Securities Fund

* Please see inside front cover of the report for important information regarding delivery of shareholder reports.

IN PROFILE

Brookfield Public Securities Group LLC (the "Firm") is an SEC-registered investment adviser and represents the Public Securities platform of Brookfield Asset Management. The Firm provides global listed real assets strategies including real estate equities, infrastructure and energy infrastructure equities, multi-real-asset-class strategies and real asset debt. With over $21 billion of assets under management as of December 31, 2021, the Firm manages separate accounts, registered funds and opportunistic strategies for institutional and individual clients, including financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net worth investors. The Firm is a wholly owned subsidiary of Brookfield Asset Management, a leading global alternative asset manager with approximately $690 billion of assets under management as of December 31, 2021. For more information, go to https://publicsecurities.brookfield.com/en.

Brookfield Investment Funds (the "Trust") is managed by Brookfield Public Securities Group LLC. The Trust uses its website as a channel of distribution of material company information. Financial and other material information regarding the Trust is routinely posted on and accessible at https://publicsecurities.brookfield.com/en.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (https://publicsecurities.brookfield.com/en), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker, investment adviser, bank or trust company) or, if you are a direct investor, by calling the Fund (toll-free) at 1-855-244-4859 or by sending an e-mail request to a Fund at publicsecurities.enquiries@brookfield.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you may call 1-855-244-4859 or send an email request to publicsecurities.enquiries@brookfield.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with a Fund.

TABLE OF CONTENTS

Letter to Shareholders	1
About Your Funds' Expenses	3
Brookfield Global Listed Infrastructure Fund
Management Discussion of Fund Performance	5
Portfolio Characteristics	9
Schedule of Investments	10
Brookfield Global Listed Real Estate Fund
Management Discussion of Fund Performance	13
Portfolio Characteristics	16
Schedule of Investments	17
Brookfield Real Assets Securities Fund
Management Discussion of Fund Performance	21
Portfolio Characteristics	28
Schedule of Investments	30
Statements of Assets and Liabilities	44
Statements of Operations	45
Statement of Changes in Net Assets	46
Financial Highlights
Brookfield Global Listed Infrastructure Fund	48
Brookfield Global Listed Real Estate Fund	49
Brookfield Real Assets Securities Fund	50
Notes to Financial Statements	51
Report of Independent Registered Public Accounting Firm	65
Tax Information	66
Liquidity Risk Management Program	67
Information Concerning Trustees and Officers	68
Joint Notice of Privacy Policy	71

This report is for shareholder information. This is not a prospectus intended for the use in the purchase or sale of Fund shares.

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

LETTER TO SHAREHOLDERS

Dear Shareholders,

We are pleased to provide the Annual Report for Brookfield Global Listed Infrastructure Fund (the "Infrastructure Fund"), Brookfield Global Listed Real Estate Fund (the "Global Real Estate Fund") and Brookfield Real Assets Securities Fund (the "Real Assets Securities Fund") (each, a "Fund," and collectively, the "Funds") for the year ended December 31, 2021.

Overall, 2021 was a year characteristic of a true economic recovery, with both equity prices and bond yields moving higher. Yet under the surface, markets experienced sharp rotations, large divergences and narrow breadth. Global equities rallied in the first half of 2021, as the rollout of COVID-19 vaccines, decreasing case counts, and additional U.S. fiscal stimulus inspired optimism about the reopening of the global economy. However, the rise of the COVID-19 Delta variant and growing concerns over inflation put many investors on high alert through the end of the second quarter.

Ongoing supply chain disruptions, rising inflation, potential disruptions to economic activity, gridlock in Washington, and possible further government restrictions remained market concerns throughout the second half of the year. This backdrop cooled investors' previous enthusiasm. Despite finishing the third quarter flat, global equities rose in the fourth quarter. After the Omicron COVID-19 variant quickly spread across the globe following its November discovery, its virulence and transmissibility suggested it would burn out quicker than previous variants, providing markets with some hope at year end.

Real assets finished the year mixed, with a dispersion of returns among real asset types. Global infrastructure lagged the broader equity market, though utilities and communications enjoyed a particularly strong year, in our view, as investors rotated into more-defensive assets amid Omicron uncertainty. Energy infrastructure equities outperformed the broader market, following a volatile year where higher energy prices dominated headlines.

We acknowledge that 2021 was a challenging year for global renewables and sustainable infrastructure equities—a key theme within global infrastructure. However, we are long-term investors and view the renewables space as immensely attractive following last year's underperformance, given numerous signs pointing to growing renewables demand over the next decade.

Within real estate, returns by U.S. property types were highest among those sectors perceived to be more defensive in nature amid the uptick in COVID-19 cases. Industrial, self-storage and residential stocks posted the strongest full-year gains, while the hotel, health care and office sectors lagged. The one exception to the trend: the inclusion of retail among the top performers in 2021, with the sector gaining more than 50%. A strong consumer helped demand rebound in the retail sector, following the damage the sector experienced when the pandemic began.

We expect 2022 to be a year of two halves. During the first half, we expect to see a very favorable backdrop for real assets. The second half is more uncertain. Our base case is for slowing but above-trend economic growth, moderating but above-trend inflationary pressures and higher real rates. We see this backdrop supporting real assets, albeit with more muted return potential and more elevated volatility than in 2021. We also are mindful of the possibility that tighter Federal Reserve policy could slow growth in the second half more than we currently expect. We are monitoring leading indicators for signs of this scenario, which could lead to flatter yield curves and pressure on risk assets in the second half and credit spread increase.

In addition to performance information and additional discussion on factors impacting the Funds, this report provides the Funds' audited financial statements and schedules of investments as of December 31, 2021.

We welcome your questions and comments and encourage you to contact our Investor Relations team at 1-855-777-8001 or visit us at https://publicsecurities.brookfield.com/en for more information.

Thank you for your support.

2021 Annual Report

LETTER TO SHAREHOLDERS (continued)

Sincerely,

Brian F. Hurley	David W. Levi, CFA
President	Chief Executive Officer
Brookfield Investment Funds	Brookfield Public Securities Group LLC

Past performance is no guarantee of future results.

These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are primarily as of the close of business on December 31, 2021 and subject to change based on subsequent developments.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Real assets includes real estate securities, infrastructure securities and natural resources securities. Property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments. Infrastructure companies may be subject to a variety of factors that may adversely affect their business, including high interest costs, high leverage, regulation costs, economic slowdown, surplus capacity, increased competition, lack of fuel availability and energy conservation policies. Natural Resources Securities may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics.

The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, impacting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate other types of risks that apply to a Fund and negatively impact Fund performance and the value of an investment in a Fund.

Quasar Distributors, LLC is the distributor of Brookfield Investment Funds.

Brookfield Public Securities Group LLC

ABOUT YOUR FUNDS' EXPENSES (Unaudited)

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges and redemption fees on redemptions; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Fund Return

The table below provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with hypothetical examples that appear in shareholders' reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the hypothetical account values and expenses in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs overall would have been higher.

	Annualized Expense Ratio(1)	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)	Expenses Paid During Period (07/01/21– 12/31/21)(1)
INFRASTRUCTURE FUND
Actual
Class A Shares	1.25%	$1,000.00	$1,092.60	$6.59
Class C Shares	2.00%	1,000.00	1,088.70	10.53
Class I Shares	1.00%	1,000.00	1,093.80	5.28
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.25%	1,000.00	1,018.90	6.36
Class C Shares	2.00%	1,000.00	1,015.12	10.16
Class I Shares	1.00%	1,000.00	1,020.16	5.09
GLOBAL REAL ESTATE FUND
Actual
Class A Shares	1.20%	$1,000.00	$1,044.10	$6.18
Class C Shares	1.95%	1,000.00	1,039.80	10.03
Class I Shares	0.95%	1,000.00	1,046.00	4.90
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.20%	1,000.00	1,019.16	6.11
Class C Shares	1.95%	1,000.00	1,015.38	9.91
Class I Shares	0.95%	1,000.00	1,020.42	4.84

2021 Annual Report

ABOUT YOUR FUNDS' EXPENSES (Unaudited) (continued)

	Annualized Expense Ratio(1)	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)	Expenses Paid During Period (07/01/21– 12/31/21)(1)
REAL ASSETS SECURITIES FUND
Actual
Class A Shares	1.15%	$1,000.00	$1,052.10	$5.95
Class C Shares	1.90%	1,000.00	1,049.10	9.81
Class I Shares	0.90%	1,000.00	1,053.40	4.66
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.15%	1,000.00	1,019.41	5.85
Class C Shares	1.90%	1,000.00	1,015.63	9.65
Class I Shares	0.90%	1,000.00	1,020.67	4.58

(1)  Expenses are equal to the Fund's annualized expense ratio by class multiplied by the average account value over the period, multiplied by 184/365 (to reflect a six-month period).

Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the year ended December 31, 2021, the Infrastructure Fund—Class I Shares had a total return of 16.14%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions, overperforming the FTSE Global Core Infrastructure 50/50 Index1, which returned 15.71%.

By sector, stock selection within airports was the largest contributor to relative performance. This was primarily due to overweight exposure to Sydney Airport (ticker: SYD.AU, region: airports, sector: Asia/Pacific) as the company's privatization was announced during the year. Stock selection and an overweight allocation to midstream contributed as did the Fund's stock selection and underweight allocation to renewables/electric generation. Conversely, stock selection and the Fund's underweight allocation to rail was the leading detractor to relative performance. Stock selection and an underweight allocation to ports detracted as did stock selection within electricity transmission & distribution.

By region, stock selection and an underweight allocation in the U.S. was the leading contributor to relative performance. Stock selection in Continental Europe also contributed. Conversely, stock selection in Asia/Pacific and zero allocation to the Middle East were the leading detractors to performance.

By security, overweight allocations to Sydney Airport (SYD, airports, Asia/Pacific), ONEOK, Inc. (OKE, midstream, U.S.), Cheniere Energy, Inc. (LNG, midstream, U.S.) were the largest contributors to relative performance. Conversely, an underweight allocation to American Tower Corporation (AMT, communications, U.S.) was the leading detractor to relative performance. Overweight allocations to China Gas Holdings Ltd. (384.HK, gas utilities, Asia/Pacific) and PG&E Corp. (PCG, electricity transmission & distribution, U.S.) also detracted.

INFRASTRUCTURE MARKET OVERVIEW

Infrastructure equities rallied in 2021, participating in the overall rebound trade seen across the market. Discussions around President Biden's infrastructure bill, which ultimately passed, may have also been helpful for investor sentiment. For the year, the FTSE Global Core Infrastructure 50/50 Index and Dow Jones Brookfield Global Infrastructure Composite Index2 returned +15.71% and +20.23%, respectively. The performance dispersion, once again, sheds a light on the significant differentiations in sector weightings for both indexes.

Transports and energy infrastructure were the clear beneficiaries from the 'risk-on' mindset. However, fundamentals also significantly improved throughout the period. Within transports, toll road traffic levels normalized, and by the end of the 2021 were nearly back to pre-COVID levels in several parts of the world. Air traffic levels have more room to improve, but there is plenty of anecdotal evidence that people are increasingly returning to air travel. While the new normal may be awhile off, we do expect COVID-19 to transfer to an endemic state where travel plans are not disrupted, and air traffic levels can begin to normalize.

Within energy infrastructure, supply and demand dynamics turned progressively more favorable throughout the period. Demand is normalizing and supply is tight, which likely sets up a strong commodity price environment. Supply is tight across commodities given the restraint of U.S. producers and the OPEC (Organization of the Petroleum Exporting Countries)+ agreement to gradually increase production. Gasoline demand was at, or near, pre-pandemic levels; meanwhile natural gas demand skyrocketed towards the end of the year, particularly in Europe over supply shortages.

Communications enjoyed another strong year, driven by strong fundamentals and broader sentiment around data and technology. The sub-sector further rallied into the end of the year as markets favored defensive assets given the surge in the Omicron variant.

Utilities underperformed until the end of 2021. Broadly speaking, fundamentals were strong given the industry's key role in the global move to net zero, commitment to ESG and renewables investment. Yet, fear of rising interest rates, inflation concerns, and commodity prices pressured the sector throughout the period. The beginning of the year

2021 Annual Report

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE FUND

brought the Texas Power Crisis and many companies in our universe sold off over potential exposure. Summer and fall brought high power prices, notably in Europe, putting additional pressure on European utilities. However, the sector rallied significantly into the end of year, given the 'flight to quality' over the Omicron variant.

OUTLOOK

As we head into 2022, we are closely watching developments around the following key issues:

INFLATION

Ongoing market concerns about rising inflation could benefit listed infrastructure, which we believe can provide a solution for investors worried about rising prices. Infrastructure companies have historically offered investors inflation protection, as their cash flows often include contractual escalators tied to the rate of inflation.

U.S. LEGISLATION

Despite recent actions in the U.S. Congress surrounding the Build Back Better bill, we believe the tax credits for wind & solar power generation that are currently in the bill could be passed in some form. This would be a significant positive for utilities.

CURRENT SECTOR VIEWS

Within utilities, we see value in U.S. gas utilities after the spike in gas prices pressured valuations. The consensus view is that elevated gas prices will hurt growth, as the rate of bill inflation will be driven by the cost of gas rather than capital investment and earnings growth at the utility. We believe this is an overreaction that assumes that gas prices will remain elevated and that North American natural gas producers will not ramp production in a higher-price regime. We are cautious around water utilities given valuation concerns We are taking advantage of select opportunities within electric utilities, particularly in Europe. Several of these names sold off over concerns around high power prices.

Within transports, we are watching the impacts of Omicron on air travel. We do not expect mass lockdowns; while the new normal may be awhile off, we do expect COVID-19 to transfer to an endemic state where travel plans are not disrupted, and air traffic levels can begin to normalize.

Within communications, tower companies, in our view, have great business models coupled with critical assets. However, we believe many of these companies are 'priced to perfection.' Given their sensitivity to interest rates and high likelihood for interest rates to rise, we believe there are better opportunities elsewhere.

Our views on near-term energy infrastructure fundamentals haven't changed. Demand is normalizing and supply is tight, which likely sets up a favorable commodity price environment.

1 The FTSE Global Core Infrastructure 50/50 Index gives participants an industry-defined interpretation of infrastructure and adjusts the exposure to certain infrastructure sub-sectors. The constituent weights are adjusted as part of the semi-annual review according to three broad industry sectors—50% Utilities, 30% Transportation including capping of 7.5% for railroads/railways and a 20% mix of other sectors including pipelines, satellites and telecommunication towers. Company weights within each group are adjusted in proportion to their investable market capitalization.

2 The Dow Jones Brookfield Global Infrastructure Composite Index is calculated and maintained by S&P Dow Jones Indexes and comprises infrastructure companies with at least 70% of their annual cash flows derived from owning and operating infrastructure assets, including MLPs. Brookfield has no direct role in the day-to-day management of any Brookfield co-branded indexes.

Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE FUND

AVERAGE ANNUAL TOTAL RETURNS

As of December 31, 2021	1 Year	5 Years	10 Years	Since Inception*
Class A (Excluding Sales Charge)	15.90%	7.26%	7.09%	7.11%
Class A (Including Sales Charge)	10.38%	6.22%	6.57%	6.58%
Class C (Excluding Sales Charge)	15.06%	6.44%	N/A	5.63%
Class C (Including Sales Charge)	14.06%	6.44%	N/A	5.63%
Class I Shares	16.14%	7.51%	7.34%	7.44%
FTSE Global Core Infrastructure 50/50 Index	15.71%	10.26%	N/A**	N/A**
Dow Jones Brookfield Global Infrastructure Composite Index	20.23%	7.26%	7.79%	8.04%
BGL Custom Index	15.71%	7.85%	8.08%	8.33%

*  Class A was incepted on December 29, 2011, Class C was incepted on May 1, 2012 and Class I was incepted on December 1, 2011. The Dow Jones Brookfield Global Infrastructure Composite Index and the BGL Custom Index references Class I's inception date. All returns shown in USD.

**  Data for the FTSE Global Core Infrastructure 50/50 Index is unavailable prior to its inception date of March 2, 2015.

The table and graphs do not reflect the deductions of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-244-4859. Performance shown including sales charge reflects the Class A maximum sales charge of 4.75%. A 1.00% Contingent Deferred Sales Charge (CDSC) would apply to redemptions made within 12 months of purchase of Class C shares. Performance data excluding sales charge does not reflect the deduction of the sales charge or CDSC and if reflected, the sales charge or fee would reduce the performance quoted.

On March 25, 2021, the Board of Trustees of Brookfield Investment Funds, on behalf of the Fund, approved a proposal to close the Fund's Class I Shares (the "Legacy Class I Shares"). Following the close of business on April 30, 2021, shareholders holding the Legacy Class I Shares had their shares automatically converted (the "Conversion") into the Fund's Class Y Shares (the "Legacy Class Y Shares"). Following the Conversion, the Fund's Legacy Class Y Shares were renamed "Class I Shares" (the "Class I Shares"). As a result of the Conversion, the Fund's new Class I Shares adopted the Legacy Class Y Shares' performance and accounting history.

The Fund's gross and net expense ratios in the prospectus dated April 30, 2021, for Class A is 1.38% and 1.25%, Class C is 2.13% and 2.00% and Class I is 1.13% and 1.00%, respectively, for the year ended December 31, 2020.

The Adviser has contractually agreed to reimburse the Fund's expenses through May 1, 2022. There is no guarantee that such reimbursement will be continued after that date.

The graphs below illustrate a hypothetical investment of $10,000 in the Infrastructure Fund—Class I Shares for the ten years ended December 31, 2021 compared to the Dow Jones Brookfield Global Infrastructure Composite Index.

2021 Annual Report

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE FUND

Disclosure

Indices are not managed and an investor cannot invest directly in an index.

The Fund's portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities. Please refer to the Schedule of Investments contained in this report for a full listing of fund holdings.

Infrastructure companies may be subject to a variety of factors that may adversely affect their business, including high interest costs, high leverage, regulation costs, economic slowdown, surplus capacity, increased competition, lack of fuel availability and energy conversation policies. The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. Investing in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of nationalization, confiscation or the imposition of restrictions on foreign investment. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Some securities held may be difficult to sell, particularly during times of market turmoil. If the Fund is forced to sell an illiquid asset to meet redemptions, it may be forced to sell at a loss. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. Using derivatives exposes the Fund to additional risks, may increase the volatility of the Fund's net asset value and may not provide the result intended. Since the Fund will invest more than 25% of its total assets in securities in the Infrastructure industry, the Fund may be subject to greater volatility than a fund that is more broadly diversified.

These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2021 and subject to change based on subsequent developments.

Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE FUND

Portfolio Characteristics (Unaudited)

December 31, 2021

ASSET ALLOCATION BY GEOGRAPHY	Percent of Total Investments
United States	54.0%
Canada	7.5%
United Kingdom	5.8%
Italy	5.3%
France	5.1%
Australia	4.2%
Germany	3.8%
Japan	3.0%
Mexico	2.4%
China	2.3%
Spain	1.8%
Hong Kong	1.6%
Brazil	1.4%
Luxembourg	1.0%
Chile	0.8%
Total	100.0%
ASSET ALLOCATION BY SECTOR	Percent of Total Investments
Renewables/Electric Generation	31.3%
Electricity Transmission & Distribution	13.1%
Rail	12.0%
Toll Roads	10.4%
Communications	8.4%
Midstream	7.0%
Pipelines	5.5%
Gas Utilities	5.3%
Airports	5.2%
Water	1.8%
Total	100.0%
TOP TEN HOLDINGS	Percent of Total Investments
NextEra Energy, Inc.	7.5%
Crown Castle International Corp.	5.1%
Enbridge, Inc.	4.4%
Dominion Energy, Inc.	4.4%
Transurban Group	4.2%
FirstEnergy Corp.	3.8%
PG&E Corp.	3.7%
National Grid PLC	3.6%
CSX Corp.	3.6%
Sempra Energy	3.3%

2021 Annual Report

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE FUND

Schedule of Investments

December 31, 2021

	Shares	Value
COMMON STOCKS – 97.8%
AUSTRALIA – 4.1%
Toll Roads – 4.1%
Transurban Group	1,906,869	$19,153,107
Total AUSTRALIA		19,153,107
BRAZIL – 1.4%
Rail – 1.4%
Rumo SA (n)	2,007,406	6,389,457
Total BRAZIL		6,389,457
CANADA – 7.4%
Midstream – 0.6%
Keyera Corp.	132,300	2,983,927
Pipelines – 4.4%
Enbridge, Inc.	515,164	20,122,735
Rail – 2.4%
Canadian Pacific Railway Ltd.	152,400	10,961,186
Total CANADA		34,067,848
CHILE – 0.8%
Water – 0.8%
Aguas Andinas SA	19,863,210	3,620,580
Total CHILE		3,620,580
CHINA – 2.2%
Airports – 0.4%
Hainan Meilan International Airport Company Ltd. (n)	694,472	2,141,961
Gas Utilities – 0.8%
ENN Energy Holdings Ltd.	189,547	3,573,287
Water – 1.0%
Guangdong Investment Ltd.	3,566,700	4,533,868
Total CHINA		10,249,116
FRANCE – 4.9%
Renewables/Electric Generation – 3.6%
Engie SA	610,100	9,032,757
Veolia Environnement SA	214,412	7,874,037
Total Renewables/Electric Generation		16,906,794
Toll Roads – 1.3%
Getlink SE	355,500	5,887,888
Total FRANCE		22,794,682
GERMANY – 3.7%
Airports – 2.2%
Fraport AG Frankfurt Airport Services Worldwide (n)	155,200	10,391,629
Renewables/Electric Generation – 1.5%
RWE AG	168,123	6,811,758
Total GERMANY		17,203,387

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE FUND

Schedule of Investments (continued)

December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
HONG KONG – 1.6%
Rail – 1.6%
MTR Corporation Ltd.	1,359,831	$7,299,646
Total HONG KONG		7,299,646
ITALY – 5.1%
Communications – 1.0%
Infrastrutture Wireless Italiane SpA (e)	380,495	4,613,894
Renewables/Electric Generation – 1.2%
Hera SpA	1,333,000	5,540,428
Toll Roads – 2.9%
Atlantia SpA (n)	688,977	13,670,519
Total ITALY		23,824,841
JAPAN – 2.9%
Rail – 2.9%
East Japan Railway Co.	158,500	9,743,869
West Japan Railway Co.	93,843	3,924,788
Total Rail		13,668,657
Total JAPAN		13,668,657
LUXEMBOURG – 1.0%
Communications – 1.0%
SES SA	572,800	4,539,406
Total LUXEMBOURG		4,539,406
MEXICO – 2.4%
Airports – 2.4%
Grupo Aeroportuario del Pacifico SAB de CV	793,708	10,961,625
Total MEXICO		10,961,625
SPAIN – 1.8%
Toll Roads – 1.8%
Ferrovial SA	260,663	8,151,882
Total SPAIN		8,151,882
UNITED KINGDOM – 5.7%
Electricity Transmission & Distribution – 3.5%
National Grid PLC	1,129,160	16,281,642
Renewables/Electric Generation – 2.2%
Drax Group PLC	285,500	2,348,036
SSE PLC	340,800	7,618,627
Total Renewables/Electric Generation		9,966,663
Total UNITED KINGDOM		26,248,305
UNITED STATES – 52.8%
Communications – 6.2%
Crown Castle International Corp.	109,700	22,898,778
SBA Communications Corp.	15,000	5,835,300
Total Communications		28,734,078

See Notes to Financial Statements.

2021 Annual Report

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE FUND

Schedule of Investments (continued)

December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Electricity Transmission & Distribution – 9.3%
CenterPoint Energy, Inc.	398,100	$11,110,971
PG&E Corp. (n)	1,394,967	16,934,899
Sempra Energy	112,005	14,816,022
Total Electricity Transmission & Distribution		42,861,892
Gas Utilities – 4.4%
Atmos Energy Corp.	89,600	9,387,392
NiSource, Inc.	395,280	10,913,681
Total Gas Utilities		20,301,073
Midstream – 6.2%
Cheniere Energy, Inc.	115,000	11,663,300
ONEOK, Inc.	124,100	7,292,116
Targa Resources Corp.	190,210	9,936,570
Total Midstream		28,891,986
Pipelines – 1.0%
Plains GP Holdings LP	456,300	4,626,882
Rail – 3.5%
CSX Corp.	431,100	16,209,360
Renewables/Electric Generation – 22.2%
CMS Energy Corp.	144,973	9,430,494
Dominion Energy, Inc.	252,900	19,867,824
Entergy Corp.	99,534	11,212,505
Evergy, Inc.	156,900	10,764,909
FirstEnergy Corp.	412,500	17,155,875
NextEra Energy, Inc.	364,200	34,001,712
Total Renewables/Electric Generation		102,433,319
Total UNITED STATES		244,058,590
Total COMMON STOCKS (Cost $391,461,459)		452,231,129
Total Investments – 97.8% (Cost $391,461,459)		452,231,129
Other Assets in Excess of Liabilities – 2.2%		10,042,791
TOTAL NET ASSETS – 100.0%		$462,273,920

The following notes should be read in conjunction with the accompanying Schedule of Investments

(e)  —  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2021, the total value of all such securities was $4,613,894 or 1.0% of net assets.

(n)  —  Non-income producing security.

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED REAL ESTATE FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the year ended December 31, 2021, the Global Real Estate Fund—Class I Shares had a total return of 23.76%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. The Fund underperformed the FTSE EPRA Nareit Developed Index1, which returned 26.09%.

Over the past year, Japan was the leading regional contributor to relative performance, driven by positive security selection. Select overweight positions in office J-REITs (real estate investment trust established in Japan) outperformed, while underweight positions in underperforming developers contributed to relative performance.

The U.S. was the second largest regional contributor. Select overweight positions in the retail sector contributed positively, as it was one of the strongest performing property types during the year. Security selection within the health care sector contributed as well. Outperformance within the residential sector was driven by overweight positions in multifamily companies focused on U.S. Sunbelt markets, as well as single-family rental companies.

Australia was a regional contributor to relative performance as well. Outperformance was driven by underweight exposure to the underperforming retail sector, as well as positive stock selection among select diversified landlords.

Conversely, the U.K. was the leading regional detractor from relative returns, driven by overweight exposure to property types that stood to benefit from a global economic reopening. These sectors, including retail, office and student housing, underperformed in the latter half of the year amid the uptick in COVID-19 cases. The Fund also experienced regional underperformance in Continental Europe and Hong Kong in light of a postponed reopening. Overweight exposure to hotels, retail and office in Continental Europe; and positions in retail-focused Hong Kong landlords detracted during the period.

Although the U.S. was a net contributor on a regional basis, property types that detracted from relative returns included self storage (underweight exposure to the outperforming sector), industrial (overweight exposure to specialty landlords) and hotels (which underperformed in the second half of the year).

GLOBAL REAL ESTATE MARKET OVERVIEW

Global real estate securities, as measured by the FTSE EPRA Nareit Developed Index, gained 26.09% in 2021. By comparison, global equities, as measured by the MSCI World Index, returned 22.35%. U.S. property types were strongest, in our view, among those sectors perceived to be more defensive in nature amid uncertainty around COVID-19 cases. Self storage, industrial and residential stocks posted the strongest gains in 2021. The retail sector also posted relatively strong returns, despite uncertainty around economic reopenings. Conversely, health care, hotel and office stocks lagged during the year, driven by weakness in the third and fourth quarters.

OUTLOOK

Overall we continue to see positive rent growth across most U.S. property types. We anticipate this growth will continue throughout 2022, although the rate of growth may slow in the latter half of the year in select sectors. Real estate demand is robust across the board, and strongest in sectors like industrial, residential and self storage. A strong consumer is helping demand rebound in the retail sector, following the damage the sector experienced when the pandemic began. Despite the Omicron COVID-19 variant, hotel fundamentals have remained strong, in our view. RevPAR (revenue per available room) trends have exhibited recent strength, driven by leisure travel demand. We anticipate these trends will improve further if a rebound in business and group travel occurs in 2022.

Outside the U.S., regional property recoveries will be contingent on local responses to COVID-19 outbreaks. As the virus becomes more of an endemic disease, we would expect responses like regional lockdowns or remote work orders to become less frequent. However, with the Omicron variant, we have learned that predicting local responses

2021 Annual Report

BROOKFIELD GLOBAL LISTED REAL ESTATE FUND

can be challenging. We believe we are positioned in the best property markets globally based on valuations and potential for long-term outperformance as the global economy reopens.

1 The FTSE EPRA Nareit Developed Index is a free-float adjusted, liquidity, size and revenue screened index designed to track the performance of listed real estate companies and REITs worldwide.

AVERAGE ANNUAL TOTAL RETURNS

As of December 31, 2021	1 Year	5 Years	10 Years	Since Inception*
Class A (Excluding Sales Charge)	23.42%	5.96%	N/A	7.46%
Class A (Including Sales Charge)	17.56%	4.93%	N/A	6.92%
Class C (Excluding Sales Charge)	22.53%	5.17%	N/A	6.66%
Class C (Including Sales Charge)	21.53%	5.17%	N/A	6.66%
Class I	23.76%	6.23%	9.02%	9.00%
FTSE EPRA Nareit Developed Index	26.09%	7.81%	8.64%	8.65%

*  Classes A and C were incepted on May 1, 2012 and Class I was incepted on December 1, 2011. The FTSE EPRA Nareit Developed Index references Class I's inception date (reflects no deduction for fees, expenses or taxes except the reinvestment of dividends net of non-U.S. withholding taxes). The Net benchmark presented is calculated on a total return basis net of foreign withholding taxes on dividends, and does not reflect fees, brokerage commissions, or other expenses. Net total return indexes reinvest dividends after the deduction of withholding taxes (for international indexes), using tax rates applicable to non-resident investors who do not benefit from double taxation treaties. All returns shown in USD.

The table and graphs do not reflect the deductions of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-244-4859. Performance shown including sales charge reflects the Class A maximum sales charge of 4.75%. A 1.00% Contingent Deferred Sales Charge (CDSC) would apply to redemptions made within 12 months of purchase of Class C shares. Performance data excluding sales charge does not reflect the deduction of the sales charge or CDSC and if reflected, the sales charge or fee would reduce the performance quoted.

On March 25, 2021, the Board of Trustees of Brookfield Investment Funds, on behalf of the Fund, approved a proposal to close the Fund's Class I Shares (the "Legacy Class I Shares"). Following the close of business on April 30, 2021, shareholders holding the Legacy Class I Shares had their shares automatically converted (the "Conversion") into the Fund's Class Y Shares (the "Legacy Class Y Shares"). Following the Conversion, the Fund's Legacy Class Y Shares were renamed "Class I Shares" (the "Class I Shares"). As a result of the Conversion, the Fund's new Class I Shares adopted the Legacy Class Y Shares' performance and accounting history.

The Fund's gross and net expense ratios in the prospectus dated April 30, 2021, for Class A is 1.30% and 1.20%, Class C is 1.94% and 1.94% and Class I is 0.93% and 0.93%, respectively for the year ended December 31, 2020.

The Adviser has contractually agreed to reimburse the Fund's expenses through May 1, 2022. There is no guarantee that such reimbursement will be continued after that date.

The graphs below illustrate a hypothetical investment of $10,000 in the Global Real Estate Fund—Class I Shares for the ten years ended December 31, 2021 compared to the FTSE EPRA Nareit Developed Index.

Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED REAL ESTATE FUND

Disclosure

Indices are not managed and an investor cannot invest directly in an index.

The Fund's portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Brookfield Global Listed Real Estate Fund currently holds these securities. Please refer to the Schedule of Investments contained in this report for a full listing of fund holdings.

Investors should be aware of the risks involved with investing in a fund concentrating in REITs and real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. Investing in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of nationalization, confiscation or the imposition of restrictions on foreign investment. The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Some securities held may be difficult to sell, particularly during times of market turmoil. If the Fund is forced to sell an illiquid asset to meet redemptions, the Fund may be forced to sell at a loss. Using derivatives exposes the Fund to additional risks, may increase the volatility of the Fund's net asset value and may not provide the result intended. Since the Fund will invest more than 25% of its total assets in securities in the Real Estate industry, the Fund may be subject to greater volatility than a fund that is more broadly diversified.

These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2021 and subject to change based on subsequent developments.

2021 Annual Report

BROOKFIELD GLOBAL LISTED REAL ESTATE FUND

Portfolio Characteristics (Unaudited)

December 31, 2021

ASSET ALLOCATION BY GEOGRAPHY	Percent of Total Investments
United States	55.6%
Japan	8.4%
United Kingdom	8.3%
France	8.2%
Hong Kong	5.8%
Australia	3.5%
Canada	3.2%
Spain	3.1%
Singapore	1.8%
Germany	1.2%
Sweden	0.9%
Total	100.0%
ASSET ALLOCATION BY SECTOR	Percent of Total Investments
Residential	17.4%
Retail	15.5%
Office	15.4%
Industrial	11.3%
Diversified	10.5%
Hotel	9.9%
Net Lease	7.2%
Healthcare	6.8%
Manufactured Homes	2.2%
Self Storage	1.6%
Specialty	1.2%
Datacenters	1.0%
Total	100.0%
TOP TEN HOLDINGS	Percent of Total Investments
Prologis, Inc.	5.6%
Simon Property Group, Inc.	4.2%
Welltower, Inc.	3.5%
Essex Property Trust, Inc.	3.5%
Park Hotels & Resorts, Inc.	3.4%
Invitation Homes, Inc.	3.1%
Mid-America Apartment Communities, Inc.	3.0%
Gecina SA	2.9%
VICI Properties, Inc.	2.5%
Mitsui Fudosan Company Ltd.	2.4%

Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED REAL ESTATE FUND

Schedule of Investments

December 31, 2021

	Shares	Value
COMMON STOCKS – 97.6%
AUSTRALIA – 3.4%
Diversified – 1.8%
The GPT Group	3,084,100	$12,161,177
Office – 1.0%
Dexus	861,152	6,963,142
Self Storage – 0.6%
National Storage REIT	1,946,200	3,764,837
Total AUSTRALIA		22,889,156
CANADA – 3.1%
Office – 1.4%
Allied Properties Real Estate Investment Trust	273,518	9,503,234
Residential – 1.7%
InterRent Real Estate Investment Trust	854,599	11,694,620
Total CANADA		21,197,854
FRANCE – 8.1%
Hotel – 1.0%
Accor SA (n)	208,363	6,753,749
Office – 5.0%
Covivio	179,238	14,712,869
Gecina SA	136,155	19,052,244
Total Office		33,765,113
Retail – 2.1%
Unibail-Rodamco-Westfield (n)	201,528	14,102,765
Total FRANCE		54,621,627
GERMANY – 1.2%
Residential – 1.2%
Vonovia SE	147,700	8,138,581
Total GERMANY		8,138,581
HONG KONG – 5.6%
Diversified – 3.5%
Sun Hung Kai Properties Ltd.	1,135,097	13,773,550
Swire Properties Ltd.	4,127,115	10,346,192
Total Diversified		24,119,742
Retail – 2.1%
Wharf Real Estate Investment Company Ltd.	2,774,584	14,098,332
Total HONG KONG		38,218,074
JAPAN – 8.2%
Hotel – 2.5%
Invincible Investment Corp.	27,084	8,561,667
Japan Hotel REIT Investment Corp.	16,691	8,154,723
Total Hotel		16,716,390

See Notes to Financial Statements.

2021 Annual Report

BROOKFIELD GLOBAL LISTED REAL ESTATE FUND

Schedule of Investments (continued)

December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Industrial – 2.3%
LaSalle Logiport REIT	3,970	$6,993,460
Mitsui Fudosan Logistics Park, Inc.	1,575	8,831,392
Total Industrial		15,824,852
Office – 2.3%
Mitsui Fudosan Company Ltd.	802,362	15,903,433
Retail – 1.1%
Frontier Real Estate Investment Corp.	1,738	7,511,675
Total JAPAN		55,956,350
SINGAPORE – 1.7%
Diversified – 1.7%
CapitaLand Integrated Commercial Trust	4,569,294	6,913,214
City Developments Ltd.	922,563	4,667,604
Total Diversified		11,580,818
Total SINGAPORE		11,580,818
SPAIN – 3.0%
Diversified – 2.3%
Merlin Properties Socimi SA	1,433,438	15,530,489
Hotel – 0.7%
Melia Hotels International SA (n)	712,980	4,831,496
Total SPAIN		20,361,985
SWEDEN – 0.9%
Diversified – 0.9%
Hufvudstaden AB	411,034	6,140,950
Total SWEDEN		6,140,950
UNITED KINGDOM – 8.1%
Industrial – 1.1%
Tritax EuroBox PLC (e)	4,949,650	7,838,509
Office – 1.3%
Derwent London PLC	193,257	8,990,522
Residential – 1.4%
The UNITE Group PLC	621,987	9,354,829
Retail – 4.3%
Capital & Counties Properties PLC	4,452,193	10,170,543
Hammerson PLC	21,262,830	9,503,662
Shaftesbury PLC	1,124,750	9,385,916
Total Retail		29,060,121
Total UNITED KINGDOM		55,243,981
UNITED STATES – 54.3%
Datacenters – 1.0%
Digital Realty Trust, Inc.	37,100	6,561,877

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED REAL ESTATE FUND

Schedule of Investments (continued)

December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Healthcare – 6.7%
Healthpeak Properties, Inc.	371,500	$13,407,435
Physicians Realty Trust	446,400	8,405,712
Welltower, Inc.	274,248	23,522,251
Total Healthcare		45,335,398
Hotel – 5.5%
Park Hotels & Resorts, Inc. (n)	1,197,391	22,606,742
Pebblebrook Hotel Trust	666,489	14,909,359
Total Hotel		37,516,101
Industrial – 7.6%
Americold Realty Trust	442,964	14,524,789
Prologis, Inc.	220,663	37,150,823
Total Industrial		51,675,612
Manufactured Homes – 2.2%
Sun Communities, Inc.	69,760	14,647,507
Net Lease – 7.0%
Agree Realty Corp.	142,400	10,161,664
EPR Properties	241,900	11,487,831
VICI Properties, Inc.	553,602	16,668,956
WP Carey, Inc.	115,476	9,474,806
Total Net Lease		47,793,257
Office – 3.9%
Alexandria Real Estate Equities, Inc.	31,400	7,000,944
Douglas Emmett, Inc.	200,680	6,722,780
Highwoods Properties, Inc.	293,400	13,082,706
Total Office		26,806,430
Residential – 12.7%
American Homes 4 Rent	165,619	7,222,645
Essex Property Trust, Inc.	66,124	23,290,856
Invitation Homes, Inc.	458,200	20,774,788
Mid-America Apartment Communities, Inc.	87,627	20,105,139
UDR, Inc.	249,300	14,955,507
Total Residential		86,348,935
Retail – 5.6%
Federal Realty Investment Trust	74,300	10,128,576
Simon Property Group, Inc.	173,316	27,690,698
Total Retail		37,819,274
Self Storage – 1.0%
Public Storage	18,300	6,854,448

See Notes to Financial Statements.

2021 Annual Report

BROOKFIELD GLOBAL LISTED REAL ESTATE FUND

Schedule of Investments (continued)

December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Specialty – 1.1%
Outfront Media, Inc.	289,200	$7,756,344
Total UNITED STATES		369,115,183
Total COMMON STOCKS (Cost $566,197,017)		663,464,559
Total Investments – 97.6% (Cost $566,197,017)		663,464,559
Other Assets in Excess of Liabilities – 2.4%		16,293,918
TOTAL NET ASSETS – 100.0%		$679,758,477

The following notes should be read in conjunction with the accompanying Schedule of Investments.

(e)  —  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2021, the total value of all such securities was $7,838,509 or 1.1% of net assets.

(n)  —  Non-income producing security.

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS SECURITIES FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the year ended December 31, 2021, the Real Assets Securities Fund—Class I Shares had a total return 18.19%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions, underperforming the Fund's Real Assets Custom Index Blend Benchmark,1 which returned 18.26%.

On an absolute performance basis, all major components of the strategy contributed positively during the period as real asset equities and debt broadly had positive performance during the year.

Relative to the benchmark, overall positive security selection and positive asset allocation effect both contributed to relative performance. Real asset debt was the leading contributor to relative performance, driven by underweight allocation to the underperforming fixed income sector. Infrastructure equities also contributed to relative performance due to positive security selection (partially offset by overweight allocation to the underperforming sector), followed by REIT preferreds (underweight allocation to the underperforming sector). Conversely, an opportunistic allocation to commodities was the leading detractor from relative performance as the sector underperformed real asset equities during the partial period. Allocations to renewables equities and energy infrastructure equities also detracted from relative performance. Finally, real estate equities ended the year as a detractor from relative performance, due to negative security selection.

In the next section, we provide further detail on the performance of each asset class, along with our outlook for investing in real asset-related securities.

INFRASTRUCTURE EQUITIES

Infrastructure equities rallied in 2021, participating in the overall rebound trade seen across the market. Discussions around President Biden's infrastructure bill, which ultimately passed, may have also been helpful for investor sentiment. For the year, the FTSE Global Core Infrastructure 50/50 Index and Dow Jones Brookfield Global Infrastructure Composite Index returned +15.71% and +20.23%, respectively. The performance dispersion, once again, sheds a light on the significant differentiations in sector weightings for both indexes.

Transports and energy infrastructure were the clear beneficiaries from the 'risk-on' mindset. However, fundamentals also significantly improved throughout the period. Within transports, toll road traffic levels normalized, and by the end of the 2021 were nearly back to pre-COVID levels in several parts of the world. Air traffic levels have more room to improve, but there is plenty of anecdotal evidence that people are increasingly returning to air travel. While the new normal may be awhile off, we do expect COVID-19 to transfer to an endemic state where travel plans are not disrupted, and air traffic levels can begin to normalize.

Within energy infrastructure, supply and demand dynamics turned progressively more favorable throughout the period. Demand is normalizing and supply is tight, which likely sets up a strong commodity price environment. Supply is tight across commodities given the restraint of U.S. producers and the OPEC (Organization of the Petroleum Exporting Countries)+ agreement to gradually increase production. Gasoline demand was at, or near, pre-pandemic levels; meanwhile natural gas demand skyrocketed towards the end of the year, particularly in Europe over supply shortages.

Communications enjoyed another strong year, driven by strong fundamentals and broader sentiment around data and technology. The sub-sector further rallied into the end of the year as markets favored defensive assets given the surge in the Omicron variant.

Utilities underperformed until the end of 2021. Broadly speaking, fundamentals were strong given the industry's key role in the global move to net zero, commitment to ESG and renewables investment. Yet, fear of rising interest rates, inflation concerns, and commodity prices pressured the sector throughout the period. The beginning of the year brought the Texas Power Crisis and many companies in our universe sold off over potential exposure. Summer and fall brought high power prices, notably in Europe, putting additional pressure on European utilities. However, the sector rallied significantly into the end of year, given the 'flight to quality' over the Omicron variant.

2021 Annual Report

BROOKFIELD REAL ASSETS SECURITIES FUND

REAL ESTATE EQUITIES

Global real estate securities, as measured by the FTSE EPRA Nareit Developed Index, gained 26.09% in 2021. By comparison, global equities, as measured by the MSCI World Index, returned 22.35%. U.S. property types were strongest, in our view, among those sectors perceived to be more defensive in nature amid uncertainty around COVID-19 cases. Self storage, industrial and residential stocks posted the strongest gains in 2021. The retail sector also posted relatively strong returns, despite uncertainty around economic reopenings. Conversely, health care, hotel and office stocks lagged during the year, driven by weakness in the third and fourth quarters.

Over the past year, Japan was the leading regional contributor to relative performance, driven by positive security selection. Select overweight positions in office J-REITs (real estate investment trust established in Japan) outperformed, while underweight positions in underperforming developers contributed to relative performance.

The U.S. was the second largest regional contributor. Select overweight positions in the retail sector contributed positively, as it was one of the strongest performing property types during the year. Security selection within the health care sector contributed as well. Outperformance within the residential sector was driven by overweight positions in multifamily companies focused on U.S. Sunbelt markets, as well as single-family rental companies.

Australia was a regional contributor to relative performance as well. Outperformance was driven by underweight exposure to the underperforming retail sector, as well as positive stock selection among select diversified landlords.

Conversely, the U.K. was the leading regional detractor from relative returns, driven by overweight exposure to property types that stood to benefit from a global economic reopening. These sectors, including retail, office and student housing, underperformed in the latter half of the year amid the uptick in COVID-19 cases. The Fund also experienced regional underperformance in Continental Europe and Hong Kong in light of a postponed reopening. Overweight exposure to hotels, retail and office in Continental Europe; and positions in retail-focused Hong Kong landlords detracted during the period.

Although the U.S. was a net contributor on a regional basis, property types that detracted from relative returns included self storage (underweight exposure to the outperforming sector), industrial (overweight exposure to specialty landlords) and hotels (which underperformed in the second half of the year).

REAL ASSET DEBT

Within credit markets, U.S. high-yield fixed income gained approximately 5.4% during the year, outperforming U.S. investment-grade (-0.95%).2 Real asset sectors as a whole outperformed the broader market, led by natural resources, while more defensive sectors lagged.

We expect that Federal Reserve policy will be the primary driver of U.S. credit markets in 2022. At its December meeting, the Fed announced that the speed of tapering asset purchases would be doubled to $30 billion per month, effectively ending purchases by March. Additionally, the Fed announced forward guidance of three rate hikes in 2022, followed by another three hikes in 2023. Markets appear to be pricing three hikes in almost exactly.

We believe that elevated inflation data will begin to subside after the first quarter, allowing Fed normalization to be slower and more measured than expectations. This would result in continued support for risk assets (including high yield) and a steepening yield curve driven by real rates. If the Fed does move more quickly on rate hikes, history shows that risk assets can still perform well in the beginning of a hiking cycle. Against this backdrop, we favor high yield and modest duration within investment grade.

Downside risks to our outlook include: 1) additional COVID-19 variants, which could hamper growth and put further pressure on supply chains and inflation, 2) greater-than-expected fiscal drag, as stimulus programs expire and if President Biden's spending programs do not get passed, 3) a policy mistake by the Federal Reserve being too hawkish, which would significantly put growth into question, 4) China's restructuring of multiple sectors, most notably

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS SECURITIES FUND

the troubled property sector, spilling over into broader markets, 5) a worsening Russia/Ukraine conflict, and 5) excessive risk taking and leverage within blockchain related sectors (cryptocurrencies, NFTs, etc.). Any of these developments would likely prompt us to reduce exposure to high yield and potentially increase investment-grade duration.

OUTLOOK

Last year was characteristic of a true economic recovery, with both stocks and bond yields moving higher. Yet under the surface, markets experienced sharp rotations, large divergences, and narrow breadth.

2022 may be a year of two distinct halves, given the near-term certainty of the U.S. Federal Reserve increasing its target interest rate. During the first half, we expect to see a very favorable backdrop for risk assets. Strong corporate earnings are likely to continue, as productivity gains driven by increased capital spending offset ongoing price pressures from rising wages and material costs. And even with the ongoing uncertainty around the pandemic, healthy savings, increased employment and higher wages should support consumer spending.

The second half is more uncertain—and may look very different. Our base case is for slowing but above-trend economic growth, moderating but above-trend inflationary pressures, higher real rates and steepening yield curves. This backdrop may prove supportive of real asset sectors specifically, albeit with more muted return potential and more elevated volatility than in 2021.

To start the year, we favor real asset equities given attractive valuations and the potential for strong earnings growth. We are positioned to take advantage of market rotation into pro-cyclical sectors and are focused on segments poised to benefit from inflation and rising rates over the medium-term. We hold an overweight view of infrastructure equity, including renewables and sustainable infrastructure, and are neutral energy infrastructure. We hold underweight views of real estate equity, real asset debt and REIT preferreds, which currently trade at relatively full valuations with meaningful interest rate sensitivity. We continue to see opportunity to benefit from rising inflation via commodities.

1 The Real Assets Custom Index Blend Benchmark, beginning 1/1/20, has consisted of 35% FTSE EPRA Nareit Developed Index, 5% ICE BofA Preferred Stock REITs 7% Constrained Index, 40% FTSE Global Core Infrastructure 50/50 Index, 5% Alerian Midstream Energy Index, and 15% ICE BofA USD Real Asset High Yield and Corporate Custom Index. For the period from 10/1/16 through 12/31/19, this Benchmark consisted of 35% FTSE EPRA Nareit Developed Index, 5% ICE BofA Preferred Stock REITs 7% Constrained Index, 40% Dow Jones Brookfield Global Infrastructure Index, 5% Alerian MLP Index, and 15% ICE BofA Global High Yield Index and ICE BofA Global Corporate Index, weighted 70% and 30%. For the period from 11/19/14 through 9/30/16, this Benchmark consisted of 33.33% DJ Brookfield Global Infrastructure Composite Index, 33.33% FTSE EPRA Nareit Developed Index, 13.33% ICE BofA Global High Yield Index and ICE BofA Global Corporate Index, weighted 70% and 30%, respectively, 10% S&P Global Natural Resources Index, 6.67% Bloomberg Commodity Index and 3.34% Barclays Global Inflation-Linked Index.

2 High-yield refers to the ICE BofAML U.S. High Yield Index which tracks the performance of U.S. dollar-denominated below-investment-grade corporate debt publicly issued in the U.S. domestic market. Investment-grade refers to the ICE BofAML U.S. Corporate Index which tracks the performance of U.S.-dollar-denominated investment-grade corporate debt publicly issued in the U.S. domestic market.

AVERAGE ANNUAL TOTAL RETURNS

As of December 31, 2021	1 Year	5 Years	Since Inception*
Class A (Excluding Sales Charge)	17.99%	7.01%	4.08%
Class A (Including Sales Charge)	12.45%	5.98%	3.37%
Class C (Excluding Sales Charge)	17.08%	6.29%	3.40%
Class C (Including Sales Charge)	16.08%	6.29%	3.40%
Class I Shares	18.19%	7.21%	4.26%
MSCI World Index	22.35%	15.64%	11.82%
Real Assets Custom Index Blend Benchmark	18.26%	8.15%	5.28%
S&P Real Assets Index	15.43%	7.43%	N/A**

*  Classes A, C and I were incepted on November 19, 2014. All returns shown in USD. The MSCI World Index and Real Assets Custom Index Blend Benchmark returns reference Class I's inception date.

**  Data for the S&P Real Assets Index is unavailable prior to its inception date of December 31, 2015.

2021 Annual Report

BROOKFIELD REAL ASSETS SECURITIES FUND

The table and graphs do not reflect the deductions of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-244-4859. Performance shown including sales charge reflects the Class A maximum sales charge of 4.75%. A 1.00% Contingent Deferred Sales Charge (CDSC) would apply to redemptions made within 12 months of purchase of Class C shares. Performance data excluding sales charge does not reflect the deduction of the sales charge or CDSC and if reflected, the sales charge or fee would reduce the performance quoted.

On March 25, 2021, the Board of Trustees of Brookfield Investment Funds, on behalf of the Fund, approved a proposal to close the Fund's Class I Shares (the "Legacy Class I Shares"). Following the close of business on April 30, 2021, shareholders holding the Legacy Class I Shares had their shares automatically converted (the "Conversion") into the Fund's Class Y Shares (the "Legacy Class Y Shares"). Following the Conversion, the Fund's Legacy Class Y Shares were renamed "Class I Shares" (the "Class I Shares"). As a result of the Conversion, the Fund's new Class I Shares adopted the Legacy Class Y Shares' performance and accounting history.

The Fund's gross and net expense ratios in the prospectus dated April 30, 2021, for Class A is 1.78% and 1.15%, Class C is 2.47% and 1.90% and Class I is 1.42% and 0.90%, respectively for the year ended December 31, 2020.

The Adviser has contractually agreed to reimburse the Fund's expenses through May 1, 2022. There is no guarantee that such reimbursement will be continued after that date.

The graphs below illustrate a hypothetical investment of $10,000 in the Real Assets Securities Fund—Class I Shares from the commencement of investment operations on November 19, 2014 to December 31, 2021 compared to the MSCI World Index.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS SECURITIES FUND

Disclosure

Indices are not managed and an investor cannot invest directly in an index.

The Fund's portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities. Please refer to the Schedule of Investments contained in this report for a full listing of fund holdings.

Mutual fund investing involves risk. Principal loss is possible. The Fund will be closely linked to the real assets market. Real assets includes real estate securities, infrastructure securities and natural resources securities. Property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments. REITs are dependent upon management skills and generally may not be diversified. REITs are subject to heavy cash flow dependency, defaults by borrowers and self liquidation. Infrastructure companies may be subject to a variety of factors that may adversely affect their business, including high interest costs, high leverage, regulation costs, economic slowdown, surplus capacity, increased competition, lack of fuel availability and energy conversation policies. The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. Investing in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of nationalization, confiscation or the imposition of restrictions on foreign investment. The Fund invests in MLPs, which involves additional risks as compared to the risks of investing in common stock, including risks related to cash flow, dilution and voting rights. MLPs may trade less frequently than larger companies due to their smaller capitalizations which may result in erratic price movement or difficulty in buying or selling. Additional management fees and other expenses are associated with investing in MLPs. Additionally, investing in MLPs involves material income tax risks and certain other risks. Actual results, performance or events may be affected by, without limitation, (1) general economic conditions, (2) performance of financial markets, (3) interest rate levels, (4) changes in laws and regulations and (5) changes in the policies of governments and/or regulatory authorities. Investing in MLPs may generate unrelated business taxable income (UBTI) for tax-exempt investors both during the holding period and at time of sale. This material is provided for general and educational purposes only, and is not intended to provide legal, tax or investment advice or to avoid legal penalties that may be imposed under U.S. federal tax laws. Investors should contact their own legal or tax advisors to learn more about the rules that may affect individual situations. Natural Resources Securities may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics. Because the Fund invests significantly in Natural Resources Securities, there is the risk that the Fund will perform poorly during a downturn in the natural resource sector. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups, military confrontations or acts of terrorism) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and the other risks to which foreign securities are subject may also affect domestic natural resource companies if they have significant operations or investments in foreign countries. Rising interest rates and general economic conditions may also affect the demand for natural resources. Debt securities rated below investment grade are commonly referred to as junk bonds and are considered speculative. Increases in interest rates can cause the prices of Fixed Income securities to decline, and the level of current income from a portfolio of Fixed Income securities may decline in certain interest rate environments. Investment by the Fund in lower rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Some securities held may be difficult to sell, particularly during times of market turmoil. If the Fund is forced to sell an illiquid asset to meet redemptions, the Fund may be forced to sell at a loss. Using derivatives exposes the Fund to additional risks, may increase the volatility of the Fund's net asset value and may not provide the result intended. Since the Fund will invest more than 80% of its total assets in securities in Real Assets securities, the Fund may be subject to greater volatility than a fund that is more broadly diversified. Past performance is no guarantee of future results.

2021 Annual Report

BROOKFIELD REAL ASSETS SECURITIES FUND

The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, impacting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate other types of risks that apply to a Fund and negatively impact Fund performance and the value of an investment in a Fund.

These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2021 and subject to change based on subsequent developments.

Credit ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as Standard Poor's, Moody's and Fitch. These firms evaluate a bond issuer's financial strength or its ability to pay a bond's principal and interest in a timely fashion. Ratings are expressed as letters ranging from 'AAA' which is the highest grade, to 'D' which is the lowest grade.

Spreads refers to the option-adjusted spread, which measures the differences in yields for fixed income securities after adjusting for embedded options.

Par value is the dollar amount due to bondholders at the maturity date of a bond.

The Alerian Midstream Energy Index is a broad-based composite of North American energy infrastructure companies. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMNA) and on a total-return basis (AMNAX).

The Alerian MLP Index is the leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX).

The Bloomberg Barclays Global Inflation Linked Index (Series-L) measures the performance of investment-grade, government inflation-linked debt from 12 different developed market countries. Investability is a key criterion for inclusion of markets in this index, and it is designed to include only those markets in which a global government linker fund is likely and able to invest.

The Bloomberg Commodity Index is a broadly diversified index that tracks the commodities markets through commodity futures contracts.

The Dow Jones Brookfield Global Infrastructure Composite Index is calculated and maintained by S&P Dow Jones Indexes and comprises infrastructure companies with at least 70% of their annual cash flows derived from owning and operating infrastructure assets, including MLPs. Brookfield has no direct role in the day-to-day management of any Brookfield co-branded indexes.

The Dow Jones Brookfield Global Infrastructure Index is calculated and maintained by S&P Dow Jones Indexes and comprises infrastructure companies with at least 70% of their annual cash flows derived from owning and operating infrastructure assets. Brookfield has no direct role in the day-to-day management of any Brookfield cobranded indexes.

The FTSE EPRA Nareit Developed Index is an unmanaged market-capitalization-weighted total-return index, which consists of publicly traded equity REITs and listed property companies from developed markets.

The FTSE Global Core Infrastructure 50/50 Index gives participants an industry-defined interpretation of infrastructure and adjusts the exposure to certain infrastructure sub-sectors. The constituent weights are adjusted as part of the semi-annual review according to three broad industry sectors—50% Utilities, 30% Transportation

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS SECURITIES FUND

including capping of 7.5% for railroads/railways and a 20% mix of other sectors including pipelines, satellites and telecommunication towers. Company weights within each group are adjusted in proportion to their investable market capitalization.

The ICE BofA Global Corporate Index tracks the performance of investment- grade public debt issued in the major domestic and Eurobond markets, including global bonds.

The ICE BofA Global High Yield Index tracks the performance of below investment-grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody's and S&P.

The ICE BofA Preferred Stock REITs 7% Constrained Index is a subset of the ICE BofA Fixed-Rate Preferred Securities Index including all real estate investment trust issued preferred securities. The ICE BofA Fixed-Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar denominated preferred securities issued in the U.S. domestic market.

The ICE BofA USD Real Asset High Yield & Corporate Custom Index is a custom index blend of sectors of ICE BofA U.S. High Yield Index (70%) and ICE BofA U.S. Corporate Index (30%) that correspond to equity sectors in Brookfield's real asset universe. Such real-asset-related sectors include Cable, Infrastructure Services, Oil Gas T&D, Telecommunications, Transportation, Utilities, Agriculture, Timber, Basic Materials, Energy Exploration & Production, Metals & Mining, Real Estate, RE Ownership & Development and REITs.

The ICE BofA U.S. High Yield Index tracks the performance of U.S.-dollar-denominated below-investment-grade corporate debt publicly issued in the U.S. domestic market.

The ICE BofA U.S. Corporate Index tracks the performance of U.S.-dollar-denominated investment-grade corporate debt publicly issued in the U.S. domestic market.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

The Real Assets Custom Index Blend Benchmark, beginning 1/1/20, has consisted of 35% FTSE EPRA Nareit Developed Index, 5% ICE BofA Preferred Stock REITs 7% Constrained Index, 40% FTSE Global Core Infrastructure 50/50 Index, 5% Alerian Midstream Energy Index, and 15% ICE BofA USD Real Asset High Yield and Corporate Custom Index. For the period from 10/1/16 through 12/31/19, this Benchmark consisted of 35% FTSE EPRA Nareit Developed Index, 5% ICE BofA Preferred Stock REITs 7% Constrained Index, 40% Dow Jones Brookfield Global Infrastructure Index, 5% Alerian MLP Index, and 15% ICE BofA Global High Yield Index and ICE BofA Global Corporate Index, weighted 70% and 30%. For the period from 11/19/14 through 9/30/16, this Benchmark consisted of 33.33% DJ Brookfield Global Infrastructure Composite Index, 33.33% FTSE EPRA Nareit Developed Index, 13.33% ICE BofA Global High Yield Index and ICE BofA Global Corporate Index, weighted 70% and 30%, respectively, 10% S&P Global Natural Resources Index, 6.67% Bloomberg Commodity Index and 3.34% Barclays Global Inflation-Linked Index.

The S&P Global Natural Resources Index includes 90 of the largest publicly traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified, liquid and investable equity exposure across three primary commodity related sectors: Agribusiness, Energy and Metals & Mining.

The S&P Real Assets Index measures global property, infrastructure, commodities and inflation-linked bonds using liquid component indexes that track equities (representing 50% of the index), fixed income (representing 40% of the index) and futures (representing 10% of the index).

These indices do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

2021 Annual Report

BROOKFIELD REAL ASSETS SECURITIES FUND

Portfolio Characteristics (Unaudited)

December 31, 2021

ASSET ALLOCATION BY SECURITY TYPE	Percent of Total Investments
Infrastructure Equities
-Global Infrastructure	48.8%
-Master Limited Partnerships	2.7%
Total Infrastructure Equities	51.5%
Real Estate Equities
-Global Real Estate Equities	38.2%
-REIT Preferreds	2.1%
Total Real Estate Equities	40.3%
Real Asset Debt	8.2%
Total	100.0%
ASSET ALLOCATION BY GEOGRAPHY	Percent of Total Investments
United States	58.9%
United Kingdom	6.4%
France	5.9%
Canada	5.5%
Japan	4.4%
Australia	3.0%
Hong Kong	2.8%
Italy	2.7%
Spain	2.7%
Germany	2.1%
China	1.1%
Mexico	1.1%
Brazil	0.8%
Singapore	0.6%
Luxembourg	0.5%
Denmark	0.4%
Chile	0.4%
Sweden	0.4%
Ireland	0.1%
New Zealand	0.1%
India	0.1%
Netherlands	0.0%
Total	100.0%
ASSET ALLOCATION BY INVESTMENT TYPE	Percent of Total Investments
Common Stocks	89.8%
Real Asset Debt	8.2%
Preferred Stocks	1.5%
Convertible Preferred Stocks	0.5%
Total	100.0%

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS SECURITIES FUND

Portfolio Characteristics (Unaudited) (continued)

December 31, 2021

TOP TEN HOLDINGS	Percent of Total Investments
NextEra Energy, Inc.	3.7%
Crown Castle International Corp.	2.2%
Prologis, Inc.	2.0%
Enbridge, Inc.	1.9%
Dominion Energy, Inc.	1.9%
National Grid PLC	1.9%
Transurban Group	1.8%
FirstEnergy Corp.	1.6%
PG&E Corp.	1.6%
Cheniere Energy, Inc.	1.6%

2021 Annual Report

BROOKFIELD REAL ASSETS SECURITIES FUND

Schedule of Investments

December 31, 2021

	Shares	Value
COMMON STOCKS – 81.9%
AUSTRALIA – 2.7%
Diversified – 0.6%
The GPT Group	80,600	$317,820
Office – 0.3%
Dexus	21,105	170,652
Self Storage – 0.1%
National Storage REIT	46,900	90,726
Toll Roads – 1.7%
Transurban Group	91,707	921,130
Total AUSTRALIA		1,500,328
BRAZIL – 0.6%
Rail – 0.5%
Rumo SA (n)	94,983	302,325
Wind & Solar – 0.1%
Omega Energia SA (n)	17,879	40,925
Total BRAZIL		343,250
CANADA – 4.6%
Clean Power – 0.1%
Fortis, Inc.	1,100	53,072
Midstream – 0.2%
Keyera Corp.	6,300	142,092
Office – 0.5%
Allied Properties Real Estate Investment Trust	7,805	271,180
Pipelines – 2.2%
Enbridge, Inc.	25,000	976,521
Enbridge, Inc.	5,798	226,586
Total Pipelines		1,203,107
Rail – 0.9%
Canadian Pacific Railway Ltd.	7,100	510,659
Residential – 0.6%
InterRent Real Estate Investment Trust	23,240	318,024
Wind & Solar – 0.1%
Boralex, Inc.	1,500	41,124
Total CANADA		2,539,258
CHILE – 0.4%
Water – 0.4%
Aguas Andinas SA	1,083,205	197,442
Total CHILE		197,442
CHINA – 1.0%
Airports – 0.2%
Hainan Meilan International Airport Company Ltd. (n)	34,200	105,483
Gas Utilities – 0.3%
ENN Energy Holdings Ltd.	9,469	178,507

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS SECURITIES FUND

Schedule of Investments (continued)

December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Water – 0.5%
Guangdong Investment Ltd.	194,849	$247,686
Wind & Solar – 0.0%
China Longyuan Power Group Corporation Ltd.	11,596	27,086
Total CHINA		558,762
DENMARK – 0.4%
Wind & Solar – 0.4%
Orsted A/S (e)	1,200	153,681
Vestas Wind Systems A/S	2,200	67,001
Total Wind & Solar		220,682
Total DENMARK		220,682
FRANCE – 5.4%
Clean Technology – 0.1%
Nexans SA	700	68,445
Hotel – 0.3%
Accor SA (n)	6,072	196,814
Office – 1.8%
Covivio	5,310	435,875
Gecina SA	3,848	538,453
Total Office		974,328
Renewables/Electric Generation – 1.8%
Engie SA	30,000	444,161
Veolia Environnement SA	14,228	522,507
Total Renewables/Electric Generation		966,668
Retail – 0.8%
Unibail-Rodamco-Westfield (n)	6,014	420,855
Toll Roads – 0.5%
Getlink SE	16,800	278,246
Wind & Solar – 0.1%
Neoen SA (e) (n)	800	34,725
Total FRANCE		2,940,081
GERMANY – 1.9%
Airports – 0.9%
Fraport AG Frankfurt Airport Services Worldwide (n)	7,600	508,868
Renewables/Electric Generation – 0.6%
RWE Ag	8,177	331,304
Residential – 0.4%
Vonovia SE	4,100	225,919
Total GERMANY		1,066,091
HONG KONG – 2.6%
Diversified – 1.3%
Sun Hung Kai Properties Ltd.	35,131	426,288
Swire Properties Ltd.	122,364	306,752
Total Diversified		733,040

See Notes to Financial Statements.

2021 Annual Report

BROOKFIELD REAL ASSETS SECURITIES FUND

Schedule of Investments (continued)

December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Rail – 0.7%
MTR Corporation Ltd.	65,671	$352,526
Retail – 0.6%
Wharf Real Estate Investment Company Ltd.	66,791	339,381
Total HONG KONG		1,424,947
INDIA – 0.0%
Renewables/Electric Generation – 0.0%
Azure Power Global Ltd. (n)	1,500	27,225
Total INDIA		27,225
IRELAND – 0.1%
Wind & Solar – 0.1%
Greencoat Renewables PLC	42,400	53,824
Total IRELAND		53,824
ITALY – 2.5%
Clean Power – 0.1%
Terna – Rete Elettrica Nazionale	6,700	54,200
Communications – 0.4%
Infrastrutture Wireless Italiane SpA (e)	17,982	218,050
Renewables/Electric Generation – 0.6%
Hera SpA	79,200	329,184
Toll Roads – 1.2%
Atlantia SpA (n)	33,358	661,882
Wind & Solar – 0.2%
Enel SpA	13,600	108,747
Total ITALY		1,372,063
JAPAN – 4.0%
Hotel – 0.9%
Invincible Investment Corp.	754	238,351
Japan Hotel REIT Investment Corp.	481	235,002
Total Hotel		473,353
Industrial – 0.7%
LaSalle Logiport REIT	110	193,774
Mitsui Fudosan Logistics Park, Inc.	40	224,289
Total Industrial		418,063
Office – 0.8%
Mitsui Fudosan Company Ltd.	21,433	424,818
Rail – 1.2%
East Japan Railway Co.	7,600	467,214
West Japan Railway Co.	4,344	181,679
Total Rail		648,893
Retail – 0.4%
Frontier Real Estate Investment Corp.	54	233,389
Total JAPAN		2,198,516

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS SECURITIES FUND

Schedule of Investments (continued)

December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
LUXEMBOURG – 0.4%
Communications – 0.4%
SES SA	28,300	$224,276
Total LUXEMBOURG		224,276
MEXICO – 1.0%
Airports – 1.0%
Grupo Aeroportuario del Pacifico SAB de CV	39,082	539,748
Total MEXICO		539,748
NEW ZEALAND – 0.1%
Clean Power – 0.1%
Mercury NZ Ltd.	11,600	48,597
Total NEW ZEALAND		48,597
SINGAPORE – 0.6%
Diversified – 0.6%
CapitaLand Integrated Commercial Trust	129,711	196,249
City Developments Ltd.	22,122	111,924
Total Diversified		308,173
Total SINGAPORE		308,173
SPAIN – 2.4%
Diversified – 0.8%
Merlin Properties Socimi SA	39,518	428,155
Hotel – 0.3%
Melia Hotels International SA (n)	19,655	133,192
Renewables/Electric Generation – 0.2%
Atlantica Sustainable Infrastructure PLC	3,200	114,432
Toll Roads – 0.7%
Ferrovial SA	12,584	393,547
Wind & Solar – 0.4%
Corp ACCIONA Energias Renovables SA (n)	1,500	55,638
EDP Renovaveis SA	1,600	39,788
Iberdrola SA	11,000	130,240
Total Wind & Solar		225,666
Total SPAIN		1,294,992
SWEDEN – 0.3%
Diversified – 0.3%
Hufvudstaden AB	12,186	182,062
Total SWEDEN		182,062
UNITED KINGDOM – 5.7%
Electricity Transmission & Distribution – 1.7%
National Grid PLC	66,503	958,923
Industrial – 0.4%
Tritax EuroBox PLC (e)	140,264	222,129
Office – 0.5%
Derwent London PLC	5,793	269,497

See Notes to Financial Statements.

2021 Annual Report

BROOKFIELD REAL ASSETS SECURITIES FUND

Schedule of Investments (continued)

December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Renewables/Electric Generation – 1.1%
Drax Group PLC	13,200	$108,561
SSE PLC	22,600	505,226
Total Renewables/Electric Generation		613,787
Residential – 0.5%
The UNITE Group PLC	17,082	256,917
Retail – 1.5%
Capital & Counties Properties PLC	121,887	278,437
Hammerson PLC	598,716	267,603
Shaftesbury PLC	32,830	273,963
Total Retail		820,003
Total UNITED KINGDOM		3,141,256
UNITED STATES – 45.2%
Clean Power – 0.4%
Clearway Energy, Inc.	1,700	61,251
Eversource Energy	800	72,784
Xcel Energy, Inc.	900	60,930
Total Clean Power		194,965
Clean Technology – 0.2%
Bloom Energy Corp. (n)	1,900	41,667
Itron, Inc. (n)	900	61,668
Total Clean Technology		103,335
Communications – 2.5%
Crown Castle International Corp.	5,200	1,085,448
SBA Communications Corp.	700	272,314
Total Communications		1,357,762
Datacenters – 0.3%
Digital Realty Trust, Inc.	1,000	176,870
Electricity Transmission & Distribution – 3.8%
CenterPoint Energy, Inc.	19,500	544,245
PG&E Corp. (n)	66,920	812,409
Sempra Energy	5,500	727,540
Total Electricity Transmission & Distribution		2,084,194
Gas Utilities – 1.8%
Atmos Energy Corp.	4,300	450,511
NiSource, Inc.	18,865	520,863
Total Gas Utilities		971,374
Healthcare – 2.2%
Healthpeak Properties, Inc.	9,900	357,291
Physicians Realty Trust	11,600	218,428
Welltower, Inc.	7,073	606,651
Total Healthcare		1,182,370
Hotel – 1.8%
Park Hotels & Resorts, Inc. (n)	31,745	599,346
Pebblebrook Hotel Trust	17,760	397,291
Total Hotel		996,637

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS SECURITIES FUND

Schedule of Investments (continued)

December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Industrial – 2.4%
Americold Realty Trust	10,618	$348,164
Prologis, Inc.	5,892	991,977
Total Industrial		1,340,141
Manufactured Homes – 0.6%
Sun Communities, Inc.	1,624	340,991
Midstream – 4.2%
Cheniere Energy, Inc.	7,912	802,435
Equitrans Midstream Corp.	22,427	231,895
ONEOK, Inc.	5,900	346,684
Targa Resources Corp.	13,481	704,247
The Williams Companies, Inc.	8,017	208,763
Total Midstream		2,294,024
Net Lease – 2.3%
Agree Realty Corp.	3,800	271,168
EPR Properties	6,500	308,685
VICI Properties, Inc.	14,864	447,555
WP Carey, Inc.	2,900	237,945
Total Net Lease		1,265,353
Office – 1.3%
Alexandria Real Estate Equities, Inc.	800	178,368
Douglas Emmett, Inc.	5,140	172,190
Highwoods Properties, Inc.	7,750	345,572
Total Office		696,130
Pipeline (MLP) – 2.4%
Energy Transfer LP	26,598	218,901
Enterprise Products Partners LP	10,245	224,980
Magellan Midstream Partners LP	4,733	219,800
MPLX LP	7,381	218,404
Plains All American Pipeline LP	23,381	218,379
Western Midstream Partners LP	10,902	242,788
Total Pipeline (MLP)		1,343,252
Pipelines – 0.8%
Kinder Morgan, Inc.	13,916	220,708
Plains GP Holdings LP	22,100	224,094
Total Pipelines		444,802
Rail – 1.4%
CSX Corp.	21,000	789,600
Renewables/Electric Generation – 9.4%
CMS Energy Corp.	7,115	462,831
Dominion Energy, Inc.	12,400	974,144
Entergy Corp.	4,854	546,803
Evergy, Inc.	7,500	514,575
FirstEnergy Corp.	19,785	822,858
NextEra Energy, Inc.	19,900	1,857,864
Total Renewables/Electric Generation		5,179,075

See Notes to Financial Statements.

2021 Annual Report

BROOKFIELD REAL ASSETS SECURITIES FUND

Schedule of Investments (continued)

December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Residential – 4.1%
American Homes 4 Rent	4,753	$207,278
Essex Property Trust, Inc.	1,744	614,289
Invitation Homes, Inc.	11,200	507,808
Mid-America Apartment Communities, Inc.	2,194	503,392
UDR, Inc.	6,700	401,933
Total Residential		2,234,700
Retail – 1.8%
Federal Realty Investment Trust	1,900	259,008
Simon Property Group, Inc.	4,475	714,971
Total Retail		973,979
Self Storage – 0.3%
Public Storage	500	187,280
Specialty – 0.4%
Outfront Media, Inc.	7,200	193,104
Water Sustainability – 0.4%
American Water Works Company, Inc.	600	113,316
Essential Utilities, Inc.	1,300	69,797
Xylem, Inc.	400	47,968
Total Water Sustainability		231,081
Wind & Solar – 0.4%
Enphase Energy, Inc. (n)	600	109,764
NextEra Energy Partners LP	600	50,640
Sunrun, Inc. (n)	2,100	72,030
Total Wind & Solar		232,434
Total UNITED STATES		24,813,453
Total COMMON STOCKS (Cost $37,446,435)		44,995,026
CONVERTIBLE PREFERRED STOCKS – 0.5%
UNITED STATES – 0.5%
Hotel – 0.1%
RLJ Lodging Trust, Series A, 1.95%	2,203	63,358
Net Lease – 0.2%
EPR Properties, Series C, 5.75%	2,723	69,654
Office – 0.1%
Equity Commonwealth, Series D, 6.50%	2,315	68,756
Retail – 0.1%
RPT Realty, Series D, 7.25%	1,070	63,034
Total UNITED STATES		264,802
Total CONVERTIBLE PREFERRED STOCKS (Cost $249,673)		264,802

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS SECURITIES FUND

Schedule of Investments (continued)

December 31, 2021

	Principal Amount (000s)	Value
REAL ASSET DEBT – 7.4%
BRAZIL – 0.1%
Metals & Mining – 0.1%
Vale Overseas Ltd., 3.75%, 07/08/30	$40	$41,400
Total BRAZIL		41,400
CANADA – 0.4%
Basic Industrial – 0.1%
Cascades, Inc., 5.38%, 01/15/28 (e)	20	20,500
Methanex Corp., 5.25%, 12/15/29	10	10,560
NOVA Chemicals Corp., 4.25%, 05/15/29 (e)	20	20,081
Total Basic Industrial		51,141
Energy – 0.0%
Baytex Energy Corp., 8.75%, 04/01/27 (e)	5	5,237
MEG Energy Corp., 6.50%, 01/15/25 (e)	11	11,196
MEG Energy Corp., 7.13%, 02/01/27 (e)	10	10,649
Total Energy		27,082
Infrastructure Services – 0.0%
GFL Environmental, Inc., 3.50%, 09/01/28 (e)	20	19,700
Media – 0.1%
Videotron Ltd., 3.63%, 06/15/29 (e)	30	30,150
Metals & Mining – 0.0%
Hudbay Minerals, Inc., 4.50%, 04/01/26 (e)	10	10,000
Oil Gas Transportation & Distribution – 0.1%
Parkland Corp., 4.50%, 10/01/29 (e)	20	20,016
TransCanada PipeLines Ltd., 2.37% (3 Month LIBOR USD + 2.21%), 05/15/67 (v)	50	42,813
Total Oil Gas Transportation & Distribution		62,829
Utility – 0.1%
Emera, Inc., 6.75% (3 Month LIBOR USD + 5.44%), 06/15/76 (v)	35	40,250
Total CANADA		241,152
FRANCE – 0.0%
Telecommunication Services – 0.0%
Altice France SA, 5.50%, 01/15/28 (e)	20	19,826
Total FRANCE		19,826
GERMANY – 0.0%
Basic Industrial – 0.0%
Mercer International, Inc., 5.13%, 02/01/29	10	10,214
Total GERMANY		10,214
NETHERLANDS – 0.0%
Media – 0.0%
UPC Broadband Finco BV, 4.88%, 07/15/31 (e)	10	10,200
Ziggo Bond Company BV, 5.13%, 02/28/30 (e)	10	10,050
Total NETHERLANDS		20,250

See Notes to Financial Statements.

2021 Annual Report

BROOKFIELD REAL ASSETS SECURITIES FUND

Schedule of Investments (continued)

December 31, 2021

	Principal Amount (000s)	Value
REAL ASSET DEBT (continued)
SPAIN – 0.1%
Utility – 0.1%
Atlantica Sustainable Infrastructure PLC, 4.13%, 06/15/28 (e)	$40	$40,300
Total SPAIN		40,300
UNITED KINGDOM – 0.1%
Energy – 0.0%
BP Capital Markets PLC, 4.88% (Fixed until 06/22/30, then 5 Year U.S. Treasury Yield Curve + 4.40%), Perpetual (v)	10	10,725
Media – 0.1%
Virgin Media Secured Finance PLC, 4.50%, 08/15/30 (e)	40	40,252
Total UNITED KINGDOM		50,977
UNITED STATES – 6.7%
Basic Industrial – 0.1%
Hexion, Inc., 7.88%, 07/15/27 (e)	20	21,100
Resolute Forest Products, Inc., 4.88%, 03/01/26 (e)	10	10,150
Tronox, Inc., 4.63%, 03/15/29 (e)	15	14,981
Total Basic Industrial		46,231
Construction & Building Materials – 0.3%
Ashton Woods USA LLC, 6.63%, 01/15/28 (e)	20	21,100
Beazer Homes USA, Inc., 5.88%, 10/15/27	20	20,925
Builders FirstSource, Inc., 5.00%, 03/01/30 (e)	10	10,725
KB Home, 4.00%, 06/15/31	20	20,750
M/I Homes, Inc., 4.95%, 02/01/28	20	20,800
Shea Homes LP, 4.75%, 04/01/29 (e)	20	20,380
Standard Industries, Inc., 3.38%, 01/15/31 (e)	15	14,449
Taylor Morrison Communities, Inc., 5.88%, 06/15/27 (e)	20	22,400
Total Construction & Building Materials		151,529
Diversified – 0.2%
Forestar Group, Inc., 5.00%, 03/01/28 (e)	40	41,050
The Howard Hughes Corp., 5.38%, 08/01/28 (e)	40	42,602
Total Diversified		83,652
Energy – 0.7%
Apache Corp., 4.25%, 01/15/30	30	32,556
California Resources Corp., 7.13%, 02/01/26 (e)	17	17,661
Chesapeake Energy Corp., 5.50%, 02/01/26 (e)	15	15,787
Civitas Resources, Inc., 5.00%, 10/15/26 (e)	10	10,098
Comstock Resources, Inc., 6.75%, 03/01/29 (e)	30	32,498
Continental Resources, Inc., 5.75%, 01/15/31 (e)	21	24,730
Devon Energy Corp., 7.95%, 04/15/32	10	14,026
Endeavor Energy Resources LP, 6.63%, 07/15/25 (e)	20	21,161
EQT Corp., 7.50%, 02/01/30	21	26,985
Moss Creek Resources Holdings, Inc., 10.50%, 05/15/27 (e)	15	15,019
Occidental Petroleum Corp., 3.50%, 08/15/29	50	51,297
Occidental Petroleum Corp., 8.88%, 07/15/30	48	64,800
Range Resources Corp., 8.25%, 01/15/29	10	11,150

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS SECURITIES FUND

Schedule of Investments (continued)

December 31, 2021

	Principal Amount (000s)	Value
REAL ASSET DEBT (continued)
Southwestern Energy Co., 5.38%, 02/01/29	$32	$33,840
Transocean Proteus Ltd., 6.25%, 12/01/24 (e)	28	27,088
Total Energy		398,696
Health Facilities – 0.3%
CHS/Community Health Systems, Inc., 4.75%, 02/15/31 (e)	55	55,481
HCA, Inc., 3.50%, 09/01/30	60	63,413
Tenet Healthcare Corp., 4.88%, 01/01/26 (e)	19	19,516
Tenet Healthcare Corp., 6.13%, 10/01/28 (e)	16	16,899
Total Health Facilities		155,309
Infrastructure Services – 0.1%
Mueller Water Products, Inc., 4.00%, 06/15/29 (e)	10	10,100
Terex Corp., 5.00%, 05/15/29 (e)	10	10,275
United Rentals North America, Inc., 3.88%, 02/15/31	20	20,300
United Rentals North America, Inc., 5.50%, 05/15/27	20	20,800
Total Infrastructure Services		61,475
Leisure – 0.7%
Boyd Gaming Corp., 4.75%, 12/01/27	13	13,260
Boyd Gaming Corp., 4.75%, 06/15/31 (e)	30	30,600
Caesars Resort Collection LLC, 5.75%, 07/01/25 (e)	20	20,886
Cedar Fair LP, 5.50%, 05/01/25 (e)	40	41,400
GLP Capital LP, 4.00%, 01/15/30	40	42,322
MGM Growth Properties Operating Partnership LP, 4.50%, 09/01/26	40	43,000
Park Intermediate Holdings LLC, 5.88%, 10/01/28 (e)	30	31,200
RHP Hotel Properties LP, 4.50%, 02/15/29 (e)	10	10,000
Scientific Games International, Inc., 5.00%, 10/15/25 (e)	20	20,590
Scientific Games International, Inc., 8.25%, 03/15/26 (e)	20	21,050
Six Flags Entertainment Corp., 5.50%, 04/15/27 (e)	20	20,700
Station Casinos LLC, 4.50%, 02/15/28 (e)	20	20,114
VICI Properties LP, 4.63%, 12/01/29 (e)	40	42,569
Total Leisure		357,691
Media – 0.5%
Cable One, Inc., 4.00%, 11/15/30 (e)	50	49,000
CCO Holdings LLC, 4.75%, 03/01/30 (e)	125	130,000
CSC Holdings LLC, 4.63%, 12/01/30 (e)	30	28,387
CSC Holdings LLC, 4.50%, 11/15/31 (e)	30	29,625
DIRECTV Financing LLC, 5.88%, 08/15/27 (e)	20	20,467
DISH DBS Corp., 5.13%, 06/01/29	20	18,200
DISH DBS Corp., 5.25%, 12/01/26 (e)	10	10,154
GCI LLC, 4.75%, 10/15/28 (e)	10	10,263
Total Media		296,096
Metals & Mining – 0.1%
Cleveland-Cliffs, Inc., 6.75%, 03/15/26 (e)	10	10,588
Freeport-McMoRan, Inc., 4.25%, 03/01/30	40	42,200
Total Metals & Mining		52,788

See Notes to Financial Statements.

2021 Annual Report

BROOKFIELD REAL ASSETS SECURITIES FUND

Schedule of Investments (continued)

December 31, 2021

	Principal Amount (000s)	Value
REAL ASSET DEBT (continued)
Oil Gas Transportation & Distribution – 1.2%
Antero Midstream Partners LP, 5.38%, 06/15/29 (e)	$30	$31,350
Blue Racer Midstream LLC, 6.63%, 07/15/26 (e)	10	10,300
Buckeye Partners LP, 4.13%, 12/01/27	20	20,642
Cheniere Energy, Inc., 4.63%, 10/15/28	30	31,725
Crestwood Midstream Partners LP, 5.63%, 05/01/27 (e)	10	10,187
DCP Midstream Operating LP, 5.85% (3 Month LIBOR USD + 3.85%), 05/21/43 (e) (v)	20	19,400
DCP Midstream Operating LP, 5.60%, 04/01/44	20	24,880
DT Midstream, Inc., 4.13%, 06/15/29 (e)	20	20,475
Energy Transfer LP, 3.15% (3 Month LIBOR USD + 3.02%), 11/01/66 (v)	50	40,000
Energy Transfer LP, 6.75% (Fixed until 05/15/25, then 5 Year U.S. Treasury Yield Curve + 5.13%), Perpetual (v)	12	12,000
Energy Transfer LP, 7.13% (Fixed until 05/15/25, then 5 Year U.S. Treasury Yield Curve + 5.31%), Perpetual (v)	12	12,180
EnLink Midstream LLC, 5.38%, 06/01/29	30	30,675
EQM Midstream Partners LP, 4.50%, 01/15/29 (e)	50	52,000
Ferrellgas LP, 5.38%, 04/01/26 (e)	10	9,675
Genesis Energy LP, 6.50%, 10/01/25	20	19,750
Global Partners LP, 7.00%, 08/01/27	20	20,750
Holly Energy Partners LP, 5.00%, 02/01/28 (e)	58	57,782
MPLX LP, 6.88% (Fixed until 02/15/23, then 3 Month LIBOR USD + 4.65%), Perpetual (v)	40	40,100
NuStar Logistics LP, 5.75%, 10/01/25	18	19,370
Plains All American Pipeline LP, 6.13% (Fixed until 11/15/22, then 3 Month LIBOR USD + 4.11%), Perpetual (v)	10	8,487
Suburban Propane Partners LP, 5.00%, 06/01/31 (e)	19	19,214
Sunoco LP, 4.50%, 05/15/29	9	9,140
Tallgrass Energy Partners LP, 6.00%, 12/31/30 (e)	41	41,085
Targa Resources Partners LP, 5.38%, 02/01/27	60	61,834
Western Midstream Operating LP, 4.75%, 08/15/28	50	55,250
Total Oil Gas Transportation & Distribution		678,251
Other Real Estate – 0.0%
Wynn Resorts Finance LLC, 5.13%, 10/01/29 (e)	10	10,150
Real Estate – 0.7%
American Homes 4 Rent LP, 3.38%, 07/15/51	40	40,307
EPR Properties, 3.75%, 08/15/29	30	30,304
Global Net Lease, Inc., 3.75%, 12/15/27 (e)	10	9,773
Iron Mountain, Inc., 4.88%, 09/15/29 (e)	25	25,875
iStar, Inc., 5.50%, 02/15/26	60	62,100
LXP Industrial Trust, 2.70%, 09/15/30	45	44,620
Mid-America Apartments LP, 2.88%, 09/15/51	45	44,483
RLJ Lodging Trust LP, 3.75%, 07/01/26 (e)	35	35,193
Service Properties Trust, 4.95%, 10/01/29	15	14,250
Starwood Property Trust, Inc., 3.63%, 07/15/26 (e)	65	64,675
Station Casinos LLC, 4.63%, 12/01/31 (e)	5	5,041
Total Real Estate		376,621

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS SECURITIES FUND

Schedule of Investments (continued)

December 31, 2021

	Principal Amount (000s)	Value
REAL ASSET DEBT (continued)
Telecommunication Services – 1.0%
American Tower Corp., 3.10%, 06/15/50	$45	$43,887
Cablevision Lightpath LLC, 3.88%, 09/15/27 (e)	65	63,050
Cogent Communications Group, Inc., 3.50%, 05/01/26 (e)	10	10,150
Consolidated Communications, Inc., 6.50%, 10/01/28 (e)	40	42,000
Crown Castle International Corp., 3.25%, 01/15/51	43	41,921
Frontier Communications Holdings LLC, 5.00%, 05/01/28 (e)	55	56,650
Level 3 Financing, Inc., 4.63%, 09/15/27 (e)	85	86,700
SBA Communications Corp., 3.88%, 02/15/27	30	30,900
T-Mobile USA, Inc., 4.75%, 02/01/28	49	51,573
T-Mobile USA, Inc., 3.50%, 04/15/31	27	28,080
T-Mobile USA, Inc., 3.40%, 10/15/52 (e)	40	39,954
Windstream Escrow LLC, 7.75%, 08/15/28 (e)	20	21,209
Zayo Group Holdings, Inc., 4.00%, 03/01/27 (e)	60	59,100
Total Telecommunication Services		575,174
Utility – 0.8%
American Electric Power Company, Inc., 3.25%, 03/01/50	40	39,423
Calpine Corp., 5.13%, 03/15/28 (e)	55	55,834
Clearway Energy Operating LLC, 3.75%, 02/15/31 (e)	25	24,937
CMS Energy Corp., 4.75% (5 Year U.S. Treasury Yield Curve + 4.12%), 06/01/50 (v)	30	32,625
FirstEnergy Corp., 3.40%, 03/01/50	45	44,100
NextEra Energy Capital Holdings, Inc., 2.33% (3 Month LIBOR USD + 2.13%), 06/15/67 (v)	40	37,196
NextEra Energy Capital Holdings, Inc., 3.80% (5 Year U.S. Treasury Yield Curve + 2.55%), 03/15/82 (v)	15	15,275
NRG Energy, Inc., 3.63%, 02/15/31 (e)	42	40,950
Pacific Gas and Electric Co., 4.95%, 07/01/50	40	43,702
Pattern Energy Operations LP, 4.50%, 08/15/28 (e)	36	37,350
PPL Capital Funding, Inc., 2.88% (3 Month LIBOR USD + 2.67%), 03/30/67 (v)	20	18,775
Sempra Energy, 4.88% (Fixed until 10/15/25, then 5 Year U.S. Treasury Yield Curve + 4.55%), Perpetual (v)	20	21,416
WEC Energy Group, Inc., 2.27% (3 Month LIBOR USD + 2.11%), 05/15/67 (v)	25	23,219
Total Utility		434,802
Total UNITED STATES		3,678,465
Total REAL ASSET DEBT (Cost $3,995,250)		4,102,584
	Shares	Value
PREFERRED STOCKS – 1.4%
UNITED STATES – 1.4%
Diversified – 0.1%
Armada Hoffler Properties, Inc., Series A, 6.75%	1,146	$30,851
Hotel – 0.2%
Chatham Lodging Trust, Series A, 6.63%	1,177	31,202
Hersha Hospitality Trust, Series D, 6.50%	1,975	45,227
Pebblebrook Hotel Trust, Series G, 6.38%	775	20,352
Sunstone Hotel Investors, Inc., Series I, 5.70%	825	20,712
Total Hotel		117,493

See Notes to Financial Statements.

2021 Annual Report

BROOKFIELD REAL ASSETS SECURITIES FUND

Schedule of Investments (continued)

December 31, 2021

	Shares	Value
PREFERRED STOCKS (continued)
Industrial – 0.2%
Plymouth Industrial REIT, Inc., Series A, 7.50% (s)	1,157	$30,892
Rexford Industrial Realty, Inc., Series C, 5.63%	2,654	69,482
Total Industrial		100,374
Manufactured Homes – 0.1%
UMH Properties, Inc., Series D, 6.38%	2,000	51,960
Mortgage REIT – 0.1%
KKR Real Estate Finance Trust, Inc., Series A, 6.50%	2,850	73,245
Net Lease – 0.2%
Agree Realty Corp., Series A, 4.25%	1,270	30,124
EPR Properties, Series G, 5.75%	1,197	30,236
Global Net Lease, Inc., Series B, 6.88%	2,272	60,890
Total Net Lease		121,250
Office – 0.2%
Office Properties Income Trust, 6.38%	1,952	53,348
Vornado Realty Trust, Series M, 5.25%	275	7,029
Vornado Realty Trust, Series N, 5.25%	1,580	41,854
Total Office		102,231
Real Estate – 0.1%
Hudson Pacific Properties, Inc., Series C, 4.75%	2,085	54,398
Retail – 0.1%
Saul Centers, Inc., Series E, 6.00%	1,155	31,728
Urstadt Biddle Properties, Inc., Series K, 5.88%	1,177	30,096
Total Retail		61,824
Self Storage – 0.1%
Public Storage, Series P, 4.00%	2,072	51,986
Total UNITED STATES		765,612
Total PREFERRED STOCKS (Cost $711,616)		765,612
Total Investments – 91.2% (Cost $42,402,974)		50,128,024
Other Assets in Excess of Liabilities – 8.8%		4,825,012
TOTAL NET ASSETS – 100.0%		$54,953,036

The following notes should be read in conjunction with the accompanying Schedule of Investments.

LIBOR  —  London Interbank Offered Rate

LLC  —  Limited Liability Company

LP  —  Limited Partnership

MLP  —  Master Limited Partnership

USD  —  United States Dollar

(e)  —  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2021, the total value of all such securities was $2,899,644 or 5.3% of net assets.

(n)  —  Non-income producing security.

(s)  —  Security is a "step up" bond where the coupon increases or steps up at a predetermined date. Interest rate shown is the rate in effect as of December 31, 2021.

(v)  —  Variable rate security—Interest rate is based on reference rate and spread or based on the underlying assets. Interest rate may also be subject to a cap or floor.

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS SECURITIES FUND

Schedule of Investments (continued)

December 31, 2021

The Real Assets Securities Fund's derivative instrument holdings are summarized in the following tables:

TOTAL RETURN SWAP CONTRACT

Reference Entity	Counterparty	Long/Short	Financing Rate	Entry Fee(1)	Exit Fee(2)	Payment Frequency	Termination Date	Notional Amount	Unrealized Appreciation
MSCO Radar Dynamic Roll Index ER(3)	Morgan Stanley	Long	0.00%	0.15%	0.15%	Monthly	3/30/2022	$2,644,374	$148,490

(1) Entry fee incurs when the Fund puts on new swap exposure. It is a trading cost and incorporated in the cost of the swap.

(2) Exit fee incurs when the Fund terminates the swap exposure. It is incorporated into daily valuation of the swap.

(3) At December 31, 2021, a list of the MSCO Radar Dynamic Roll Index ER components and their weightings were as follows:

Component Description	Expiration	Ticker	Contract** Value	Value of Index	Weightings
LME Primary Aluminum Future	December 2022	LAZ22	0.100	$17	2.6%
ICE Brent Crude Oil Future	July 2022	CON2	0.005	31	4.7%
NYBOT CSC Cocoa Future	December 2022	CCZ2	0.020	3	0.5%
NYBOT CSC Coffee Future	September 2022	KCU2	0.001	4	0.5%
LME Copper Future	February 2022	LPG22	1.163	51	7.7%
CBOT Corn Future	December 2022	C Z2	0.031	27	4.0%
NYBOT CSC Number 2 Cotton Future	December 2022	CTZ2	0.002	8	1.2%
CME Feeder Cattle Future	November 2022	FCX2	0.005	13	1.9%
ICE Gass Oil Future	April 2022	QSJ2	0.053	40	6.0%
COMEX Gold 100 Troy Ounces Future	August 2022	GCQ2	0.188	43	6.4%
NYMEX NY Harbor ULSD Futures	April 2022	HOJ2	0.008	16	2.4%
LME Lead Future	February 2022	LLG2	0.210	41	6.1%
CME Lean Hogs Future	October 2022	LHV2	0.001	4	0.6%
CME Live Cattle Future	June 2022	LCM2	0.003	9	1.3%
NYMEX Henry Hub Natural Gas Future	April 2022	NGJ22	0.000	7	1.1%
LME Nickel Future	February 2022	LNG2	1.476	35	5.3%
NYMEX Palladium Future	March 2022	PAH2	0.268	40	6.0%
NYMEX Platinum Future	April 2022	PLJ2	0.119	39	5.9%
NYMEX Reformulated Gasoline Blend	October 2022	XBV2	0.023	49	7.4%
KCBT Hard Red Winter Wheat Future	July 2022	KWN2	0.013	9	1.3%
COMEX Silver Future	May 2022	SIK2	0.003	41	6.1%
CBOT Soybean Future	July 2022	S N2	0.108	35	5.3%
CBOT Soybean Meal Future	March 2022	SMH2	0.019	20	3.0%
CBOT Soybean Oil Future	December 2022	BOZ2	0.001	6	1.0%
NYBOT CSC Number 11 World Sugar Future	May 2022	SBK2	0.001	33	4.9%
NYMEX Light Sweet Crude Oil Future	September 2022	CLU2	0.002	15	2.3%
CBOT Wheat Future	July 2022	W N2	0.005	3	0.5%
LME Zinc Future	November 2022	LXX2	0.195	27	4.0%
				$666	100.0%

** Contract value represents the number of units of the underlying component in one unit of the Index at creation. The contract value is calculated by multiplying each component's weight by the starting price of the Index and dividing by the starting price of the component's index. The contract value will differ depending on the date the swap is initiated.

See Notes to Financial Statements.

2021 Annual Report

BROOKFIELD INVESTMENT FUNDS

Statements of Assets and Liabilities

December 31, 2021

	Infrastructure Fund	Global Real Estate Fund	Real Assets Securities Fund
Assets:
Investments in securities, at value (Note 2)	$452,231,129	$663,464,559	$50,128,024
Cash	8,778,722	18,344,082	4,578,204
Dividends and interest receivable	737,576	2,123,151	163,889
Receivable for investments sold	—	—	5,971
Receivable for fund shares sold	1,110,236	156,763	—
Receivable for swap contracts	—	—	148,490
Prepaid expenses	31,850	37,884	25,671
Total assets	462,889,513	684,126,439	55,050,249
Liabilities:
Payable for investments purchased	41,125	3,619,156	4,561
Payable for fund shares purchased	40,000	50,314	—
Distribution fees payable	122,574	76,768	1,126
Investment advisory fees payable, net (Note 3)	279,507	430,278	9,706
Accrued expenses	132,387	191,446	81,820
Total liabilities	615,593	4,367,962	97,213
Commitments and contingencies (Note 9)
Net Assets	$462,273,920	$679,758,477	$54,953,036
Composition of Net Assets:
Paid-in capital	$405,635,909	$648,793,095	$54,988,992
Accumulated gains (losses)	56,638,011	30,965,382	(35,956)
Net assets applicable to capital shares outstanding	$462,273,920	$679,758,477	$54,953,036
Total investments at cost	$391,461,459	$566,197,017	$42,402,974
Net Assets
Class A Shares — Net Assets	$7,698,289	$14,139,703	$302,520
Shares outstanding	551,126	1,006,097	28,598
Net asset value and redemption price per share	$13.97	$14.05	$10.58
Offering price per share based on a maximum sales charge of 4.75%	$14.67	$14.75	$11.11
Class C Shares — Net Assets	$3,462,088	$5,023,578	$107,281
Shares outstanding	251,228	359,276	10,134
Net asset value and redemption price per share	$13.78	$13.98	$10.59
Class I Shares — Net Assets	$451,113,543	$660,595,196	$54,543,235
Shares outstanding	32,235,908	46,918,123	5,217,615
Net asset value and redemption price per share	$13.99	$14.08	$10.45

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS

Statements of Operations

For the Year Ended December 31, 2021

	Infrastructure Fund	Global Real Estate Fund	Real Assets Securities Fund
Investment Income:
Dividends and distributions (net of foreign withholding tax of $435,411, $805,381 and $51,979)	$9,426,359	$17,088,301	$1,304,400
Interest	—	—	187,069
Less return of capital distributions	(1,701,868)	(3,780,329)	(374,300)
Total investment income	7,724,491	13,307,972	1,117,169
Expenses:
Investment advisory fees (Note 3)	3,064,387	4,915,018	404,646
Administration fees (Note 3)	157,018	324,544	24,076
Distribution fees — Class A	15,340	40,354	687
Distribution fees — Class C	33,991	51,058	1,028
Fund accounting and sub-administration fees	127,980	218,341	59,998
Transfer agent fees	108,249	232,340	47,906
Trustees' fees	90,755	137,654	43,347
Custodian fees	74,768	95,661	58,387
Registration fees	60,425	67,209	57,463
Legal fees	53,354	77,799	28,170
Audit and tax services	45,291	42,561	47,292
Insurance	27,856	71,263	5,180
Reports to shareholders	22,166	28,183	7,114
Miscellaneous	19,587	50,897	10,059
Interest expense	5,108	16,771	3
Total operating expenses	3,906,275	6,369,653	795,356
Less expenses waived by the investment adviser (Note 3)	(146,970)	(52,556)	(295,222)
Net expenses	3,759,305	6,317,097	500,134
Net investment income	3,965,186	6,990,875	617,035
Net realized gain (loss) on:
Investments	20,973,234	107,706,231	5,501,130
Foreign currency transactions	(125,720)	(158,851)	(10,020)
Swap contracts	—	—	196,022
Net realized gain	20,847,514	107,547,380	5,687,132
Net change in unrealized appreciation (depreciation) on:
Investments	32,689,868	24,457,730	2,057,381
Foreign currency translations	(8,850)	(29,602)	(1,812)
Swap contracts	—	—	148,490
Net change in unrealized appreciation	32,681,018	24,428,128	2,204,059
Net realized and unrealized gain	53,528,532	131,975,508	7,891,191
Net increase in net assets resulting from operations	$57,493,718	$138,966,383	$8,508,226

See Notes to Financial Statements.

2021 Annual Report

BROOKFIELD INVESTMENT FUNDS

Statements of Changes in Net Assets

	Infrastructure Fund		Global Real Estate Fund
	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$3,965,186	$2,502,562	$6,990,875	$14,325,836
Net realized gain (loss)	20,847,514	8,843,615	107,547,380	(121,364,569)
Net change in unrealized appreciation (depreciation)	32,681,018	(18,398,906)	24,428,128	(50,709,061)
Net increase (decrease) in net assets resulting from operations	57,493,718	(7,052,729)	138,966,383	(157,747,794)
Distributions to Shareholders:
From distributable earnings:
Class A shares	(288,658)	—	(343,785)	(386,395)
Class C shares	(120,941)	—	(70,958)	(167,878)
Class I shares	(14,981,476)	—	(11,848,179)	(15,153,048)
Legacy Class I shares (Note 1)	(2,490,155)	—	(3,039,494)	(10,789,161)
From return of capital:
Class A shares	—	(211,392)	—	(8,682)
Class C shares	—	(142,575)	—	(3,805)
Class I shares	—	(2,954,913)	—	(352,135)
Legacy Class I shares (Note 1)	—	(5,239,651)	—	(247,444)
Total distributions paid	(17,881,230)	(8,548,531)	(15,302,416)	(27,108,548)
Capital Share Transactions (Note 6):
Subscriptions	443,170,897	90,468,581	361,879,444	148,001,026
Reinvestment of distributions	16,739,792	7,789,966	12,759,305	21,597,078
Redemptions	(286,284,609)	(59,812,983)	(495,177,938)	(460,517,237)
Net increase (decrease) in capital share transactions	173,626,080	38,445,564	(120,539,189)	(290,919,133)
Total increase (decrease) in net assets	213,238,568	22,844,304	3,124,778	(475,775,475)
Net Assets:
Beginning of year	249,035,352	226,191,048	676,633,699	1,152,409,174
End of year	$462,273,920	$249,035,352	$679,758,477	$676,633,699

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS

Statements of Changes in Net Assets (continued)

	Real Assets Securities Fund
	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$617,035	$995,515
Net realized gain (loss)	5,687,132	(4,647,656)
Net change in unrealized appreciation (depreciation)	2,204,059	(2,920,978)
Net increase (decrease) in net assets resulting from operations	8,508,226	(6,573,119)
Distributions to Shareholders:
From distributable earnings:
Class A shares	(4,811)	(5,580)
Class C shares	(1,153)	(3,149)
Class I shares	(506,794)	(217,008)
Legacy Class I shares (Note 1)	(445,868)	(1,972,528)
From return of capital:
Class A shares	—	(182)
Class C shares	—	(102)
Class I shares	—	(7,066)
Legacy Class I shares (Note 1)	—	(64,229)
Total distributions paid	(958,626)	(2,269,844)
Capital Share Transactions (Note 6):
Subscriptions	46,149,733	3,596,641
Reinvestment of distributions	891,408	2,152,225
Redemptions	(47,254,262)	(32,835,205)
Net decrease in capital share transactions	(213,121)	(27,086,339)
Total increase (decrease) in net assets	7,336,479	(35,929,302)
Net Assets:
Beginning of year	47,616,557	83,545,859
End of year	$54,953,036	$47,616,557

See Notes to Financial Statements.

2021 Annual Report

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE FUND

Financial Highlights

	Per Share Operating Performance:
	Net asset value, beginning of year	Net investment income(1)	Net realized and change in unrealized gain (loss) on investment transactions	Net increase (decrease) in net asset value resulting from operations	Distributions from net investment income	Distributions from net realized gains	Return of capital distributions	Total distributions paid*	Net asset value, end of year
Class A:
December 31, 2021	$12.60	0.11	1.86	1.97	(0.35)	(0.25)	—	(0.60)	$13.97
December 31, 2020	$13.55	0.11	(0.62)	(0.51)	—	—	(0.44)	(0.44)	$12.60
December 31, 2019	$11.25	0.14	2.66	2.80	(0.29)	—	(0.21)	(0.50)	$13.55
December 31, 2018	$12.73	0.17	(1.20)	(1.03)	(0.06)	—	(0.39)	(0.45)	$11.25
December 31, 2017	$11.97	0.17	1.07	1.24	(0.31)	—	(0.17)	(0.48)	$12.73
Class C:
December 31, 2021	$12.43	0.01	1.84	1.85	(0.25)	(0.25)	—	(0.50)	$13.78
December 31, 2020	$13.37	0.02	(0.62)	(0.60)	—	—	(0.34)	(0.34)	$12.43
December 31, 2019	$11.11	0.05	2.62	2.67	(0.24)	—	(0.17)	(0.41)	$13.37
December 31, 2018	$12.58	0.08	(1.19)	(1.11)	(0.05)	—	(0.31)	(0.36)	$11.11
December 31, 2017	$11.83	0.07	1.06	1.13	(0.24)	—	(0.14)	(0.38)	$12.58
Class I (Note 1):
December 31, 2021	$12.62	0.18	1.83	2.01	(0.39)	(0.25)	—	(0.64)	$13.99
December 31, 2020	$13.58	0.14	(0.63)	(0.49)	—	—	(0.47)	(0.47)	$12.62
December 31, 2019	$11.27	0.17	2.68	2.85	(0.32)	—	(0.22)	(0.54)	$13.58
December 31, 2018	$12.76	0.21	(1.21)	(1.00)	(0.07)	—	(0.42)	(0.49)	$11.27
December 31, 2017	$11.99	0.20	1.08	1.28	(0.33)	—	(0.18)	(0.51)	$12.76

		Ratios to Average Net Assets/Supplementary Data:
	Total Investment Return†	Net assets, end of year (000s)	Gross operating expenses	Net expenses, including fee waivers and reimbursement	Net investment income	Net investment income (loss), excluding the effect of fee waivers and reimbursement	Portfolio turnover rate
Class A:
December 31, 2021	15.90%	$7,698	1.37%	1.28%	0.85%	0.76%	62%
December 31, 2020	-3.42%	$5,807	1.44%	1.35%	0.93%	0.84%	138%
December 31, 2019	25.06%	$7,313	1.43%	1.35%	1.09%	1.01%	82%
December 31, 2018	-8.23%	$6,273	1.44%	1.35%	1.35%	1.26%	75%
December 31, 2017	10.52%	$12,571	1.50%	1.35%	1.37%	1.22%	93%
Class C:
December 31, 2021	15.06%	$3,462	2.11%	2.03%	0.07%	(0.01)%	62%
December 31, 2020	-4.19%	$4,180	2.19%	2.10%	0.18%	0.09%	138%
December 31, 2019	24.13%	$7,780	2.18%	2.10%	0.37%	0.29%	82%
December 31, 2018	-8.92%	$8,576	2.19%	2.10%	0.66%	0.57%	75%
December 31, 2017	9.62%	$10,686	2.25%	2.10%	0.59%	0.44%	93%
Class I (Note 1):
December 31, 2021	16.14%	$451,114	1.05%	1.01%	1.37%	1.33%	62%
December 31, 2020	-3.23%	$75,004	1.19%	1.10%	1.18%	1.09%	138%
December 31, 2019	25.42%	$75,197	1.18%	1.10%	1.31%	1.23%	82%
December 31, 2018	-8.03%	$61,974	1.19%	1.10%	1.73%	1.64%	75%
December 31, 2017	10.79%	$55,318	1.25%	1.10%	1.57%	1.42%	93%

*  Distributions determined in accordance with federal income tax regulations.

†  Total investment return is computed based upon the net asset value of the Fund's shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.

(1)  Per share amounts presented are based on average shares outstanding throughout the year indicated.

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED REAL ESTATE FUND

Financial Highlights

	Per Share Operating Performance:
	Net asset value, beginning of year	Net investment income(1)	Net realized and change in unrealized gain (loss) on investment transactions	Net increase (decrease) in net asset value resulting from operations	Distributions from net investment income	Distributions from net realized gains	Return of capital distributions	Total distributions paid*	Net asset value, end of year
Class A:
December 31, 2021	$11.63	0.11	2.59	2.70	(0.28)	—	—	(0.28)	$14.05
December 31, 2020	$13.51	0.18	(1.67)	(1.49)	(0.35)	(0.03)	(0.01)	(0.39)	$11.63
December 31, 2019	$11.79	0.29	2.06	2.35	(0.60)	(0.03)	—	(0.63)	$13.51
December 31, 2018	$13.34	0.24	(1.31)	(1.07)	(0.25)	—	(0.23)	(0.48)	$11.79
December 31, 2017	$12.61	0.28	0.94	1.22	(0.49)	—	—	(0.49)	$13.34
Class C:
December 31, 2021	$11.57	0.01	2.58	2.59	(0.18)	—	—	(0.18)	$13.98
December 31, 2020	$13.42	0.10	(1.65)	(1.55)	(0.26)	(0.03)	(0.01)	(0.30)	$11.57
December 31, 2019	$11.72	0.18	2.06	2.24	(0.51)	(0.03)	—	(0.54)	$13.42
December 31, 2018	$13.28	0.16	(1.33)	(1.17)	(0.20)	—	(0.19)	(0.39)	$11.72
December 31, 2017	$12.55	0.19	0.93	1.12	(0.39)	—	—	(0.39)	$13.28
Class I (Note 1):
December 31, 2021	$11.65	0.15	2.60	2.75	(0.32)	—	—	(0.32)	$14.08
December 31, 2020	$13.53	0.21	(1.67)	(1.46)	(0.38)	(0.03)	(0.01)	(0.42)	$11.65
December 31, 2019	$11.80	0.30	2.09	2.39	(0.63)	(0.03)	—	(0.66)	$13.53
December 31, 2018	$13.37	0.28	(1.34)	(1.06)	(0.27)	—	(0.24)	(0.51)	$11.80
December 31, 2017	$12.63	0.32	0.94	1.26	(0.52)	—	—	(0.52)	$13.37

		Ratios to Average Net Assets/Supplementary Data:
	Total Investment Return†	Net assets, end of year (000s)	Gross operating expenses	Net expenses, including fee waivers and reimbursement	Net investment income	Net investment income, excluding the effect of fee waivers and reimbursement	Portfolio turnover rate
Class A:
December 31, 2021	23.42%	$14,140	1.27%	1.20%	0.84%	0.77%	65%
December 31, 2020	-10.60%	$13,944	1.27%	1.20%	1.64%	1.57%	114%
December 31, 2019	20.09%	$11,332	1.23%	1.20%	2.15%	2.12%	83%
December 31, 2018	-8.23%	$5,556	1.22%	1.20%	1.90%	1.88%	82%
December 31, 2017	9.84%	$7,106	1.24%	1.20%	2.13%	2.09%	89%
Class C:
December 31, 2021	22.53%	$5,024	2.01%	1.95%	0.09%	0.03%	65%
December 31, 2020	-11.25%	$5,229	2.02%	1.95%	0.89%	0.83%	114%
December 31, 2019	19.19%	$11,160	1.98%	1.95%	1.36%	1.33%	83%
December 31, 2018	-8.98%	$7,949	1.97%	1.95%	1.27%	1.25%	82%
December 31, 2017	9.08%	$6,245	1.99%	1.95%	1.45%	1.41%	89%
Class I (Note 1):
December 31, 2021	23.76%	$660,595	0.94%	0.95%	1.09%	1.10%	65%
December 31, 2020	-10.35%	$352,509	1.02%	0.95%	1.89%	1.82%	114%
December 31, 2019	20.42%	$715,495	0.98%	0.95%	2.27%	2.24%	83%
December 31, 2018	-8.12%	$1,211,816	0.97%	0.95%	2.16%	2.14%	82%
December 31, 2017	10.20%	$1,502,252	0.99%	0.95%	2.46%	2.42%	89%

*  Distributions determined in accordance with federal income tax regulations.

†  Total investment return is computed based upon the net asset value of the Fund's shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.

(1)  Per share amounts presented are based on average shares outstanding throughout the year indicated.

See Notes to Financial Statements.

2021 Annual Report

BROOKFIELD REAL ASSETS SECURITIES FUND

Financial Highlights

	Per Share Operating Performance:
	Net asset value, beginning of year	Net investment income(1)	Net realized and change in unrealized gain (loss) on investment transactions	Net increase (decrease) in net asset value resulting from operations	Distributions from net investment income	Distributions from net realized gains	Return of capital distributions	Total distributions paid*	Net asset value, end of year
Class A:
December 31, 2021	$9.12	0.10	1.53	1.63	(0.17)	—	—	(0.17)	$10.58
December 31, 2020	$9.77	0.12	(0.46)	(0.34)	(0.30)	—	(0.01)	(0.31)	$9.12
December 31, 2019	$8.30	0.17	1.66	1.83	(0.28)	—	(0.08)	(0.36)	$9.77
December 31, 2018	$9.39	0.19	(0.97)	(0.78)	(0.16)	—	(0.15)	(0.31)	$8.30
December 31, 2017	$8.88	0.17	0.69	0.86	(0.25)	—	(0.10)	(0.35)	$9.39
Class C:
December 31, 2021	$9.15	0.02	1.53	1.55	(0.11)	—	—	(0.11)	$10.59
December 31, 2020	$9.78	0.06	(0.45)	(0.39)	(0.23)	—	(0.01)	(0.24)	$9.15
December 31, 2019	$8.32	0.09	1.67	1.76	(0.23)	—	(0.07)	(0.30)	$9.78
December 31, 2018	$9.41	0.18	(1.00)	(0.82)	(0.14)	—	(0.13)	(0.27)	$8.32
December 31, 2017	$8.89	0.11	0.68	0.79	(0.20)	—	(0.07)	(0.27)	$9.41
Class I (Note 1):
December 31, 2021	$9.01	0.14	1.48	1.62	(0.18)	—	—	(0.18)	$10.45
December 31, 2020	$9.65	0.14	(0.45)	(0.31)	(0.32)	—	(0.01)	(0.33)	$9.01
December 31, 2019	$8.19	0.19	1.65	1.84	(0.29)	—	(0.09)	(0.38)	$9.65
December 31, 2018	$9.30	0.19	(0.95)	(0.76)	(0.18)	—	(0.17)	(0.35)	$8.19
December 31, 2017	$8.83	0.20	0.64	0.84	(0.26)	—	(0.11)	(0.37)	$9.30

		Ratios to Average Net Assets/Supplementary Data:
	Total Investment Return†	Net assets, end of year (000s)	Gross operating expenses	Net expenses, including fee waivers and reimbursement	Net investment income	Net investment income (loss), excluding the effect of fee waivers and reimbursement	Portfolio turnover rate
Class A:
December 31, 2021	17.99%	$303	1.81%	1.21%	0.98%	0.38%	79%
December 31, 2020	-3.10%	$184	1.85%	1.35%	1.42%	0.92%	154%
December 31, 2019	22.23%	$187	1.72%	1.35%	1.81%	1.44%	99%
December 31, 2018	-8.50%	$3	1.68%	1.35%	2.11%	1.78%	83%
December 31, 2017	9.74%	$3	1.82%	1.35%	1.77%	1.30%	81%
Class C:
December 31, 2021	17.08%	$107	2.59%	1.96%	0.18%	(0.45)%	79%
December 31, 2020	-3.76%	$126	2.60%	2.10%	0.67%	0.17%	154%
December 31, 2019	21.29%	$183	2.47%	2.10%	0.99%	0.62%	99%
December 31, 2018	-8.90%	$29	2.43%	2.10%	2.11%	1.78%	83%
December 31, 2017	8.94%	$1	2.57%	2.10%	1.18%	0.71%	81%
Class I (Note 1):
December 31, 2021	18.19%	$54,543	1.47%	0.92%	1.38%	0.83%	79%
December 31, 2020	-2.80%	$5,380	1.60%	1.10%	1.67%	1.17%	154%
December 31, 2019	22.63%	$5,553	1.47%	1.10%	2.09%	1.72%	99%
December 31, 2018	-8.31%	$7,409	1.43%	1.10%	2.12%	1.79%	83%
December 31, 2017	9.64%	$12,262	1.57%	1.10%	2.11%	1.64%	81%

*  Distributions determined in accordance with federal income tax regulations.

†  Total investment return is computed based upon the net asset value of the Fund's shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.

(1)  Per share amounts presented are based on average shares outstanding throughout the year indicated.

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS

Notes to Financial Statements

December 31, 2021

1.  Organization

Brookfield Investment Funds (the "Trust") was organized as a statutory trust under the laws of the State of Delaware on May 12, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust currently consists of six separate investment series referred to as Brookfield Global Listed Infrastructure Fund (the "Infrastructure Fund"), Brookfield Global Listed Real Estate Fund (the "Global Real Estate Fund"), Brookfield Real Assets Securities Fund (the "Real Assets Securities Fund"), Center Coast Brookfield Midstream Focus Fund (the "Focus Fund"), Oaktree Emerging Markets Equity Fund (the "Emerging Markets Fund") and Brookfield Global Renewables & Sustainable Infrastructure Fund (each, a "Fund," and collectively, the "Funds"), three of which are included in this report. The Infrastructure Fund, Global Real Estate Fund and Real Assets Securities Fund are each a diversified open-end management investment company.

On March 25, 2021, the Board of Trustees of Brookfield Investment Funds, on behalf of the Fund, approved a proposal to close the Fund's Class I Shares (the "Legacy Class I Shares"). Following the close of business on April 30, 2021, shareholders holding the Legacy Class I Shares had their shares automatically converted (the "Conversion") into the Fund's Class Y Shares (the "Legacy Class Y Shares"). Following the Conversion, the Fund's Legacy Class Y Shares were renamed "Class I Shares" (the "Class I Shares"). As a result of the Conversion, the Fund's new Class I Shares adopted the Legacy Class Y Shares' performance and accounting history.

Each Fund currently has three classes of shares: Class A, Class C and Class I shares. Each class represents an interest in the same portfolio of assets and has identical voting, dividend, liquidation and other rights except that: (i) Class A shares have a maximum front end sales charge of 4.75% and Class C shares have a maximum deferred sales charge of 1.00%; (ii) Class A shares have a 12b-1 fee of 0.25% and Class C shares have a 12b-1 fee of 1.00%; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The assets belonging to a particular Fund belong to that Fund for all purposes, and to no other Fund, subject only to the rights of creditors of that Fund.

Brookfield Public Securities Group LLC (the "Adviser"), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Funds.

The investment objective of each Fund is to seek total return through growth of capital and current income. Each Fund's investment objective is not fundamental and may be changed by the Trust's Board of Trustees (the "Board") without shareholder approval, upon not less than 60 days prior written notice to shareholders. There can be no assurance that each Fund will achieve its investment objective.

2.  Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is an investment company and follows accounting and reporting guidance under FASB Accounting Standards Codification ("ASC") Topic 946 Financial Services-Investment Companies.

Valuation of Investments: The Board has adopted procedures for the valuation of each Fund's securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund's portfolio. The Adviser's Valuation Committee is comprised of senior members of the Adviser's management team.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. If the NYSE closes early, then

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Notes to Financial Statements (continued)

December 31, 2021

the equity security will be valued at the last traded price before the NYSE close. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund's net asset value ("NAV") may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.

Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. Valuations from broker-dealers or pricing services consider appropriate factors such as market activity, market activity of comparable securities, yield, estimated default rates, timing of payments, underlying collateral, coupon rate, maturity date, and other factors. Short-term debt securities with remaining maturities of sixty days or less are valued at amortized cost of discount or premium to maturity, unless such valuation, in the judgment of the Adviser's Valuation Committee, does not represent fair value.

Over-the-counter financial derivative instruments, such as forward currency contracts, options contracts, or swap agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Depending on the instrument and the terms of the transaction, the value of the derivative instruments can be estimated by a pricing service provider using a series of techniques, such as simulation pricing models. The pricing models use issuer details and other inputs that are observed from actively quoted markets such as indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are normally categorized as Level 2 of the fair value hierarchy.

Securities for which market prices are not readily available, cannot be determined using the sources described above, or the Adviser's Valuation Committee determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate will be valued at a fair value determined by the Adviser's Valuation Committee following the procedures adopted by the Adviser under the supervision of the Board. The Adviser's valuation policy establishes parameters for the sources, methodologies, and inputs the Adviser's Valuation Committee uses in determining fair value.

The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The fair value may be difficult to determine and thus judgment plays a greater role in the valuation process. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. For those securities valued by fair valuations, the Adviser's Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's NAV.

A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

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Notes to Financial Statements (continued)

December 31, 2021

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets or liabilities

Level 2 — quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3 — significant unobservable inputs (including each Fund's own assumptions in determining the fair value of assets or liabilities)

Infrastructure Fund

The following table summarizes the Infrastructure Fund's investments valuation inputs categorized in the disclosure hierarchy as of December 31, 2021:

	Level 1	Level 2	Level 3	Total
Common Stocks:
Australia	$—	$19,153,107	$—	$19,153,107
Brazil	—	6,389,457	—	6,389,457
Canada	34,067,848	—	—	34,067,848
Chile	—	3,620,580	—	3,620,580
China	2,141,961	8,107,155	—	10,249,116
France	—	22,794,682	—	22,794,682
Germany	—	17,203,387	—	17,203,387
Hong Kong	—	7,299,646	—	7,299,646
Italy	—	23,824,841	—	23,824,841
Japan	—	13,668,657	—	13,668,657
Luxembourg	—	4,539,406	—	4,539,406
Mexico	10,961,625	—	—	10,961,625
Spain	—	8,151,882	—	8,151,882
United Kingdom	—	26,248,305	—	26,248,305
United States	244,058,590	—	—	244,058,590
Total Common Stocks	291,230,024	161,001,105	—	452,231,129
Total	$291,230,024	$161,001,105	$—	$452,231,129

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Notes to Financial Statements (continued)

December 31, 2021

Global Real Estate Fund

The following table summarizes the Global Real Estate Fund's investments valuation inputs categorized in the disclosure hierarchy as of December 31, 2021:

	Level 1	Level 2	Level 3	Total
Common Stocks:
Australia	$—	$22,889,156	$—	$22,889,156
Canada	21,197,854	—	—	21,197,854
France	—	54,621,627	—	54,621,627
Germany	—	8,138,581	—	8,138,581
Hong Kong	—	38,218,074	—	38,218,074
Japan	8,831,392	47,124,958	—	55,956,350
Singapore	—	11,580,818	—	11,580,818
Spain	—	20,361,985	—	20,361,985
Sweden	—	6,140,950	—	6,140,950
United Kingdom	7,838,509	47,405,472	—	55,243,981
United States	369,115,183	—	—	369,115,183
Total Common Stocks	406,982,938	256,481,621	—	663,464,559
Total	$406,982,938	$256,481,621	$—	$663,464,559

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Notes to Financial Statements (continued)

December 31, 2021

Real Assets Securities Fund

The following table summarizes the Real Assets Securities Fund's investments valuation inputs categorized in the disclosure hierarchy as of December 31, 2021:

	Level 1	Level 2	Level 3	Total
Common Stocks:
Australia	$—	$1,500,328	$—	$1,500,328
Brazil	40,925	302,325	—	343,250
Canada	2,539,258	—	—	2,539,258
Chile	—	197,442	—	197,442
China	105,483	453,279	—	558,762
Denmark	—	220,682	—	220,682
France	—	2,940,081	—	2,940,081
Germany	—	1,066,091	—	1,066,091
Hong Kong	—	1,424,947	—	1,424,947
India	27,225	—	—	27,225
Ireland	53,824	—	—	53,824
Italy	—	1,372,063	—	1,372,063
Japan	224,289	1,974,227	—	2,198,516
Luxembourg	—	224,276	—	224,276
Mexico	539,748	—	—	539,748
New Zealand	—	48,597	—	48,597
Singapore	—	308,173	—	308,173
Spain	170,070	1,124,922	—	1,294,992
Sweden	—	182,062	—	182,062
United Kingdom	222,129	2,919,127	—	3,141,256
United States	24,813,453	—	—	24,813,453
Total Common Stocks	28,736,404	16,258,622	—	44,995,026
Convertible Preferred Stocks:
United States	195,148	69,654	—	264,802

Real Asset Debt:

Brazil	—	41,400	—	41,400
Canada	—	241,152	—	241,152
France	—	19,826	—	19,826
Germany	—	10,214	—	10,214
Netherlands	—	20,250	—	20,250
Spain	—	40,300	—	40,300
United Kingdom	—	50,977	—	50,977
United States	—	3,678,465	—	3,678,465
Total Real Asset Debt	—	4,102,584	—	4,102,584
Preferred Stocks:
United States	734,720	30,892	—	765,612
Total	$29,666,272	$20,461,752	$—	$50,128,024
Other Financial Instruments:(1)	Level 1	Level 2	Level 3	Total
Swap contracts	$—	$148,490	$—	$148,490

(1) Other financial instruments include swap contracts which are reflected at the net unrealized appreciation (depreciation) on the instruments.

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Notes to Financial Statements (continued)

December 31, 2021

For further information regarding security characteristics, see the Schedule of Investments.

Investment Transactions and Investment Income: Securities transactions are recorded on trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized on a daily basis using the effective yield to maturity and yield to next methods, respectively, and might be adjusted based on management's assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date. Net realized gain (loss) on the Statements of Operations may also include realized gain distributions received from real estate investment trusts ("REITs"). Distributions of net realized gains are recorded on the REIT's ex-dividend date. Distributions from REITs are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts. A distribution received from investments in master limited partnerships ("MLP") generally are comprised of return of capital. The Funds record investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

Master Limited Partnerships: A MLP is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986 (the "Code"), the partnership interests or "units" of which are traded on securities exchanges like shares of corporate stock. Holders of MLP units generally have limited control and voting rights on matters affecting the partnership.

The Infrastructure Fund and Real Assets Securities Fund invest in MLPs, which generally are treated as partnerships for federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation or other form of taxable entity and there could be a material decrease in the value of its securities. Additionally, if tax law changes to eliminate or reduce tax deductions such as depletion, depreciation and amortization expense deductions that MLPs have been able to use to offset a significant portion of their taxable income, it could significantly reduce the value of the MLPs held by the Funds and could cause a greater portion of the income and gain allocated to the Funds to be subject to U.S. federal, state and local corporate income taxes, which would reduce the amounts the Funds' can distribute to shareholders and could increase the percentage of Fund distributions treated as dividends instead of tax-deferred return of capital.

Depreciation or other cost recovery deductions passed through to the Funds from investments in MLPs in a given year will generally reduce the Funds' taxable income (and earnings and profits), but those deductions may be recaptured in the Funds' taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when a Fund disposes of its interests in the MLPs. When deductions are recaptured, distributions to the Funds' shareholders may be taxable.

Foreign Currency Transactions: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not isolate the portion of gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices.

Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on a Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

Expenses: Expenses directly attributable to a Fund are charged directly to that Fund, while expenses that are attributable to more than one Fund in the Trust and other investment companies advised by the Adviser are allocated

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Notes to Financial Statements (continued)

December 31, 2021

among the respective investment companies, including the Funds, based upon relative average net assets, evenly or a combination of average net assets and evenly. Income and expenses of a Fund are allocated on a pro rata basis to each class of shares, except for class-specific expenses.

Certain intermediaries such as banks, broker-dealers, financial advisers or other financial institutions charge a fee for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held in omnibus, other group accounts or accounts traded through registered securities clearing agents. The portion of this fee paid by the Funds is included within "Transfer agent fees" in the Statements of Operations.

Distributions to Shareholders: Each Fund declares and pays dividends quarterly from net investment income. To the extent these distributions exceed net investment income, they may be classified as return of capital. Each Fund also pays distributions at least annually from their realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution is provided after a payment is made from any source other than net investment income. This notice is available on the Adviser's website at https://publicsecurities.brookfield.com/en. Any such notice is provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Funds' distributions for each calendar year is reported on IRS Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with federal income tax regulations and may differ from net investment income and realized gains recorded by each Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.

New Accounting Pronouncements: In March 2020, FASB issued ASU No. 2020-04, Reference Rate Reform. The amendments in ASU No. 2020-04 provide optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. In January 2021, the FASB issued ASU No. 2021-01, which clarifies that certain provisions in Topic 848, if elected by an entity, apply to derivative instruments that use an interest rate for margining, discounting, or contract price alignment that is modified as a result of reference rate reform. The ASUs are effective for all entities as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact of the optional guidance on the Funds' financial statements and disclosures. The Funds did not utilize the optional expedients and exceptions provided by ASU No. 2020-04 and ASU No. 2021-01 during the year ended December 31, 2021.

3.  Investment Advisory Agreements and Related Party Transactions

The Adviser currently serves as the investment adviser to each Fund pursuant to separate investment advisory agreements (the "Advisory Agreements") under which the Adviser is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

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Notes to Financial Statements (continued)

December 31, 2021

The Advisory Agreements provide that each Fund shall pay the Adviser a monthly fee at the annual rates stated below of each Fund's average daily net assets:

	Annual Advisory Fee Rate		Annual Expense Cap
Infrastructure Fund
Class A	0.85%		1.25	%(2)
Class C	0.85%		2.00	%(2)
Class I	0.85%		1.00	%(2)
Global Real Estate Fund
Class A	0.75%		1.20%
Class C	0.75%		1.95%
Class I	0.75%		0.95%
Real Assets Securities Fund
Class A	0.75	%(1)	1.15	%(3)
Class C	0.75	%(1)	1.90	%(3)
Class I	0.75	%(1)	0.90	%(3)

(1) Effective April 30, 2021, the Real Assets Securities Fund's contractual advisory fee rate was reduced from an annual rate of 0.85% of the Fund's average daily net assets to 0.75%.

(2) Effective April 30, 2021, the Adviser contractually agreed to reduce the Infrastructure Fund's annual expense cap by 0.10% for each share class. Prior to April 30, 2021, the Fund's annual expense cap was 1.35% for Class A Shares, 2.10% for Class C Shares, and 1.10% for Class I Shares.

(3) Effective April 30, 2021, the Adviser contractually agreed to reduce the Real Assets Securities Fund's annual expense cap by 0.20% for each share class. Prior to April 30, 2021, the Fund's annual expense cap was 1.35% for Class A Shares, 2.10% for Class C Shares, and 1.10% for Class I Shares.

Pursuant to operating expense limitation agreements (the "Expense Limitation Agreements"), the Adviser has contractually agreed to waive all or a portion of its investment advisory or administration fees, as presented above, and/or to reimburse certain expenses of each Fund to the extent necessary to maintain each Fund's total annual operating expenses (excluding any front-end or contingent deferred charges, brokerage commissions and other transactional expenses, acquired fund fees and expenses, interest, taxes, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of a Fund's business) at certain levels. The Expense Limitation Agreements will continue until at least May 1, 2022 and may not be terminated by the Funds or the Adviser before such time. Thereafter, the Expense Limitation Agreements may only be terminated or amended to increase the expense cap as of May 1st of each calendar year, provided that in the case of a termination by the Adviser, the Adviser will provide the Board with written notice of its intention to terminate the arrangement prior to the expiration of its then current term. Pursuant to the Expense Limitation Agreements, any waivers and/or reimbursements made by the Adviser are subject to recoupment from a Fund for a period not to exceed three years after the occurrence of the waiver and/or reimbursement, provided that a Fund is able to effect such payment to the Adviser and remain in compliance with the annual expense cap in effect at the time the waivers and/or reimbursements occurred.

The amount of investment advisory fees waived and/or expenses reimbursed available to be recouped before expiration are listed in the table below:

Expiration Period	Infrastructure Fund	Global Real Estate Fund	Real Assets Securities Fund
December 31, 2022	$159,071	$433,994	$252,849
December 31, 2023	197,712	518,898	297,711
December 31, 2024	146,970	52,556	295,222
Total amount subject to recoupment	$503,753	$1,005,448	$845,782

Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS

Notes to Financial Statements (continued)

December 31, 2021

For the year ended December 31, 2021, the Adviser did not recoup any expenses.

Each Fund has entered into separate Administration Agreements with the Adviser and the Adviser and the Funds have entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the "Sub-Administrator"). The Adviser and the Sub-Administrator perform administrative services necessary for the operation of the Funds, including maintaining certain books and records of the Funds and preparing reports and other documents required by federal, state and other applicable laws and regulations, and providing the Funds with administrative office facilities. Prior to April 30, 2021, for its services under the Administration Agreements, the Adviser received from each Fund, respectively, an annual fee equal to 0.15% of its average daily net assets, payable monthly in arrears. The Adviser was responsible for any fees due to the Sub-Administrator. Effective April 30, 2021, the Adviser does not receive any compensation for its administration services pursuant to the Administration Agreements and the Funds are responsible for any fees due to the Sub-Administrator.

Certain officers and/or trustees of the Trust are officers and/or employees of the Adviser.

4.  Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities and U.S. Government securities, for the year ended December 31, 2021 were as follows:

Fund	Purchases	Sales
Infrastructure Fund	$374,154,316	$220,162,473
Global Real Estate Fund	453,403,765	591,847,754
Real Assets Securities Fund	37,936,643	40,527,807

During the year ended December 31, 2021, there were no transactions in U.S. Government securities.

5.  Derivative Instruments

Total Return Swap Agreements

The Funds may enter into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, a Fund will receive a payment from the counterparty. To the extent it is less, a Fund will make a payment to the counterparty. The marked-to-market value less a financing rate, if any, is recorded in net unrealized appreciation (depreciation) on swap contracts on the Schedule of Investments. At termination or maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any, and is recorded in net realized gain (loss) on swap contracts on the Statements of Operations. To the extent the marked-to-market value of a total return swap appreciates to the benefit of a Fund and exceeds certain contractual thresholds, a Fund's counterparty may be contractually required to provide collateral. If the marked-to-market value of a total return swap depreciates in value to the benefit of a counterparty and exceeds certain contractual thresholds, a Fund would generally be required to provide collateral for the benefit of its counterparty.

For the Real Assets Securities Fund, the average quarterly notional value of swap contracts outstanding during the year ended December 31, 2021 was $2,013,106, which represents the volume of activity during the period.

The following table sets forth the fair value of the Real Assets Securities Fund's derivative instruments:

Derivatives	Statements of Assets and Liabilities	Value as of December 31, 2021
Swap contracts (commodity related)	Receivable for swap contracts (asset)	$148,490

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Notes to Financial Statements (continued)

December 31, 2021

The following table sets forth the effect of derivative instruments on the Statements of Operations for the year ended December 31, 2021:

Derivatives	Location of Gains (Losses) on Derivatives Recognized in Income	Net Realized Gain	Net Change in Unrealized Appreciation
Swap contracts (commodity related)	Swap contracts	$196,022	$148,490

The Fund has elected to not offset derivative assets and liabilities or financial assets, including cash, that may be received or paid as part of collateral arrangements, even when an enforceable master netting agreement is in place that provides the Fund, in the event of counterparty default, the right to liquidate collateral and the right to offset a counterparty's rights and obligations.

Below is the gross and net information about instruments and transactions eligible for offset in the Statements of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement:

				Collateral
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Non-Cash Collateral (Pledged) Received	Collateral Pledged (Received)	Net Amount
Swap contracts	$148,490	$—	$148,490	$—	$—	$148,490

6.  Shares of Beneficial Interest

The Trust's Declaration of Trust authorizes the issuance of an unlimited number of full and fractional shares of beneficial interest. With respect to each series, the Trust may offer more than one class of shares. The Trust reserves the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Currently, each series offers three classes of shares of beneficial interest — "Class A" Shares, "Class C" Shares and "Class I" Shares.

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class.

	Infrastructure Fund
	2021(1)		2020(2)
Class A	Shares	Amount	Shares	Amount
Subscriptions	215,877	$2,898,488	201,606	$2,447,052
Reinvestment of distributions	18,099	243,622	16,121	184,213
Redemptions	(143,867)	(1,890,323)	(296,195)	(3,646,341)
Net Increase (Decrease)	90,109	$1,251,787	(78,468)	$(1,015,076)
Class C	Shares	Amount	Shares	Amount
Subscriptions	70,468	$927,482	196,167	$2,387,874
Reinvestment of distributions	8,825	117,054	11,357	126,928
Redemptions	(164,294)	(2,096,928)	(453,060)	(5,477,406)
Net Decrease	(85,001)	$(1,052,392)	(245,536)	$(2,962,604)

Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS

Notes to Financial Statements (continued)

December 31, 2021

	Infrastructure Fund
	2021(1)		2020(2)
Class I(3)	Shares	Amount	Shares	Amount
Subscriptions	26,797,002	$354,326,543	2,814,545	$33,736,820
Reinvestment of distributions	1,030,203	14,045,310	220,344	2,534,919
Redemptions	(1,536,036)	(20,651,979)	(2,628,283)	(31,456,032)
Net Increase	26,291,169	$347,719,874	406,606	$4,815,707
Legacy Class I(3)	Shares	Amount	Shares	Amount
Subscriptions	6,733,312	$85,018,384	4,116,940	$51,896,835
Reinvestment of distributions	184,929	2,333,806	426,125	4,943,906
Redemptions	(19,910,230)	(261,645,379)	(1,553,698)	(19,233,204)
Net Increase (Decrease)	(12,991,989)	$(174,293,189)	2,989,367	$37,607,537
	Global Real Estate Fund
	2021(1)		2020(2)
Class A	Shares	Amount	Shares	Amount
Subscriptions	192,709	$2,491,848	718,423	$7,774,580
Reinvestment of distributions	23,822	315,502	32,955	345,251
Redemptions	(409,576)	(5,544,022)	(391,102)	(4,214,743)
Net Increase (Decrease)	(193,045)	$(2,736,672)	360,276	$3,905,088
Class C	Shares	Amount	Shares	Amount
Subscriptions	35,870	$439,319	257,139	$2,955,514
Reinvestment of distributions	3,925	51,143	14,696	149,201
Redemptions	(132,501)	(1,657,694)	(651,208)	(7,512,945)
Net Decrease	(92,706)	$(1,167,232)	(379,373)	$(4,408,230)
Class I(4)	Shares	Amount	Shares	Amount
Subscriptions	26,567,943	$355,454,879	8,322,880	$89,588,978
Reinvestment of distributions	728,743	9,779,408	1,169,802	11,943,104
Redemptions	(10,635,274)	(135,522,423)	(32,102,441)	(333,618,491)
Net Increase (Decrease)	16,661,412	$229,711,864	(22,609,759)	$(232,086,409)
Legacy Class I(4)	Shares	Amount	Shares	Amount
Subscriptions	276,623	$3,493,398	4,455,493	$47,681,954
Reinvestment of distributions	205,768	2,613,252	885,785	9,159,522
Redemptions	(26,689,494)	(352,453,799)	(9,789,100)	(115,171,058)
Net Decrease	(26,207,103)	$(346,347,149)	(4,447,822)	$(58,329,582)
	Real Assets Securities Fund
	2021(1)		2020(2)
Class A	Shares	Amount	Shares	Amount
Subscriptions	10,528	$98,400	23,626	$209,500
Reinvestment of distributions	491	4,811	677	5,762
Redemptions	(2,626)	(25,389)	(23,287)	(217,765)
Net Increase (Decrease)	8,393	$77,822	1,016	$(2,503)

2021 Annual Report

BROOKFIELD INVESTMENT FUNDS

Notes to Financial Statements (continued)

December 31, 2021

	Real Assets Securities Fund
	2021(1)		2020(2)
Class C	Shares	Amount	Shares	Amount
Subscriptions	—	$—	1,529	$15,000
Reinvestment of distributions	118	1,153	390	3,251
Redemptions	(3,786)	(34,459)	(6,810)	(59,731)
Net Decrease	(3,668)	$(33,306)	(4,891)	$(41,480)
Class I(5)	Shares	Amount	Shares	Amount
Subscriptions	4,759,107	$46,048,761	351,817	$3,372,141
Reinvestment of distributions	47,260	474,386	27,878	224,074
Redemptions	(185,995)	(1,749,429)	(358,126)	(2,904,137)
Net Increase	4,620,372	$44,773,718	21,569	$692,078
Legacy Class I(5)	Shares	Amount	Shares	Amount
Subscriptions	—	$2,572	—	$—
Reinvestment of distributions	44,105	411,058	241,073	1,919,138
Redemptions	(4,707,993)	(45,444,985)	(3,638,031)	(29,653,572)
Net Decrease	(4,663,888)	$(45,031,355)	(3,396,958)	$(27,734,434)

(1) For the Year Ended December 31, 2021.

(2) For the Year Ended December 31, 2020.

(3) See Note 1 regarding the Conversion of the Legacy Class I Shares into Class I Shares. The Conversion was accomplished by a tax-free exchange of Legacy Class I Shares for Class I Shares. Prior to the Conversion, the Legacy Class I Shares had 10,066,785 shares at a value of $134,089,572 which were converted at Conversion ratio of 1.000751 resulting in an increase of 10,074,348 shares to Class I.

(4) See Note 1 regarding the Conversion of the Legacy Class I Shares into Class I Shares. The Conversion was accomplished by a tax-free exchange of Legacy Class I Shares for Class I Shares. Prior to the Conversion, the Legacy Class I Shares had 17,928,149 shares at a value of $239,878,638 which were converted at Conversion ratio of 0.999253 resulting in an increase of 17,914,760 shares to Class I.

(5) See Note 1 regarding the Conversion of the Legacy Class I Shares into Class I Shares. The Conversion was accomplished by a tax-free exchange of Legacy Class I Shares for Class I Shares. Prior to the Conversion, the Legacy Class I Shares had 1,442,292 shares at a value of $14,192,152 which were converted at Conversion ratio of 0.997972 resulting in an increase of 1,439,366 shares to Class I.

7.  Credit Facility

U.S. Bank, N.A. (the "Bank") has made available to the Trust, a credit facility, pursuant to a separate Loan and Security Agreement, for temporary or extraordinary purposes. The maximum line of credit as of December 31, 2021 for the Trust is $100,000,000. Advances are collateralized by a first-priority lien against a Fund's assets.

At a Board meeting held on August 25, 2021, the Board approved a new Loan Agreement (the "credit facility") by and between the Trust and the Bank, which became effective as of August 25, 2021. The maximum line of credit was increased from $75,000,000 to $100,000,000 and advances under the credit facility will be made at the sole discretion of the Bank and would be for a maximum of forty-five days.

During the year ended December 31, 2021, the Infrastructure Fund, Global Real Estate Fund and Real Assets Securities Fund utilized the credit facility for 10 days, 45 days and 2 days, respectively, and had an outstanding average daily loan balance of $6,129,300, $4,472,311, and $19,000, respectively. The maximum amount outstanding during the year was $17,134,000, $23,587,000 and $35,000, respectively, and the interest expense amounted to $5,108, $16,771 and $3, respectively. For the year ended December 31, 2021, the average interest rate on the outstanding principal amount for the Infrastructure Fund, Global Real Estate Fund and Real Assets Securities Fund was 3.00%, 3.00% and 3.00%, respectively. At December 31, 2021, the Funds did not have an amount outstanding on the credit facility.

Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS

Notes to Financial Statements (continued)

December 31, 2021

8.  Federal Income Tax Information

Each Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required. Each Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof. As of December 31, 2021, each Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.

The Funds have reviewed the taxable years open for examination (i.e. not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of December 31, 2021, open taxable periods consisted of the taxable years ended December 31, 2018 through December 31, 2021. No examination of the Funds' tax returns is currently in progress.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid for the year ended December 31, 2021 were as follows:

	Infrastructure Fund	Global Real Estate Fund	Real Assets Securities Fund
Ordinary income (including short-term capital gains)	$12,610,212	$15,302,416	$958,626
Long-term capital gains	5,271,018	—	—
Return of capital	—	—	—
Total distributions	$17,881,230	$15,302,416	$958,626

The tax character of distributions paid for the year ended December 31, 2020 were as follows:

	Infrastructure Fund	Global Real Estate Fund	Real Assets Securities Fund
Ordinary income (including short-term capital gains)	$—	$24,733,902	$2,198,265
Long-term capital gains	—	1,762,580	—
Return of capital	8,548,531	612,066	71,579
Total distributions	$8,548,531	$27,108,548	$2,269,844

At December 31, 2021, the Funds' most recently completed tax year-end, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

	Infrastructure Fund	Global Real Estate Fund	Real Assets Securities Fund
Capital loss carryforward(1)	$—	$(53,770,001)	$(6,243,833)
Distributable earnings	996,643	534,365	179,864
Other accumulated gains (losses)	3,413	(7,803)	(330,799)
Tax basis unrealized appreciation on investments and foreign currency	55,637,955	84,208,821	6,358,812
Total tax basis net accumulated gains (losses)	$56,638,011	$30,965,382	$(35,956)

(1) To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

2021 Annual Report

BROOKFIELD INVESTMENT FUNDS

Notes to Financial Statements (continued)

December 31, 2021

As of December 31, 2021, the Infrastructure Fund did not have any capital loss carryforwards, the Real Estate Fund's capital loss carryforwards were $53,770,001, which can be used to offset future realized short-term capital gains and the Real Assets Securities Fund's capital loss carryforwards were $6,243,833, which can be used to offset future realized short-term capital gains. The capital loss carryforwards will not expire.

Federal Income Tax Basis: The federal income tax basis of each Fund's investments, not including foreign currency translation, at December 31, 2021 was as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Infrastructure Fund	$396,593,174	$67,801,833	$(12,163,878)	$55,637,955
Global Real Estate Fund	579,255,738	110,749,573	(26,540,752)	84,208,821
Real Assets Securities Fund	43,769,212	8,604,324	(2,245,512)	6,358,812

Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for Section 988 currency, sales of PFICs, partnership income/expense and return of capital. Permanent book and tax differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share.

At December 31, 2021, the Fund's most recently completed tax year-end, the Fund's components of net assets were increased or (decreased) by the amounts shown in the table below:

	Paid-in Capital	Undistributed Net Investment Income/ Distributions in Excess of Net Investment Income	Accumulated Realized Loss
Infrastructure Fund	$(1,031)	$7,011,529	$(7,010,498)
Global Real Estate Fund	(125,900)	14,332,392	(14,206,492)
Real Assets Securities Fund	(3,442)	540,995	(537,553)

9.  Commitments and Contingencies

Under the Funds' organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with vendors and others that provide for indemnification. The Funds' maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Funds. Thus an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be unlikely.

10.  Subsequent Events

GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of their financial effect, or a statement that such an estimate cannot be made.

Management has evaluated subsequent events in the preparation of the Funds' financial statements and has determined that herein, there are no events that require recognition or disclosure in the financial statements.

Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brookfield Investment Funds and Shareholders of:

Brookfield Global Listed Infrastructure Fund
Brookfield Global Listed Real Estate Fund
Brookfield Real Assets Securities Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Brookfield Global Listed Infrastructure Fund, Brookfield Global Listed Real Estate Fund, and Brookfield Real Assets Securities Fund (the "Funds") each a series comprising the Brookfield Investment Funds, including the schedules of investments as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting the Brookfield Investment Funds as of December 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Chicago, Illinois
February 25, 2022

We have served as the auditor of one or more Brookfield Public Securities Group LLC's investment companies since 2011.

2021 Annual Report

BROOKFIELD INVESTMENT FUNDS

Tax Information (Unaudited)

For the year ended December 31, 2021, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Infrastructure Fund	54.17%
Global Real Estate Fund	31.70%
Real Assets Securities Fund	64.90%

For corporate shareholders, the percentage of ordinary distributions qualifying for the corporate dividends received deductions for the year ended December 31, 2021, was as follows:

Infrastructure Fund	28.10%
Global Real Estate Fund	0.10%
Real Assets Securities Fund	26.10%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under the Internal Revenue Section 871(k)(2)(C) for each Fund was as follows:

Infrastructure Fund	15.58%
Global Real Estate Fund	0.00%
Real Assets Securities Fund	0.00%

Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS

Liquidity Risk Management Program (Unaudited)

The Funds have adopted and implemented a written Liquidity Risk Management Program (the "LRMP") as required by Rule 22e-4 under the 1940 Act. The LRMP is reasonably designed to assess and manage the Funds' liquidity risk, taking into consideration the Funds' investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Funds' Line of Credit (discussed in Note 7-Credit Facility). The Board approved the appointment of the Adviser's Trade Management Oversight Working Group as the LRMP administrator (the "Program Administrator").

The Program Administrator is responsible for the general oversight of the LRMP, including, but not limited to, the following: (i) assessing, managing and periodically reviewing (but no less frequently than annually) the Funds' liquidity risk; (ii) overseeing the classification of the liquidity of the Funds' portfolio investments; (iii) reporting to the Board with respect to any highly liquid investment minimum shortfall; (iv) reporting to the Board with respect to illiquid investments in excess of the 15% limitation; and (v) providing an annual report to the Board on the adequacy of the LRMP and the effectiveness of its implementation, including the operation of the highly liquid investment minimum ("HLIM") for the Funds (if applicable), and any material changes to the LRMP.

To comply with Rule 22e-4 and its related liquidity data reporting requirements, the Adviser and the Funds have contracted with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the "Sub-Administrator"), to obtain, on a daily basis, access to underlying liquidity data for the Funds in an effort to oversee the daily liquidity and liquidity risk of the Funds, and facilitate Fund reporting on Forms N-PORT, N-CEN and N-LIQUID, as appropriate. The liquidity data received and used by the Program Administrator is produced by a third party vendor which is a leading provider of liquidity and pricing data and related services to the fund industry, including other clients for which the Sub-Administrator provides administrative services. Since the establishment of the LRMP, the Funds have consistently maintained a percentage of highly liquid assets that were significantly above 50%, based on the liquidity classification testing results obtained by the Program Administrator via the third party vendor. Therefore, each Fund is currently exempt from the HLIM requirement and considered to be a "primarily highly liquid fund," as defined in Rule 22e-4. An assessment will be conducted by the Adviser at each regular and off cycle review of liquidity classifications pursuant to the LRMP to determine the Funds' qualification for exemption from establishing an HLIM.

On August 26, 2021, as required by the LRMP and Rule 22e-4, the Program Administrator provided the Board with an annual written report (the "Report") addressing the operation of the LRMP and assessing the adequacy and effectiveness of its implementation during the period from June 1, 2020 through June 30, 2021 (the "Reporting Period"). During the Reporting Period, the Funds were primarily invested in highly liquid investments (investments that the Funds anticipate can be converted to cash within three business days or less in current market conditions without significantly changing their market value). As a result, the Funds are not required to adopt, and have not adopted, an HLIM as defined in Rule 22e-4. The Funds did not experience any issues meeting shareholder redemptions at any time during the Reporting Period. In the LRMP, the Program Administrator stated that the LRMP operated adequately and effectively to manage the Funds' liquidity risk during the Reporting Period.

2021 Annual Report

BROOKFIELD INVESTMENT FUNDS

Information Concerning Trustees and Officers (Unaudited)

The following tables provide information concerning the trustees and officers of the Funds.

Trustees of the Funds

Name, Address and Year of Birth	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex[1] Overseen by Trustee
Independent Trustees
Edward A. Kuczmarski c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1949	Trustee and Independent Chairman of the Board, Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Served Since 2011	Director/Trustee of several investment companies advised by Brookfield Public Securities Group LLC (the "Adviser") (2011-Present); Trustee of the Stralem Funds (2014-2016).	9
William H. Wright II c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1960	Trustee, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2020[2]	Director/Trustee of several investment companies advised by the Adviser (2020-Present); Director of Alcentra Capital Corporation (1940 Act BDC) (2018-2019); Director of The Zweig Fund, Inc. and The Zweig Total Return Fund (2013-2019); Advisory Director of Virtus Global Dividend & Income Fund, Virtus Global Multi-Sector Income Fund, Virtus Total Return Fund and Duff & Phelps Select Energy MLP Fund (2016-2019); Director of the Carlyle Group, TCG BDC, Inc., TCG BDC II, Inc. and Carlyle Secured Lending III (February 2021-Present).	9
Stuart A. McFarland c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1947	Trustee, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2013	Director/Trustee of several investment companies advised by the Adviser (2006-Present); Director of Drive Shack Inc. (formerly, New Castle Investment Corp.) (2000-Present); Managing Partner of Federal City Capital Advisors (1997-Present); Director of New America High Income Fund (2013-Present); Director of New Senior Investment Group, Inc. (2014-2021); Director of Steward Partners (2017-2021).	9
Heather S. Goldman c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1967	Trustee, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2013	Director/Trustee of several investment companies advised by the Adviser (2013-Present); Director and President of The Montage Owners Association (2021-Present); Board Director of Gesher USA (2015-Present); Trustee of Nevada Museum of Art (2016-2018); Member of the Honorary Board of University Settlement House (2014-Present); Co-Founder, CEO and Board Director of Capstak, Inc. (2014-2018).	9

Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex[1] Overseen by Trustee
Interested Trustee
David W. Levi c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1971	Trustee Served since 2017	Director/Trustee of several investment companies advised by the Adviser (2017-Present); Chief Executive Officer of the Adviser (2019-Present); Chief Executive Officer of Brookfield Oaktree Wealth Solutions (2021-Present); President of the Adviser (2016-2019); Managing Director and Head of Distribution of the Adviser (2014-2016); Managing Partner of Brookfield Asset Management Inc. (2015-Present).	9

2021 Annual Report

BROOKFIELD INVESTMENT FUNDS

Information Concerning Trustees and Officers (Unaudited) (continued)

Officers of the Funds

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian F. Hurley* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1977	President	Served since 2014

President of several investment companies advised by the Adviser (2014-Present); General Counsel of the Adviser (2017-Present); Managing Director (2014-Present) and Assistant General Counsel (2010-2017) of the Adviser; Managing Partner of Brookfield Asset Management Inc. (2016-Present); Director of Brookfield Soundvest Capital Management (2015-2018).

Casey P. Tushaus* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1982	Treasurer	Served since 2021[3]

Treasurer of several investment companies advised by the Adviser (February 2021-Present); Assistant Treasurer of several investment companies advised by the Adviser (2016-2021); Director of the Adviser (2021-Present); Vice President of the Adviser (2014-2021).

Thomas D. Peeney* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1973	Secretary	Served since 2018

Secretary of several investment companies advised by the Adviser (2018-Present); Director of the Adviser (2018-Present); Vice President of the Adviser (2017-2018); Vice President and Assistant General Counsel of SunAmerica Asset Management, LLC (2013-2017).

Adam R. Sachs* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1984	Chief Compliance Officer ("CCO")	Served since 2017

CCO of several investment companies advised by the Adviser (2017-Present); Director of the Adviser (2017-Present); CCO of Brookfield Investment Management (Canada) Inc. (2017-Present); Senior Compliance Officer of Corporate Legal and Compliance at the Adviser (2011-2017).

Mohamed S. Rasul* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1981	Assistant Treasurer	Served since 2016	Assistant Treasurer of several investment companies advised by the Adviser (2016-Present); Vice President of the Adviser (2019-Present); Assistant Vice President of the Adviser (2014-2019).

* Interested person as defined by the Investment Company Act of 1940, as amended (the "1940 Act") because of affiliations with Brookfield Public Securities Group LLC, Adviser of the Funds.

1 The Fund Complex is comprised of Brookfield Investment Funds (six series of underlying portfolios), Brookfield Real Assets Income Fund Inc., Center Coast Brookfield MLP & Energy Infrastructure Fund and Oaktree Diversified Income Fund Inc.

2 Effective December 31, 2021, Mr. Louis P. Salvatore, an independent Trustee of the Funds, Chairman of the Audit Committee and member of the Nominating and Compensation Committee resigned from the Board. At that time, Mr. William H. Wright II assumed Mr. Salvatore's role as Chairman of the Audit Committee.

3 Casey P. Tushaus was appointed by the Board as the Treasurer of the Fund on February 25, 2021. Previously, Mr. Tushaus served as Assistant Treasurer of the Fund since 2016.

The Funds' Statement of Additional Information includes additional information about the trustees, and is available, without charge, upon request by calling 1-855-777-8001.

Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS

Joint Notice of Privacy Policy (Unaudited)

Brookfield Public Securities Group LLC ("PSG"), on its own behalf and on behalf of the funds managed by PSG and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information ("Personal Information") at all times. This privacy policy ("Policy") describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.

If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.

WHAT INFORMATION DO WE COLLECT?

We collect the following Personal Information about you:

•  Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.

•  Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.

•  Information we may receive from our due diligence, such as your creditworthiness and your credit history.

WHAT IS OUR PRIVACY POLICY?

We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;

•  Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);

•  Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);

•  Other organizations, with your consent or as directed by you; and

•  Other organizations, as permitted or required by law (e.g. for fraud protection)

When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.

HOW DO WE PROTECT CLIENT INFORMATION?

We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.

CONTACT INFORMATION

For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.

2021 Annual Report

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CORPORATE INFORMATION

Investment Adviser

Brookfield Public Securities Group LLC

Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

www.brookfield.com

Administrator

Brookfield Public Securities Group LLC

Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

www.brookfield.com

Please direct your inquiries to:

Investor Relations

Phone: 1-855-777-8001

E-mail: publicsecurities.enquiries@brookfield.com

Transfer Agent

Shareholder inquiries relating to distributions, address changes and shareholder account information should be directed to the Funds'
transfer agent:

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

1-855-244-4859

Fund Accounting Agent

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Sub-Administrator

U.S. Bancorp Fund Services, LLC

1201 South Alma School Road, Suite 3000

Mesa, Arizona 85210

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

111 South Wacker Drive

Chicago, Illinois 60606

Legal Counsel

Paul Hastings LLP

200 Park Avenue

New York, New York 10166

Custodian

U.S. Bank National Association

1555 North RiverCenter Drive, Suite 302

Milwaukee, Wisconsin 53212

Distributor

Quasar Distributors, LLC

111 East Kilbourn Avenue, Suite 2200

Milwaukee, Wisconsin 53202

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Forms N-PORT. Each Fund's Forms N-PORT are available on the SEC's website at www.sec.gov.

You may obtain a description of a Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC's website at www.sec.gov.

Brookfield Public Securities Group LLC Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

1-855-777-8001

www.brookfield.com

2021

ANNUAL REPORT

DECEMBER 31, 2021

Oaktree Emerging Markets Equity Fund

* Please see inside front cover of the report for important information regarding delivery of shareholder reports.

IN PROFILE

Oaktree Fund Advisors, LLC (the "Adviser" or "Oaktree") is an investment adviser registered with the SEC and is also an affiliate and related adviser of Oaktree Capital Management, L.P., an investment adviser registered with the SEC. Oaktree serves as the investment adviser to the Fund. Oaktree was founded in April 1995 and is a leader among global investment managers specializing in alternative investments. Oaktree manages assets across a wide range of investment strategies within four asset classes: Credit, Private Equity, Real Assets, and Listed Equities. As of December 31, 2021, Oaktree had approximately $160.0 billion in assets under management. Brookfield Public Securities Group LLC ("PSG") serves as the Administrator to the Fund. PSG is a wholly owned subsidiary of Brookfield Asset Management ("Brookfield"), a leading global alternative asset manager with approximately $690 billion of assets under management as of December 31, 2021. In 2019, Brookfield acquired a majority interest in Oaktree.

Oaktree Emerging Markets Equity Fund (the "Fund") is managed by Oaktree Fund Advisors, LLC. The Fund uses its website as a channel of distribution of material company information. Financial and other material information regarding the Fund is routinely posted on and accessible at https://publicsecurities.brookfield.com/products/us-mutual-funds/oaktree-emerging-markets-equity-fund?id=196216.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website (https://publicsecurities.brookfield.com/en), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker, investment adviser, bank or trust company) or, if you are a direct investor, by calling the Fund (toll-free) at 1-855-244-4859 or by sending an e-mail request to the Fund at publicsecurities.enquiries@brookfield.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may call 1-855-244-4859 or send an email request to publicsecurities.enquiries@brookfield.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with the Fund.

TABLE OF CONTENTS

Letter to Shareholders	1
About Your Fund's Expenses	3
Management Discussion of Fund Performance	4
Portfolio Characteristics	8
Schedule of Investments	9
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	23
Tax Information	24
Liquidity Risk Management Program	25
Information Concerning Trustees and Officers	26
Joint Notice of Privacy Policy	29

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

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LETTER TO SHAREHOLDERS

Dear Shareholders,

We are pleased to provide the Annual Report for Oaktree Emerging Markets Equity Fund (the "Fund") for the period ended December 31, 2021.

Overall, 2021 was a year characteristic of a true economic recovery, with both equity prices and bond yields moving higher. Yet under the surface, markets experienced sharp rotations, large divergences and narrow breadth. Global equities rallied in the first half of 2021, as the rollout of COVID-19 vaccines, decreasing case counts, and additional U.S. fiscal stimulus inspired optimism about the reopening of the global economy. However, the rise of the COVID-19 Delta variant and growing concerns over inflation put many investors on high alert through the end of the second quarter.

Ongoing supply chain disruptions, rising inflation, potential disruptions to economic activity, gridlock in Washington, and possible further government restrictions remained market concerns throughout the second half of the year. This backdrop cooled investors' previous enthusiasm. Despite finishing the third quarter flat, global equities rose in the fourth quarter. After the Omicron COVID-19 variant quickly spread across the globe following its November discovery, its virulence and transmissibility suggested it would burn out quicker than previous variants, providing markets with some hope at year end.

Similarly, emerging markets started off strong in 2021, but performance declined in the second half of the year as China implemented strict regulations on the real estate and internet/technology industries, and Omicron generated uncertainty around the global economic recovery.

We expect 2022 to be a year of two halves. During the first half, we expect to see a very favorable backdrop for real assets. The second half is more uncertain. Our base case is for slowing but above-trend economic growth, moderating but above-trend inflationary pressures and higher real rates. We see this backdrop supporting real assets, albeit with more muted return potential and more elevated volatility than in 2021. We also are mindful of the possibility that tighter Federal Reserve policy could slow growth in the second half more than we currently expect. We are monitoring leading indicators for signs of this scenario, which could lead to flatter yield curves and pressure on risk assets in the second half and credit spreads increase.

Within EM, we remain overweight in the traditional value sectors and maintain our view that many commodity and cyclical companies are poised to benefit from a strong pricing environment over the next few years thanks to their disciplined capital allocation. We strongly believe that investors aren't giving these companies credit for the restraint they've demonstrated in recent years and the free cash flow they're now generating.

Emerging markets are highly exposed to commodity companies which have many value characteristics we like: (1) pricing power in an inflationary environment; (2) strong balance sheets; (3) disciplined capital allocation; and (4) increasing dividend payouts. The cyclical companies in our portfolio have reduced their leverage, and we anticipate that their dividends will increase in 2022. Many of these companies also significantly improved corporate transparency and shareholder returns in 2021.

In addition to performance information and additional discussion on factors impacting the Fund, this report provides the Fund's audited financial statements and schedule of investments as of December 31, 2021.

We welcome your questions and comments and encourage you to contact our Investor Relations team at 1-855-777-8001 or visit us at https://publicsecurities.brookfield.com/en for more information.

Thank you for your support.

Sincerely,

Brian F. Hurley

President

Brookfield Investment Funds

David W. Levi, CFA

Chief Executive Officer

Brookfield Public Securities Group LLC

2021 Annual Report
1

LETTER TO SHAREHOLDERS (continued)

Past performance is no guarantee of future results.

These views represent the opinions of Oaktree Fund Advisors, LLC and are not intended to predict or depict the performance of any investment. These views are primarily as of the close of business on December 31, 2021 and subject to change based on subsequent developments.

Must be preceded or accompanied by a prospectus.

The Fund invests in equity securities of emerging market companies as part of its principal investment strategy. Foreign securities have additional risk, including but not limited to, exchange rate changes, political and economic upheaval, and relatively low market liquidity. As a result, the risks described relating to investments in foreign securities, including the risks of nationalization or expropriation of assets, would be heightened in emerging markets. The Fund is new with limited operating history and there can be no assurance that the Fund will grow or maintain an economically viable size, in which case the Board of Trustees of the Fund may determine to liquidate the Fund.

The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, impacting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate other types of risks that apply to a Fund and negatively impact Fund performance and the value of an investment in a Fund.

Oaktree Emerging Markets Equity Fund is a series of Brookfield Investment Funds.

Quasar Distributors, LLC is the distributor of Brookfield Investment Funds.

2

ABOUT YOUR FUND'S EXPENSES (Unaudited)

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges and redemption fees on redemptions; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Fund Return

The table below provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with hypothetical examples that appear in shareholders' reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the hypothetical account values and expenses in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs overall would have been higher.

	Annualized Expense Ratio	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)	Expenses Paid During Period (07/01/21– 12/31/21)(1)
Actual
Class I Shares	1.10%	$1,000.00	$891.10	$5.24
Hypothetical (assuming a 5% return before expenses)
Class I Shares	1.10%	1,000.00	1,019.66	5.60

(1)  Expenses are equal to the Fund's annualized expense ratio by class multiplied by the average account value over the period, multiplied by 184/365 (to reflect a six-month period).

2021 Annual Report
3

OAKTREE EMERGING MARKETS EQUITY FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the period from June 3, 2021 (commencement of investment operations) to December 31, 2021, the Fund's Class I shares had a total return of -11.78%, which assumes the reinvestment of distributions and is exclusive of brokerage commissions, underperforming the MSCI Emerging Markets (Net) Index, which returned -9.65%.

By country, the majority of our underperformance was driven by our overweight allocation to Brazil. Our underweight exposures to Taiwan and Saudi Arabia also detracted from our relative results, as did stock selection in Mexico. Stock selection in Korea and Brazil had a positive impact, along with our overweight allocations to Russia and Indonesia and our underweight exposure to China.

At the sector level, stock selection among financials, real estate, consumer staples and materials detracted from our relative performance, while stock selection among information technology had a positive effect. Our underweight exposure to information technology and overweight allocation to materials negatively impacted our relative returns, while our underweights in consumer discretionary and communication services, as well as our overweight in industrials contributed positively.

Emerging markets equities fell during the period ended December 31, 2021, underperforming their developed markets counterparts. We anticipated and saw the following issues play out during the year:

1)  We expected inflation to be a persistent global theme in 2021. Despite the resurgence of COVID-19, we still witnessed meaningful and persistent inflation in many industries, including energy, shipping and materials. We currently don't see any signs that inflation will subside.

2)  At the end of 2020, we believed the failure of Chinese digital payments company Ant Financial's IPO signaled the beginning of the end of the growth factor's outperformance in our market. Large internet/technology companies began to fall out of favor in 2021, and the sector's weighting in EM equities indices (which was high in late 2020) fell throughout 2021. Tencent and Alibaba, which each represented more than 5% of the EM index at the beginning of 2021, now represent just over 4% and less than 3%, respectively.

3)  We expected that the economic impact of any new waves of COVID-19 would gradually diminish, due to vaccines, improving treatments and quarantine fatigue. EM countries (with the exception of China) have become increasingly more reluctant to shut down their economies as a result of COVID-19 outbreaks.

Last year was particularly challenging for Latin America, and a few trends affecting Latin American equities negatively impacted our absolute and relative performance:

1)  Brazil's macro environment was worse than we expected because of COVID-19 and political issues. Also, many Brazilian commodity companies were negatively affected by the decline in demand caused by the slowdown in China's real estate market.

2)  Investors haven't shifted meaningfully into Latin American value stocks, even though commodity prices were strong throughout much of 2021 (outside of the temporary prices declines we've discussed).

4

OAKTREE EMERGING MARKETS EQUITY FUND

The MSCI Emerging Markets (Net) Index became significantly less concentrated throughout 2021. In December 2020, the top 10 internet/tech names represented almost 23% of the benchmark versus just under 13% at the end of 2021. Despite this shift, we continue to believe that investors haven't fully rotated into value.

The Fund remains value-biased and continues to trade at a discount to the overall EM market on both price-to-book value and consensus forward estimated earnings. Brazil, Indonesia and Mexico are our biggest overweights by country, and our largest underweights are Taiwan and Korea. By sector, the portfolio remains overweight in materials, industrials and energy and underweight in communication services and consumer discretionary.

Toward the end of the year, we located EM commodity and industrial companies that were benefitting from elevated global inflation whose equities were trading at reasonable valuations. We also bought some large-cap technology stocks because we felt they were no longer priced as growth stocks but more like "quality at a reasonable price." We can live with that.

AGGREGATE TOTAL RETURNS

As of December 31, 2021[1]	Since Inception[2]
Class I Shares	-11.78%
MSCI Emerging Markets (Net) Index	-9.65%

1  All returns shown in USD.

2  Class I Shares commenced operations on June 3, 2021.

The table and graph do not reflect the deductions of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-244-4859.

The Fund's gross and net expense ratios in the prospectus dated June 3, 2021 for Class I is 1.78% and 1.10%, respectively, based on estimated amounts for the current fiscal year.

The Adviser has contractually agreed to reimburse the Fund's expenses through May 14, 2022. There is no guarantee that such reimbursement will be continued after that date.

2021 Annual Report
5

OAKTREE EMERGING MARKETS EQUITY FUND

The graph below illustrates a hypothetical investment of $10,000 in the Fund—Class I Shares from the commencement of investment operations on June 3, 2021 to December 31, 2021 compared to the MSCI Emerging Markets (Net) Index.

Disclosure

The Fund's portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities. Please refer to the Schedule of Investments contained in this report for a full listing of fund holdings.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. Investing in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of nationalization, confiscation or the imposition of restrictions on foreign investment. The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. Some securities held may be difficult to sell, particularly during times of market turmoil. If the Fund is forced to sell an illiquid asset to meet redemptions, it may be forced to sell at a loss. Using derivatives exposes the Fund to additional risks, may increase the volatility of the Fund's net asset value and may not provide the result intended.

The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, impacting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate other types of risks that apply to the Fund and negatively impact Fund performance and the value of an investment in the Fund.

These views represent the opinions of Oaktree Fund Advisors, LLC and are not intended to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2021 and subject to change based on subsequent developments.

6

OAKTREE EMERGING MARKETS EQUITY FUND

The MSCI Emerging Markets (Net) Index captures large and mid cap representation across 27 Emerging Markets (EM) countries. With 1,392 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. EM countries include: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The index does not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

2021 Annual Report
7

OAKTREE EMERGING MARKETS EQUITY FUND

Portfolio Characteristics (Unaudited)

December 31, 2021

ASSET ALLOCATION BY GEOGRAPHY	Percent of Total Investments
China	33.6%
India	11.0%
Taiwan	10.9%
South Korea	10.7%
Brazil	9.8%
Indonesia	5.7%
Mexico	5.3%
Russia	4.3%
South Africa	3.3%
Greece	1.6%
Thailand	1.6%
Peru	1.1%
Hungary	1.1%
Total	100.0%
TOP TEN HOLDINGS	Percent of Total Investments
Taiwan Semiconductor Manufacturing Company Ltd.	6.2%
Samsung Electronics Company Ltd.	4.9%
Alibaba Group Holding Ltd.	3.1%
Tencent Holdings Ltd.	2.9%
Reliance Industries Ltd., GDR	2.9%
Vale SA, ADR	2.7%
Orient Overseas International Ltd.	2.7%
Bank Rakyat Indonesia Persero Tbk PT	2.6%
Petroleo Brasileiro SA, ADR	2.5%
Larsen & Toubro Ltd., GDR	2.4%

8

OAKTREE EMERGING MARKETS EQUITY FUND

Schedule of Investments

December 31, 2021

	Shares	Value
COMMON STOCKS – 94.4%
BRAZIL – 9.4%
Afya Ltd. (n)	449	$7,054
Azul SA, ADR (n)	14,513	191,572
Banco Bradesco SA, ADR	43,552	148,948
Itau Unibanco Holding SA, ADR	70,864	265,740
Petroleo Brasileiro SA, ADR	45,105	495,253
Raizen SA, Preference (n)	248,812	286,531
Vale SA, ADR	38,607	541,270
Total BRAZIL		1,936,368
CHINA – 32.5%
Alibaba Group Holding Ltd. (n)	42,067	618,199
Aluminum Corporation of China Ltd. (n)	828,426	456,466
Anhui Conch Cement Company Ltd.	64,659	323,409
Baoshan Iron & Steel Company Ltd.	292,648	329,878
Cathay Pacific Airways Ltd. (n)	262,071	214,781
China Merchants Bank Company Ltd.	19,000	147,812
China Youran Dairy Group Ltd. (e) (n)	6,791	3,625
Country Garden Services Holdings Company Ltd.	41,309	248,016
Galaxy Entertainment Group Ltd. (n)	49,914	258,934
Geely Automobile Holdings Ltd.	65,673	179,407
JD Logistics, Inc. (e) (n)	100,500	341,380
MMG Ltd. (n)	130,060	41,837
Muyuan Foods Company Ltd.	11,216	94,024
Nine Dragons Paper Holdings Ltd.	215,160	231,066
Orient Overseas International Ltd.	21,508	528,688
Pacific Basin Shipping Ltd.	504,969	185,632
Pharmaron Beijing Company Ltd. (e)	10,811	166,951
Ping An Bank Company Ltd.	70,500	182,272
Riyue Heavy Industry Company Ltd.	37,511	193,919
Shanghai International Airport Company Ltd. (n)	40,276	294,745
Shimao Group Holdings Ltd.	141,388	92,564
Shimao Services Holdings Ltd. (e)	142,027	98,858
Suofeiya Home Collection Company Ltd.	44,400	154,828
Tencent Holdings Ltd.	9,845	574,467
Weichai Power Company Ltd.	111,371	218,422
WuXi AppTec Company Ltd. (e)	14,163	244,712
Zijin Mining Group Company Ltd.	207,503	247,818
Total CHINA		6,672,710
GREECE – 1.6%
Alpha Services and Holdings SA (n)	260,147	318,812
Total GREECE		318,812
HUNGARY – 1.1%
OTP Bank Nyrt (n)	4,238	216,101
Total HUNGARY		216,101

See Notes to Financial Statements.

2021 Annual Report
9

OAKTREE EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued)

December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
INDIA – 8.5%
Axis Bank Ltd., GDR (n)	5,966	$275,629
ICICI Bank Ltd., ADR	21,053	416,639
Larsen & Toubro Ltd., GDR	19,013	483,968
Reliance Industries Ltd., GDR (e)	8,924	570,917
Total INDIA		1,747,153
INDONESIA – 5.5%
Bank Rakyat Indonesia Persero Tbk PT	1,761,243	507,109
Freeport-McMoRan, Inc.	10,836	452,186
Semen Indonesia Persero Tbk PT	329,007	167,277
Total INDONESIA		1,126,572
MEXICO – 5.1%
Cemex SAB de CV, ADR (n)	54,227	367,659
Fresnillo PLC	21,793	264,977
Grupo Financiero Banorte SAB de CV	65,006	422,791
Total MEXICO		1,055,427
PERU – 1.1%
Credicorp Ltd.	1,809	220,825
Total PERU		220,825
RUSSIA – 4.1%
LUKOIL PJSC, ADR	3,756	336,541
Polymetal International PLC	11,189	199,245
Sberbank of Russia PJSC, ADR	19,712	316,279
Total RUSSIA		852,065
SOUTH AFRICA – 3.2%
AngloGold Ashanti Ltd., ADR	22,476	471,546
Impala Platinum Holdings Ltd.	12,767	180,101
Total SOUTH AFRICA		651,647
SOUTH KOREA – 10.3%
Hana Financial Group, Inc.	8,389	296,376
KB Financial Group, Inc.	4,743	219,337
LG Chem Ltd.	437	225,912
Samsung Electronics Company Ltd.	14,646	961,875
SK Hynix, Inc.	3,850	422,856
Total SOUTH KOREA		2,126,356
TAIWAN – 10.5%
ASE Technology Holding Company Ltd.	65,508	253,137
MediaTek, Inc.	9,403	403,478
Taiwan Semiconductor Manufacturing Company Ltd.	55,504	1,227,804
Yageo Corp.	16,149	279,210
Total TAIWAN		2,163,629

See Notes to Financial Statements.

10

OAKTREE EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued)

December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
THAILAND – 1.5%
Charoen Pokphand Foods PCL	408,800	$312,351
Total THAILAND		312,351
Total COMMON STOCKS (Cost $19,964,857)		19,400,016
EXCHANGE TRADED FUND – 2.1%
INDIA – 2.1%
iShares MSCI India ETF	9,300	426,312
Total EXCHANGE TRADED FUND (Cost $453,456)		426,312
Total Investments – 96.5% (Cost $20,418,313)		19,826,328
Other Assets in Excess of Liabilities – 3.5%		726,787
TOTAL NET ASSETS – 100.0%		$20,553,115

The following notes should be read in conjunction with the accompanying Schedule of Investments.

ADR  —  American Depositary Receipt

ETF  —  Exchange Traded Fund

GDR  —  Global Depositary Receipt

(e)  —  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2021, the total value of all such securities was $1,426,443 or 6.9% of net assets.

(n)  —  Non-income producing security.

See Notes to Financial Statements.

2021 Annual Report
11

OAKTREE EMERGING MARKETS EQUITY FUND

Statement of Assets and Liabilities

December 31, 2021

Assets:
Investments in securities, at value (Note 2)	$19,826,328
Cash	576,806
Dividends receivable	51,879
Receivable for investments sold	3,618
Net receivable from Adviser (Note 3)	40,642
Deferred offering costs (Note 2)	115,201
Total assets	20,614,474
Liabilities:
Payable for investments purchased	20,550
Accrued expenses	40,809
Total liabilities	61,359
Commitments and contingencies (Note 8)
Net Assets	$20,553,115
Composition of Net Assets:
Paid-in capital	21,284,232
Accumulated losses	(731,117)
Net assets applicable to capital shares outstanding	$20,553,115
Total investments at cost	$20,418,313
Class I Shares:
Shares outstanding	2,346,649
Net asset value and redemption price per share	$8.76

See Notes to Financial Statements.

12

OAKTREE EMERGING MARKETS EQUITY FUND

Statement of Operations

For the Period June 3, 2021 (Commencement of Operations) through December 31, 2021

Investment Income:
Dividends (net of foreign witholding tax of $13,339)	$184,633
Total investment income	184,633
Expenses:
Investment advisory fees (Note 3)	43,433
Offering costs (Note 2)	117,298
Audit and tax services	45,290
Custodian fees	25,265
Trustees' fees	19,517
Reports to shareholders	15,480
Legal fees	13,574
Transfer agent fees	10,818
Fund accounting and sub-administration fees	10,032
Miscellaneous	2,025
Registration fees	1,664
Total operating expenses	304,396
Less expenses reimbursed by the investment advisor (Note 3)	(251,312)
Net expenses	53,084
Net investment income	131,549
Net realized loss on:
Investments	(106,269)
Foreign currency transactions	(22,336)
Net realized loss	(128,605)
Net change in unrealized appreciation (depreciation) on:
Investments	(591,985)
Foreign currency translations	11
Net change in unrealized depreciation	(591,974)
Net realized and unrealized loss	(720,579)
Net decrease in net assets resulting from operations	$(589,030)

See Notes to Financial Statements.

2021 Annual Report
13

OAKTREE EMERGING MARKETS EQUITY FUND

Statement of Changes in Net Assets

For the Period June 3, 2021[1] through December 31, 2021
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$131,549
Net realized loss	(128,605)
Net change in unrealized depreciation	(591,974)
Net decrease in net assets resulting from operations	(589,030)
Distributions to Shareholders:
From distributable earnings:
Class I shares	(142,087)
Total distributions paid	(142,087)
Capital Share Transactions (Note 5):
Subscriptions	21,168,904
Reinvestment of distributions	115,328
Net increase in net assets from capital share transactions	21,284,232
Total increase in net assets	20,553,115
Net Assets:
Beginning of period	—
End of period	$20,553,115

1  Commencement of operations.

See Notes to Financial Statements.

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OAKTREE EMERGING MARKETS EQUITY FUND

Financial Highlights

Class I	For the Period June 3, 2021[1] through December 31, 2021
Per Share Operating Performance:
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment income[2]	0.14
Net realized and change in unrealized loss	(1.32)
Net decrease in net asset value resulting from operations	(1.18)
Distributions to Shareholders:
From net investment income	(0.05)
From net realized gains	(0.01)
Total distributions paid*	(0.06)
Net asset value, end of period	$8.76
Total Investment Return†	-11.78%[3]
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$20,553
Gross operating expenses	6.31%[4]
Net expenses, including fee waivers and reimbursement	1.10%[4]
Net investment income	2.73%[4]
Net investment income, excluding the effect of fee waivers and reimbursement	(2.48)%[4]
Portfolio turnover rate	49%[3]

*  Distributions for annual periods determined in accordance with federal income tax regulations.

†  Total investment return is computed based upon the net asset value of the Fund's shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.

1  Commencement of operations.

2  Per share amounts presented are based on average shares outstanding throughout the period indicated.

3  Not annualized.

4  Annualized.

See Notes to Financial Statements.

2021 Annual Report
15

OAKTREE EMERGING MARKETS EQUITY FUND

Notes to Financial Statements

December 31, 2021

1.  Organization

Brookfield Investment Funds (the "Trust") was organized as a statutory trust under the laws of the State of Delaware on May 12, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust currently consists of six separate investment series as of December 31, 2021, one of which is included in this report. The Oaktree Emerging Markets Equity Fund (the "Fund") is a diversified open-end management investment company. The Fund's Class I shares commenced operations on June 3, 2021.

The Fund currently has three classes of shares: Class A, Class C and Class I shares. Each class represents an interest in the same portfolio of assets and has identical voting, dividend, liquidation and other rights except that: (i) Class A shares have a maximum front end sales charge of 4.75% and Class C shares have a maximum deferred sales charge of 1.00%; (ii) Class A shares have a 12b-1 fee of 0.25% and Class C shares have a 12b-1 fee of 1.00%; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. Currently, the Fund is only publicly offering Class I shares to investors.

Oaktree Fund Advisors, LLC (the "Adviser"), a Delaware limited partnership and a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as the investment adviser to the Fund. Oaktree was founded in April 1995 and is a leader among global investment managers specializing in alternative investments.

Brookfield Public Securities Group LLC (the "Administrator"), a wholly-owned subsidiary of Brookfield Asset Management Inc. ("Brookfield"), is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as Administrator to the Fund. In 2019, Brookfield acquired a majority interest in the Adviser.

The investment objective of the Fund is to seek long-term capital growth. There can be no assurance that the Fund will achieve its investment objective. The Fund's investment objective is not fundamental and may be changed without shareholder approval. Shareholders will be provided with at least 60 days' prior written notice of any change in the Fund's investment objective.

2.  Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and follows accounting and reporting guidance under FASB Accounting Standards Codification ("ASC") Topic 946 Financial Services-Investment Companies.

Valuation of Investments: The Trust's Board of Trustees (the "Board") has adopted procedures for the valuation of the Fund's securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund's portfolio. The Adviser's Valuation Committee is comprised of senior employees of the Adviser.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. If the NYSE closes early, then the equity security will be valued at the last traded price before the NYSE close. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used

16

OAKTREE EMERGING MARKETS EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2021

to calculate the Fund's net asset value ("NAV") may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.

Securities for which market prices are not readily available, cannot be determined using the sources described above, or the Adviser's Valuation Committee determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate will be valued at a fair value determined by the Adviser's Valuation Committee following the procedures adopted by the Adviser under the supervision of the Board. The Adviser's valuation policy establishes parameters for the sources, methodologies, and inputs the Adviser's Valuation Committee uses in determining fair value.

The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The fair value may be difficult to determine and thus judgment plays a greater role in the valuation process. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. For those securities valued by fair valuations, the Adviser's Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's NAV.

A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets or liabilities

Level 2 — quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of assets or liabilities)

2021 Annual Report
17

OAKTREE EMERGING MARKETS EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2021

The following table summarizes the Fund's investments valuation inputs categorized in the disclosure hierarchy as of December 31, 2021:

	Level 1	Level 2	Level 3	Total
Common Stocks:
Brazil	$1,649,837	$286,531	$—	$1,936,368
China	—	6,672,710	—	6,672,710
Greece	—	318,812	—	318,812
Hungary	—	216,101	—	216,101
India	692,268	1,054,885	—	1,747,153
Indonesia	452,186	674,386	—	1,126,572
Mexico	790,450	264,977	—	1,055,427
Peru	220,825	—	—	220,825
Russia	—	852,065	—	852,065
South Africa	471,546	180,101	—	651,647
South Korea	—	2,126,356	—	2,126,356
Taiwan	—	2,163,629	—	2,163,629
Thailand	—	312,351	—	312,351
Total Common Stocks	4,277,112	15,122,904	—	19,400,016
Exchange Traded Fund:
India	$426,312	$—	$—	$426,312
Total Exchange Traded Fund	426,312	—	—	426,312
Total	$4,703,424	$15,122,904	$—	$19,826,328

For further information regarding security characteristics, see the Schedule of Investments.

Investment Transactions and Investment Income: Securities transactions are recorded on trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized on a daily basis using the effective yield to maturity and yield to next methods, respectively, and might be adjusted based on management's assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date.

Foreign Currency Transactions: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices.

Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses that are attributable to the Fund and other investment companies advised by the Adviser or its affiliates are allocated among the respective investment companies, including the Fund, based either upon relative average net assets, evenly, or a combination of average net assets and evenly.

Certain intermediaries such as banks, broker-dealers, financial advisers or other financial institutions charge a fee for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose

18

OAKTREE EMERGING MARKETS EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2021

shares are held in omnibus, other group accounts or accounts traded through registered securities clearing agents. The portion of this fee paid by the Fund is included within "Transfer agent fees" in the Statement of Operations.

Offering Costs: Costs from the initial launch of the Fund were deferred and will be amortized over the first twelve months after the commencement of operations. These costs consist primarily of legal fees and other costs incurred in connection with offering the Fund's shares.

Distributions to Shareholders: The Fund declares and pays dividends annually from net investment income. To the extent these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays distributions at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution is provided after a payment is made from any source other than net investment income. This notice is available on the Adviser's website at https://www.oaktreefunds.com. Any such notice is provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund's distributions for each calendar year is reported on IRS Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.

New Accounting Pronouncements: In March 2020, FASB issued ASU No. 2020-04, Reference Rate Reform. The amendments in ASU No. 2020-04 provide optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. In January 2021, the FASB issued ASU No. 2021-01, which clarifies that certain provisions in Topic 848, if elected by an entity, apply to derivative instruments that use an interest rate for margining, discounting, or contract price alignment that is modified as a result of reference rate reform. The ASUs are effective for all entities as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact of the optional guidance on the Funds' financial statements and disclosures. The Funds did not utilize the optional expedients and exceptions provided by ASU No. 2020-04 and ASU No. 2021-01 during the period ended December 31, 2021.

3.  Investment Advisory Agreement and Related Party Transactions

The Adviser currently serves as the investment adviser to the Fund pursuant to an investment advisory agreement (the "Advisory Agreement") under which the Adviser is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory Agreement provides that the Fund shall pay the Adviser a fee, computed daily and payable monthly, at an annual rate of 0.90% of the Fund's average daily net assets.

Pursuant to an operating expense limitation agreement (the "Expense Limitation Agreement"), the Adviser has contractually agreed to waive all or a portion of its investment advisory fees and/or to reimburse certain expenses of the Fund to the extent necessary to maintain the Fund's total annual operating expenses (excluding any front-end or contingent deferred charges, brokerage commissions and other transactional expenses, acquired fund fees and expenses, interest, taxes, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of the Fund's business) at no more than 1.35% for Class A shares, 2.10% for Class C shares, and 1.10% for Class I shares. The Expense Limitation Agreement will continue for a period of no less than one year from the effective date of the Fund's registration statement, and may not be terminated by the Fund or the Adviser before such time. Thereafter, the Expense Limitation Agreement may only be terminated or amended to increase the expense cap, provided that in the case of a termination by the Adviser, the Adviser will provide the Board with written notice of its intention to terminate the arrangement prior to the expiration of its then current term. Pursuant to the Expense Limitation Agreement, any waivers and/or reimbursements made by the Adviser are subject to

2021 Annual Report
19

OAKTREE EMERGING MARKETS EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2021

recoupment from the Fund for a period not to exceed three years after the occurrence of the waiver and/or reimbursement, provided that the Fund is able to effect such payment to the Adviser and remain in compliance with the annual expense cap in effect at the time the waivers and/or reimbursements occurred.

The amount of investment advisory fees waived and/or expenses reimbursed available to be recouped before expiration is $251,312, which will expire on December 31, 2024. For the period ended December 31, 2021, the Adviser did not recoup any expenses.

The Fund has entered into an administration agreement ("Administration Agreement") with the Administrator and a sub-administration agreement with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the "Sub-Administrator"). The Administrator and the Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state and other applicable laws and regulations, and providing the Fund with administrative office facilities. The Adviser is responsible for any fees due to the Administrator and the Fund is responsible for any fees due to the Sub-Administrator.

Certain officers and/or trustees of the Fund are officers and/or employees of the Administrator.

4.  Purchases and Sales of Investments

For the period ended December 31, 2021, purchases and sales of investments, excluding short-term securities and U.S. Government securities, were $24,649,079 and $4,113,541, respectively. There were no transactions in U.S. Government securities.

5.  Shares of Beneficial Interest

The Trust's Declaration of Trust authorizes the issuance of an unlimited number of full and fractional shares of beneficial interest. With respect to each series, the Trust may offer more than one class of shares. The Trust reserves the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Currently, the Fund offers one class of shares of beneficial interest — "Class I" Shares.

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class.

	2021[1]
Class I	Shares	Amount
Subscriptions	2,333,362	$21,168,904
Reinvestment of distributions	13,287	115,328
Net Increase	2,346,649	$21,284,232

1 For the Period Ended December 31, 2021.

6.  Credit Facility

U.S. Bank, N.A. (the "Bank") has made available to the Trust, a credit facility, pursuant to a separate Loan and Security Agreement, for temporary or extraordinary purposes. The maximum line of credit as of December 31, 2021 for the Trust is $100,000,000. Advances are collateralized by a first-priority lien against the Fund's assets. At December 31, 2021, the Fund did not have an amount outstanding on the credit facility and the Fund did not use the credit facility during the period ended December 31, 2021.

20

OAKTREE EMERGING MARKETS EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2021

At a Board meeting held on August 25, 2021, the Board approved a new Loan Agreement (the "credit facility") by and between the Trust and the Bank, which became effective as of August 25, 2021. The maximum line of credit was increased from $75,000,000 to $100,000,000 and advances under the credit facility will be made at the sole discretion of the Bank and would be for a maximum of forty-five days.

7.  Federal Income Tax Information

The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof. As of December 31, 2021, the Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.

The Fund has reviewed the taxable years open for examination (i.e. not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of December 31, 2021, open taxable periods consisted of the taxable period ended December 31, 2021. No examination of the Fund's tax returns is currently in progress.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax character of the distributions paid for the period ended December 31, 2021 were as follows:

Ordinary income*	$155,775
Return of capital	—
Total	$155,775

*  In order to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, the Fund distributed an additional amount of $13,688 with a record date of December 31, 2021 and ex-date and payable date of January 3, 2022.

At December 31, 2021, the Fund's most recently completed tax year-end, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

Capital loss carryforwards	$—
Other accumulated losses	(97,291)
Tax basis unrealized depreciation on investments and foreign currency	(633,826)
Total tax basis net accumulated losses	$(731,117)

As of December 31, 2021, the Fund did not have any capital loss carryforwards. The Fund deferred, on a tax basis, late year ordinary losses of $20,655 and short-term post-October losses of $90,335.

2021 Annual Report
21

OAKTREE EMERGING MARKETS EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2021

Federal Income Tax Basis: The federal income tax basis of the Fund's investments, not including foreign currency translations, at December 31, 2021 was as follows:

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$20,460,154	$886,699	$(1,520,525)	$(633,826)

Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for Section 988 currency. Permanent book and tax differences, if any, will result in reclassifications to paid-in capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share. Any undistributed net income and realized gain remaining at fiscal year end is distributed in the following year.

At December 31, 2021, the Fund's most recently completed tax year-end, the Fund's components of net assets were increased or (decreased) by the amounts shown in the table below:

Paid-in capital	Distributions in excess of net investment income	Accumulated net realized loss
$—	$(22,359)	$22,359

8.  Commitments and Contingencies

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund's maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.

9.  Subsequent Events

GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

Management has evaluated subsequent events in the preparation of the Fund's financial statements and has determined that there are no events that require recognition or disclosure in the financial statements.

22

OAKTREE EMERGING MARKETS EQUITY FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brookfield Investment Funds and Shareholders of:

Oaktree Emerging Markets Equity Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Oaktree Emerging Markets Equity Fund (the "Fund"), including the schedule of investments, as of December 31, 2021, the related statements of operations, changes in net assets, and financial highlights for the period from June 3, 2021 (commencement of operations) through December 31, 2021, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations, changes in net assets, and the financial highlights for the period from June 3, 2021 (commencement of operations) through December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Chicago, Illinois
February 25, 2022

We have served as the auditor of one or more Brookfield Public Securities Group LLC's investment companies since 2011.

2021 Annual Report
23

OAKTREE EMERGING MARKETS EQUITY FUND

Tax Information (Unaudited)

For the period ended December 31, 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended December 31, 2021 was 0.34%.
The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) was 22.32%.

For the period ended December 31, 2021, the Fund earned foreign source income of $170,448 and paid foreign taxes of $13,339, which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code.

24

OAKTREE EMERGING MARKETS EQUITY FUND

Liquidity Risk Management Program (Unaudited)

The Fund has adopted and implemented a written Liquidity Risk Management Program (the "LRMP") as required by Rule 22e-4 under the 1940 Act. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Fund's Line of Credit (discussed in Note 6 — Credit Facility). The Board approved the appointment of the Adviser's Trade Management Oversight Working Group as the LRMP administrator (the "Program Administrator").

The Program Administrator is responsible for the general oversight of the LRMP, including, but not limited to, the following: (i) assessing, managing and periodically reviewing (but no less frequently than annually) the Fund's liquidity risk; (ii) overseeing the classification of the liquidity of the Fund's portfolio investments; (iii) reporting to the Board with respect to any highly liquid investment minimum shortfall; (iv) reporting to the Board with respect to illiquid investments in excess of the 15% limitation; and (v) providing an annual report to the Board on the adequacy of the LRMP and the effectiveness of its implementation, including the operation of the highly liquid investment minimum ("HLIM") for the Fund (if applicable), and any material changes to the LRMP.

To comply with Rule 22e-4 and its related liquidity data reporting requirements, the Adviser and the Fund have contracted with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the "Sub-Administrator"), to obtain, on a daily basis, access to underlying liquidity data for the Fund in an effort to oversee the daily liquidity and liquidity risk of the Fund, and facilitate Fund reporting on Forms N-PORT, N-CEN and N-LIQUID, as appropriate. The liquidity data received and used by the Program Administrator is produced by a third party vendor which is a leading provider of liquidity and pricing data and related services to the fund industry, including other clients for which the Sub-Administrator provides administrative services. Since the establishment of the LRMP, the Fund has consistently maintained a percentage of highly liquid assets that were significantly above 50%, based on the liquidity classification testing results obtained by the Program Administrator via the third party vendor. Therefore, the Fund is currently exempt from the HLIM requirement and considered to be a "primarily highly liquid fund," as defined in Rule 22e-4. An assessment will be conducted by the Adviser at each regular and off cycle review of liquidity classifications pursuant to the LRMP to determine the Fund's qualification for exemption from establishing an HLIM.

On August 26, 2021, as required by the LRMP and Rule 22e-4, the Program Administrator provided the Board with an annual written report (the "Report") addressing the operation of the LRMP and assessing the adequacy and effectiveness of its implementation during the period from June 3, 2021 (commencement of operations) through June 30, 2021 (the "Reporting Period"). During the Reporting Period, the Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less in current market conditions without significantly changing their market value). As a result, the Fund is not required to adopt, and have not adopted, an HLIM as defined in Rule 22e-4. The Fund did not experience any issues meeting shareholder redemptions at any time during the Reporting Period. In the LRMP, the Program Administrator stated that the LRMP operated adequately and effectively to manage the Fund's liquidity risk during the Reporting Period.

2021 Annual Report
25

OAKTREE EMERGING MARKETS EQUITY FUND

Information Concerning Trustees and Officers (Unaudited)

The following tables provide information concerning the trustees and officers of the Fund.

Trustees of the Fund

Name, Address and Year of Birth	Position(s) Held with Fund and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex[1] Overseen by Trustee
Independent Trustees
Edward A. Kuczmarski c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1949	Trustee and Independent Chairman of the Board, Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Served Since 2011	Director/Trustee of several investment companies advised by Brookfield Public Securities Group LLC ("PSG") (2011-Present); Trustee of the Stralem Funds (2014-2016).	9
William H. Wright II c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1960	Trustee, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2020[2]	Director/Trustee of several investment companies advised by PSG (2020-Present); Director of Alcentra Capital Corporation (1940 Act BDC) (2018-2019); Director of The Zweig Fund, Inc. and The Zweig Total Return Fund (2013-2019); Advisory Director of Virtus Global Dividend & Income Fund, Virtus Global Multi-Sector Income Fund, Virtus Total Return Fund and Duff & Phelps Select Energy MLP Fund (2016-2019); Director of the Carlyle Group, TCG BDC, Inc., TCG BDC II, Inc. and Carlyle Secured Lending III (February 2021-Present).	9
Stuart A. McFarland c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1947	Trustee, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2013	Director/Trustee of several investment companies advised by PSG (2006-Present); Director of Drive Shack Inc. (formerly, New Castle Investment Corp.) (2000-Present); Managing Partner of Federal City Capital Advisors (1997-Present); Director of New America High Income Fund (2013-Present); Director of New Senior Investment Group, Inc. (2014-2021); Director of Steward Partners (2017-2021).	9
Heather S. Goldman c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1967	Trustee, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2013	Director/Trustee of several investment companies advised by PSG (2013-Present); Director and President of The Montage Owners Association (2021-Present); Board Director of Gesher USA (2015-Present); Trustee of Nevada Museum of Art (2016-2018); Member of the Honorary Board of University Settlement House (2014-Present); Co-Founder, CEO and Board Director of Capstak, Inc. (2014-2018).	9

26

OAKTREE EMERGING MARKETS EQUITY FUND

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with Fund and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex[1] Overseen by Trustee
Interested Trustee
David W. Levi c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1971	Trustee Served Since 2017	Director/Trustee of several investment companies advised by PSG (2017-Present); Chief Executive Officer of PSG (2019-Present); Chief Executive Officer of Brookfield Oaktree Wealth Solutions (2021-Present); President of PSG (2016-2019); Managing Director and Head of Distribution of PSG (2014-2016); Managing Partner of Brookfield Asset Management Inc. (2015-Present).	9

2021 Annual Report
27

OAKTREE EMERGING MARKETS EQUITY FUND

Information Concerning Trustees and Officers (Unaudited) (continued)

Officers of the Fund

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian F. Hurley* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1977	President	Served since 2014

President of several investment companies advised by PSG (2014-Present); General Counsel of PSG (2017-Present); Managing Director (2014-Present) and Assistant General Counsel (2010-2017) of PSG; Managing Partner of Brookfield Asset Management Inc. (2016-Present); Director of Brookfield Soundvest Capital Management (2015-2018).

Casey P. Tushaus* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1982	Treasurer	Served since 2021[3]

Treasurer of several investment companies advised by PSG (February 2021-Present); Assistant Treasurer of several investment companies advised by PSG (2016-2021); Director of PSG (2021-Present); Vice President of PSG (2014-2021).

Thomas D. Peeney* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1973	Secretary	Served since 2018

Secretary of several investment companies advised by PSG (2018-Present); Director of PSG (2018-Present); Vice President of PSG (2017-2018); Vice President and Assistant General Counsel of SunAmerica Asset Management, LLC (2013-2017).

Adam R. Sachs* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1984	Chief Compliance Officer ("CCO")	Served since 2017

CCO of several investment companies advised by PSG (2017-Present); Director of PSG (2017-Present); CCO of Brookfield Investment Management (Canada) Inc. (2017-Present); Senior Compliance Officer of Corporate Legal and Compliance at PSG (2011-2017).

Mohamed S. Rasul* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1981	Assistant Treasurer	Served since 2016	Assistant Treasurer of several investment companies advised by PSG (2016-Present); Vice President of PSG (2019-Present); Assistant Vice President of PSG (2014-2019).

* Interested person as defined by the Investment Company Act of 1940, as amended (the "1940 Act") because of affiliations with Brookfield Public Securities Group LLC, Administrator of the Fund.

1 The Fund Complex is comprised of Brookfield Investment Funds (six series of underlying portfolios), Brookfield Real Assets Income Fund Inc., Center Coast Brookfield MLP & Energy Infrastructure Fund and Oaktree Diversified Income Fund Inc.

2 Effective December 31, 2021, Mr. Louis P. Salvatore, an independent Trustee of the Fund, Chairman of the Audit Committee and member of the Nominating and Compensation Committee resigned from the Board. At that time, Mr. William H. Wright II assumed Mr. Salvatore's role as Chairman of the Audit Committee.

3 Casey P. Tushaus was appointed by the Board as the Treasurer of the Fund on February 25, 2021. Previously, Mr. Tushaus served as Assistant Treasurer of the Fund since 2016.

The Fund's Statement of Additional Information includes additional information about the trustees, and is available, without charge, upon request by calling 1-855-777-8001.

28

OAKTREE EMERGING MARKETS EQUITY FUND

Joint Notice of Privacy Policy (Unaudited)

Brookfield Public Securities Group LLC ("PSG"), on its own behalf and on behalf of the funds managed by PSG and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information ("Personal Information") at all times. This privacy policy ("Policy") describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.

If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.

WHAT INFORMATION DO WE COLLECT?

We collect the following Personal Information about you:

•  Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.

•  Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.

•  Information we may receive from our due diligence, such as your creditworthiness and your credit history.

WHAT IS OUR PRIVACY POLICY?

We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;

•  Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);

•  Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);

•  Other organizations, with your consent or as directed by you; and

•  Other organizations, as permitted or required by law (e.g. for fraud protection)

When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.

HOW DO WE PROTECT CLIENT INFORMATION?

We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.

CONTACT INFORMATION

For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.

2021 Annual Report
29

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CORPORATE INFORMATION

Investment Adviser

Oaktree Fund Advisors, LLC

333 South Grand Avenue, 28th Floor

Los Angeles, California 90071

www.oaktreefunds.com

Administrator

Brookfield Public Securities Group LLC

Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

www.brookfield.com

Please direct your inquiries to:

Investor Relations

Phone: 1-855-777-8001

E-mail: publicsecurities.enquiries@brookfield.com

Transfer Agent

Shareholder inquiries relating to distributions, address changes and shareholder account information should be directed to the Fund's transfer agent:

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

1-855-244-4859

Fund Accounting Agent

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Sub-Administrator

U.S. Bancorp Fund Services, LLC

1201 South Alma School Road, Suite 3000

Mesa, Arizona 85210

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

111 South Wacker Drive

Chicago, Illinois 60606

Legal Counsel

Paul Hastings LLP

200 Park Avenue

New York, New York 10166

Custodian

U.S. Bank National Association

1555 North RiverCenter Drive, Suite 302

Milwaukee, Wisconsin 53212

Distributor

Quasar Distributors, LLC

111 East Kilbourn Avenue, Suite 2200

Milwaukee, Wisconsin 53202

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund's Forms N-PORT are available on the SEC's website at www.sec.gov.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC's website at www.sec.gov.

Administrator

Brookfield Public Securities Group LLC
Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

1-855-777-8001

www.brookfield.com

Adviser

Oaktree Fund Advisors, LLC
333 South Grand Avenue, 28th Floor
Los Angeles, California 90071
1-213-830-6300
www.oaktreecapital.com

(b)	Not applicable

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant had adopted a Code of Ethics for Principal Executive and Principal Financial Officers (the “Code”). There were no amendments to or waivers from the Code during the period covered by this report. A copy of the Registrant’s Code will be provided upon request to any person without charge by contacting Investor Relations at (855) 777-8001 or by writing to Secretary, Brookfield Investment Funds, Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281-1023.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Stuart A. McFarland, Edward A. Kuczmarski and William H. Wright II, each qualify as audit committee financial experts, as defined in Item 3(b) of Form N-CSR. Messrs. McFarland, Kuczmarski and Wright II are considered “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, Deloitte & Touche LLP (“Deloitte”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for the audit of the Registrant’s annual financial statements and the review of financial statements that are included in the Registrant’s annual and semi-annual reports to shareholders (“Audit Fees”) were $142,000 and $107,000 for the fiscal years ended December 31, 2021 and December 31, 2020, respectively.

(b)	Audit-Related Fees

There were no fees billed by Deloitte to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by Deloitte for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c)	Tax Fees

For the fiscal years ended December 31, 2021 and December 31, 2020, Deloitte billed the Registrant aggregate fees of $36,600 and $26,800, respectively. Each bill is for professional services rendered for tax compliance, tax advice, tax planning and tax reclaim services. The nature of the services comprising the Tax Fees was the review of the Registrant’s income tax returns and tax distribution requirements.

For the Funds’ two most recent fiscal years, Tax Fees billed by Deloitte for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for the fiscal years ended December 31, 2021 and 2020.

The services for which Tax Fees were charged comprise all services performed by professional staff in Deloitte’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

There were no other fees billed by Deloitte to the Funds for all other non-audit services (“Other Fees”) for the fiscal years ended December 31, 2021 and December 31, 2020. During the same period, there were no Other Fees billed by Deloitte for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e) (1) According to policies adopted by the Audit Committee, services provided by Deloitte to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that Deloitte may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by Deloitte to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval.

(e) (2) None.

(f) Not applicable.

(g) The aggregate fees billed by Deloitte in 2021 and 2020 for non-audit services rendered to the Funds and Fund Service Providers were $186,600 and $171,800, respectively. For the fiscal years ended December 31, 2021 and December 31, 2020, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $150,000 and $145,000, respectively, in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds, including fees billed by Deloitte to Brookfield Public Securities Group LLC that were associated with Deloitte’s SSAE 16 Review (formerly, SAS No. 70).

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment adviser that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(15)) of Schedule 14A (17 CFR 240.14a- 101), or this Item 10.

Item 11. Controls and Procedures.

(a)            The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b)            As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)	None.

(2)	A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(3)	Not applicable.

(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BROOKFIELD INVESTMENT FUNDS

By:	/s/ Brian F. Hurley
Brian F. Hurley President and Principal Executive Officer

Date: March 3, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Brian F. Hurley
Brian F. Hurley President and Principal Executive Officer

Date: March 3, 2022

By:	/s/ Casey P. Tushaus
Casey P. Tushaus Treasurer and Principal Financial Officer

Date: March 3, 2022